LINCOLN BENEFIT LIFE COMPANY

Supplement Dated May 1, 2015

To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED MAY 1, 2015

CONSULTANT I PROSPECTUS DATED MAY 1, 2015

LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004

CONSULTANT II PROSPECTUS DATED MAY 1, 2004

PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

SUPPLEMENTAL INFORMATION

ABOUT LINCOLN BENEFIT LIFE COMPANY

Item 3(c).	Risk Factors

LINCOLN BENEFIT LIFE RISK FACTORS

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other products and financial services. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the SEC or in materials incorporated therein by reference.

Changes in actual experience could materially affect the profitability of our business

Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of our business. We establish target returns for each product based upon these factors and the average amount of capital that we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. Profitability emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

Our profitability depends on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect the profitability of our business.

Changes in reserve estimates may adversely affect our operating results

The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. We periodically review the adequacy of these reserves on an aggregate basis and if future experience differs significantly from assumptions, adjustments to reserves may be required which could have a material effect on our operating results.

Changes in market interest rates may lead to a significant decrease in the profitability of our spread-based products

Our ability to manage our fixed annuities is dependent upon maintaining profitable spreads between investment yields and interest crediting rates. When market interest rates decrease or remain at relatively low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to changes in the level of policy loans, surrenders and withdrawals. Non-parallel shifts in interest rates, such as increases in short-term rates without accompanying increases in medium- and long-term rates, can influence customer demand for fixed annuities, which could impact the level and profitability of new customer deposits. Increases in market interest rates can also have negative effects on our business, for example by increasing the attractiveness of other investments to our customers, which can lead to increased surrenders at a time when our fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability on our business.

Changes in estimates of profitability on interest-sensitive life, fixed annuities and other investment products may adversely affect our profitability and financial condition through the amortization of Value of Business Acquired (“VOBA”)

VOBA related to interest-sensitive life, fixed annuities and other investment contracts is amortized in proportion to actual historical gross profits and estimated future gross profits (“EGP”) over the estimated lives of the contracts. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. Updates to these assumptions (commonly referred to as “VOBA unlocking”) could adversely affect our profitability and financial condition.

We may not be able to mitigate the capital impact associated with statutory reserving requirements, potentially resulting in a return on equity below priced levels

To support statutory reserves for certain term and universal life insurance products with secondary guarantees, we currently utilize reinsurance and capital markets solutions for financing a portion of our statutory reserve requirements deemed to be non-economic. If we are not able to maintain sufficient financing as a result of market conditions or otherwise, this could result in a return on equity below priced levels.

Changes in tax laws may decrease the profitability of our products

Under current federal and state income tax law, certain of our products, primarily life insurance and annuities, receive favorable tax treatment. This favorable treatment may give certain of our products a competitive advantage over noninsurance products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material effect on our profitability and financial condition and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

Changes to tax law or interpretations of existing tax law could adversely affect the Company

Under the Internal Revenue Code of 1986, as amended (the “Code”), income tax payable by policyholders on investment earnings is deferred during the accumulation period of certain life insurance and annuity products. This favorable tax treatment may give certain of our products a competitive advantage over other non-insurance products. To the extent that the Code is revised to reduce the tax-deferred status of life insurance and annuity products or to increase the tax-deferred status of competing products, all life insurance companies, including us, would be adversely affected with respect to their ability to retain policyholders who have acquired such products. Depending upon grandfathering provisions, life insurance companies would be affected by the surrenders of existing annuity contracts and life insurance policies. Changes in tax law, which have reduced the federal income tax rates on corporate dividends in certain circumstances, could make the tax advantages of investing in certain life insurance or annuity products less attractive. Additionally, changes in tax law based on proposals to establish new tax-advantaged retirement and life savings plans, if enacted, could reduce the tax advantage of investing in certain life insurance or annuity products. We cannot predict what changes to tax law or interpretations of existing tax law may ultimately be enacted or whether such changes could adversely affect us.

Further acquisitions by Resolution Life, Inc. could be disruptive to our operations

On April 1, 2014, Resolution Life, Inc. acquired all of our outstanding common stock from Allstate Life Insurance Company (“ALIC”). Resolution Life, Inc. intends to acquire additional runoff books of business from unrelated insurers and may seek to combine portions of the related operations with ours to recognize efficiencies. The risks and uncertainties related to these transactions include, but are not limited to:

•	unanticipated difficulties and expenditures resulting from the transactions;

•	disruption of current plans and operations caused by the closing of the transactions and the transition to new management and service providers over time;

•	diversion of management time and focus from operating our business to addressing transaction integration challenges; and

•	the response of customers, agents and competitors to the closing of the transactions.

Our failure to address these risks could cause us to incur unanticipated liabilities, impose harmful disruptions to our customer service operations and harm our business generally.

Risks Relating to Investments

We are subject to market risk and declines in credit quality which may adversely affect investment income and cause realized and unrealized losses

We are subject to the risk that we will incur losses due to adverse changes in interest rates or credit spreads. Adverse changes to these rates and spreads may occur due to changes in fiscal policy and the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness and/or risk tolerance.

We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e. increase or decrease) in response to the market’s perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. A decline in the quality of our investment portfolio as a result of adverse economic conditions or otherwise could cause additional realized and unrealized losses on securities.

A decline in market interest rates or credit spreads could have an adverse effect on our investment income as we invest cash in new investments that may earn less than the portfolio’s average yield. In a declining interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

Concentration of our investment portfolio in any particular segment of the economy may have adverse effects on our operating results and financial condition

The concentration of our investment portfolio in any particular industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated rather than diversified.

The determination of the amount of realized capital losses recorded for impairments of our investments is subjective and could materially impact our operating results and financial condition

The determination of the amount of realized capital losses recorded for impairments varies by investment type and is based on our ongoing evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. Our conclusions on such assessments are judgmental and include assumptions and projections of future cash flows which may ultimately prove to be incorrect as assumptions, facts and circumstances change. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

Deteriorating financial performance impacting commercial mortgage loans, securities collateralized by residential and commercial mortgage loans, and collateralized corporate loans may lead to write-downs and impact our results of operations and financial condition

Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices, corporate loan delinquencies or recovery rates, changes in credit or bond insurer strength ratings and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

Our investment strategies may be adversely affected by developments in the financial markets

Our investment management strategies may be adversely affected by unexpected developments in the financial markets. For example, derivative contracts may result in coverage that is not as effective as intended, thereby leading to the recognition of losses without the recognition of gains expected to mitigate the losses.

The determination of the fair value of our fixed income securities is subjective and could materially impact our operating results and financial condition

In determining fair values we principally use the market approach which utilizes market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost or cost and fair value, net of deferred income taxes, certain VOBA, and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly.

Risks Relating to the Insurance Industry

Difficult conditions in the global economy and capital markets generally could adversely affect our business and operating results

Although the U.S. economy has recently showed signs of improvement, consumer spending and gross domestic product growth have been less robust than expected and unemployment remains historically high. Some local governments have been experiencing financial difficulties. Debates over the federal debt ceiling and the direction and long-term effects of the Federal Reserve’s quantitative easing (and the tapering of that program) continue to cause uncertainty in financial markets and the economy more broadly. In addition, concerns about the performance of international economies, especially in Europe and emerging markets, and economic conditions in

Asia, particularly the economies of China and Taiwan, can impact the economy and financial markets here in the United States. Concerns about the economy have also resulted in decreased lending by financial institutions to their customers and to each other.

General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

Losses from legal and regulatory actions may be material to our operating results or cash flows

We are involved in various legal actions, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently accrued and may be material to our operating results or cash flows for a particular annual period.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs

As an insurance company with separate accounts that are regulated as investment companies, we are subject to extensive laws and regulations. These laws and regulations are complex and subject to change. Changes may sometimes lead to additional expenses and increased legal exposure. Moreover, laws and regulations are administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general; and federal agencies including the SEC, the FINRA and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue changing, cause us to change our views regarding the actions we need to take from a legal risk management perspective, thus necessitating changes to our practices that may, in some cases, limit our ability to grow or to improve the profitability of our business. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. In many respects, these laws and regulations limit our ability to maintain the profitability of our business.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business

The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the Federal Insurance Office (“FIO”) established within the Treasury Department.

In recent years, the state insurance regulatory framework has come under public scrutiny, members of Congress have discussed proposals to provide for federal chartering of insurance companies, and the FIO and Financial Stability Oversight Council were established. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance and financial regulation.

These regulatory reforms and any additional legislative change or regulatory requirements imposed upon us in connection with the federal government’s regulatory reform of the financial services industry, and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business, or limit our ability to grow.

Reinsurance may be unavailable at current levels and prices

Market conditions beyond our control impact the availability and cost of the reinsurance we may purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to purchase reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, we may have to accept an increase in risk exposure or seek other alternatives.

Reinsurance subjects us to the credit risk of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our operating results

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our ceded insurance risks include all new business generated in the thirty months following the closing of our acquisition by Resolution Life, Inc., which business will be entirely ceded to Allstate Life Insurance Company. Our inability to collect a material recovery from a reinsurer could have a material effect on our operating results.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or our ability to obtain credit on acceptable terms

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses, financing costs, capital expenditures or acquisitions may be limited, and the cost of any such capital may be significant. Our access to additional financing will depend on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient and in such case, we may not be able to successfully obtain additional financing on favorable terms.

A large scale pandemic, the continued threat of terrorism or military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, marketability of product offerings, liquidity and operating results

A large scale pandemic, the continued threat of terrorism, within the United States and abroad, or military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from interest rate changes, and result in loss of life, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

Changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect our results of operations and financial condition

Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we are required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

The occurrence of events unanticipated in our disaster recovery systems and management continuity planning or a support failure from external providers during a disaster could impair our ability to conduct business effectively

The occurrence of a disaster such as a natural catastrophe, an industrial accident, a terrorist attack or war, cyber attack, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we have experienced threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Loss of key vendor relationships or failure of a vendor to protect personal information of our customers, claimants or employees could affect our operations

We rely on services and products provided by many vendors in the United States and abroad. These include, for example, third party administrators of our policies, vendors of computer hardware and software. In the event that one or more of our vendors suffers a bankruptcy or otherwise becomes unable to continue to provide products or services, or fails to protect personal information of our customers, claimants or employees, we may suffer operational impairments and financial losses.

We may not be able to protect our intellectual property and may be subject to infringement claims

We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property. Although we use a broad range of measures to protect our intellectual property rights, third parties may infringe or misappropriate our intellectual property. We may have to litigate to enforce and protect our intellectual property and to determine its scope, validity or enforceability, which could divert significant resources and prove unsuccessful. An inability to protect our intellectual property could have a material effect on our business.

We may be subject to claims by third parties for patent, trademark or copyright infringement or breach of usage rights. Any such claims and any resulting litigation could result in significant expense and liability. If our third party providers or we are found to have infringed a third-party intellectual property right, either of us could be enjoined from providing certain products or services or from utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses. Alternatively, we could be required to enter into costly licensing arrangements with third parties or implement a costly work around. Any of these scenarios could have a material effect on our business and results of our operations.

Item 11(a).	Description of Business

Lincoln Benefit Life Company (referred to in this document as “we,” “Lincoln Benefit,” “our,” “us” or the “Company”) was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly-owned subsidiary of Resolution Life, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the “Limited Partnership”), a Bermuda limited partnership, and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.

On April 1, 2014, Resolution Life, Inc. acquired all the outstanding capital stock in Lincoln Benefit (the “Acquisition”) from Allstate Life Insurance Company (“ALIC”). Immediately prior to the closing of the transaction, Lincoln Benefit commuted certain business previously reinsured to ALIC, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to ALIC, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to ALIC, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to ALIC ((a), (b) and (c) collectively, the “Recaptured Business”). ALIC continues to service the Recaptured Business until the servicing transitions to third party administration companies. In connection with the closing, Lincoln Benefit and ALIC entered into an Amended and Restated Reinsurance Agreement (the “ARRA”), pursuant to which ALIC continues to reinsure business that was ceded by Lincoln Benefit to ALIC before the closing, with the exception of the Recaptured Business (the “ALIC Reinsured Business”). The business reinsured under the ARRA is administered by ALIC pursuant to a new Administrative Services Agreement entered into between Lincoln Benefit and ALIC in connection with the closing (the “ASA”).

ALIC continues to reinsure all life insurance business written by Lincoln Benefit through the Allstate Financial Sales channel, all immediate annuities written by Lincoln Benefit prior to closing of the Acquisition, and certain term life policies written by Lincoln Benefit. This business will continue to be administered by ALIC under an existing administrative services agreement between Lincoln Benefit and ALIC. The Allstate Financial sales channel will continue to sell Lincoln Benefit products until they are transitioned to a new Allstate company beginning in the first quarter of 2015.

Lincoln Benefit’s variable annuity business is reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. and therefore mitigated this aspect of ALIC’s risk. The Company was not a direct participant of this agreement and its reinsurance agreement with ALIC remains unchanged.

We provide interest-sensitive, traditional and variable life insurance products through exclusive financial specialists. Prior to July 18, 2013, we sold interest-sensitive traditional and variable life insurance and fixed annuities, including deferred and immediate, through independent master brokerage agencies. Effective January 1, 2014, we no longer offer fixed annuities such as deferred and immediate annuities, however, we continue to accept deposits on existing policies.

We have reinsurance agreements whereby certain premiums, contract charges, interest credited to contractholder funds, contract benefits and expenses are ceded to ALIC, Lincoln Benefit Reinsurance Company (“LB Re”) and other non-affiliated reinsurers.

In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America. We frequently use industry publications containing statutory financial information to assess our competitive position.

Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state agency. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, and corporate governance.

In recent years, the state insurance regulatory framework has come under increased federal scrutiny. As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Many regulations required pursuant to this law must still be finalized, and we cannot predict what the final regulations will require but do not expect a material impact on Lincoln Benefit’s operations. Dodd-Frank also created the Federal Insurance Office (“FIO”) within the Treasury Department. The FIO monitors the insurance industry, provides advice to the Financial Stability Oversight Council, represents the U.S. on international insurance matters and studies the current regulatory system. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Lincoln Benefit.

Item 11(b).	Description of Property

Lincoln Benefit occupies leased office space in Lincoln, Nebraska and Rosemont, Illinois.

Item 11(c).	Legal Proceedings

There are no pending legal proceedings affecting the variable business. Lincoln Benefit is engaged in routine lawsuits, which, in management’s judgment, are not of material importance to its total assets or business prospects.

Item 11(e).	Financial Statements and Notes to Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of Resolution Life, Inc.)

Index

December 31, 2014

Page(s)

Reports of Independent Registered Public Accounting Firms	12-13

Consolidated Balance Sheet (Successor) and Balance Sheet (Predecessor)	14

Consolidated Statement of Operations and Comprehensive Income (Loss) (Successor) and Statements of Operations and Comprehensive Income (Loss) (Predecessor)	15

Consolidated Statement of Shareholder’s Equity (Successor) and Statements of Shareholder’s Equity (Predecessor)	16

Consolidated Statement of Cash Flows (Successor) and Statements of Cash Flows (Predecessor)	17

Notes to Consolidated Financial Statements	18-64

Schedule I — Consolidated Summary of Investments — Other than Investments in Related Parties	65

Schedule IV — Consolidated Reinsurance	66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, of shareholder’s equity and of cash flows present fairly, in all material respects, the financial position of Lincoln Benefit Life Company and its subsidiary at December 31, 2014, and the results of their operations and their cash flows for the period from April 1, 2014 through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, Schedule I — Summary of Investments — Other than Investments in Related Parties and Schedule IV — Reinsurance (the “financial statement schedules”) present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 13, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Lincoln Benefit Life Company

Lincoln, Nebraska

We have audited the accompanying Balance Sheet of Lincoln Benefit Life Company (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2013 (Predecessor’s Basis), and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the two years in the period ended December 31, 2013 (Predecessor’s Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis). Our audits also included Schedule IV —Reinsurance for each of the two years in the period ended December 31, 2013 (Predecessor’s Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis). These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the Balance Sheet of Lincoln Benefit Life Company as of December 31, 2013 (Predecessor’s Basis), and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013 (Predecessor’s Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV —Reinsurance for each of the two years in the period ended December 31, 2013 (Predecessor’s Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor’s Basis), when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche, LLP

Chicago, Illinois

April 13, 2015

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Consolidated Balance Sheet (Successor) and Balance Sheet (Predecessor)

December 31, 2014 and December 31, 2013

($ in thousands, except par value data and share amounts)

	Successor 12/31/2014	Predecessor 12/31/2013
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $9,231,856 and $284,928)	$9,390,647	$290,882
Commercial mortgage loans	1,115,167	—
Policy loans	194,385	—
Short-term investments	361,369	55,959
Other invested assets	26,897	—

Total Investments	11,088,465	346,841
Cash	49,730	5,100
Accrued investment income	96,408	—
Reinsurance recoverables — nonaffiliates	5,694,965	2,190,417
Reinsurance recoverables — affiliates	—	14,518,174
Valuation of business acquired	231,521	—
Deposit receivable	1,383,388	—
Other assets	592,202	83,735
Separate account assets	1,573,865	1,700,566

Total Assets	$20,710,544	$18,844,833

LIABILITIES
Future policy benefits and other policyholder liabilities	$6,463,964	$3,557,411
Policyholders’ account balances	9,829,337	13,124,115
Accrued expenses and other liabilities	188,616	112,576
Modified coinsurance payable	1,383,388	—
Current income tax	—	3,906
Deferred income tax, net	40,732	2,564
Other long-term debt — affiliate	551,600	—
Separate account liabilities	1,573,865	1,700,566

Total Liabilities	$20,031,502	$18,501,138

Commitments and Contingent Liabilities (Note 12)
SHAREHOLDER’S EQUITY
Common stock, $100 par value, 30,000 shares authorized, 25,000 shares issued and outstanding	$2,500	$2,500
Additional paid-in capital	593,558	180,000
Accumulated other comprehensive income	85,498	3,870
Retained earnings	(2,514)	157,325

Total Shareholder’s Equity	679,042	343,695

Total Liabilities and Shareholder’s Equity	$20,710,544	$18,844,833

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Consolidated Statement of Operations and Comprehensive Income (Loss) (Successor) and Statements of Operations and Comprehensive Income (Loss)(Predecessor)

For the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014 and the Years Ended December 31, 2013 and December 31, 2012

($ in thousands)

	Successor	Predecessor
	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Revenues
Premiums earned	$20,384	$—	$—	$—
Fee income from policyholders	259,169	—	—	—
Net investment income	288,571	2,350	10,935	11,590
Realized investment gains, net	46,092	285	—	626

Total revenues	$614,216	$2,635	$10,935	$12,216

Expenses
Policyholder benefits	$216,543	$—	$—	$—
Return credited to policyholders’ account balances	256,703	—	—	—
Operating and acquisition expenses	96,050	—	—	—

Total expenses	$569,296	$—	$—	$—

Income Before Federal Income Tax	$44,920	$2,635	$10,935	$12,216
Federal Income Tax Expense (Benefit)
Current	—	914	3,902	4,145
Deferred	14,234	8	(77)	128

Total income tax expense (benefit)	14,234	922	3,825	4,273

NET INCOME	$30,686	$1,713	$7,110	$7,943

Other comprehensive (loss) income, before tax
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	$131,433	$2,364	$(15,281)	$977
Reclassification adjustment for (gains) losses included in net income	—	285	1	596

Net unrealized investment gains (losses)	131,433	2,079	(15,282)	381

Other comprehensive (loss) income, before tax
Less: Income tax (benefit) related to:
Unrealized investment gains (losses) for the period	(45,935)	(828)	5,349	(343)
Reclassification adjustment for (gains) losses included in net income	—	(100)	—	(209)

Net unrealized investment gains (losses)	(45,935)	(728)	5,349	(134)

Other comprehensive (loss) income	85,498	1,351	(9,933)	247

Comprehensive (loss) income	$116,184	$3,064	$(2,823)	$8,190

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

Consolidated Statement of Shareholder’s Equity(Successor) and Statement of Shareholder’s Equity (Predecessor)

For the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014, and the Years Ended December 31, 2013 and December 31, 2012

($ in thousands, except par value data and share amounts)

	Common Stock		Additional Paid-In Capital	Retained Earnings	Accumulated Other Other Comprehensive Income (Loss)	Total Shareholder’s Equity

Predecessor	Shares	Amount
Balance, December 31, 2011	25,000	$2,500	$180,000	$142,272	$13,556	$338,328
Comprehensive income (loss)
Net income (loss)	—	—	—	7,943	—	7,943
Other comprehensive income (loss), net of tax	—	—	—	—	247	247

Total comprehensive income (loss)						8,190

Balance, December 31, 2012	25,000	$2,500	$180,000	$150,215	$13,803	$346,518
Comprehensive income (loss)
Net income (loss)	—	—	—	7,110	—	7,110
Other comprehensive income (loss), net of tax	—	—	—	—	(9,933)	(9,933)

Total comprehensive income (loss)						(2,823)

Balance, December 31, 2013	25,000	$2,500	$180,000	$157,325	$3,870	$343,695
Comprehensive income (loss)
Net income (loss)	—	—	—	1,713	—	1,713
Other comprehensive income (loss), net of tax	—	—	—	—	1,351	1,351

Total comprehensive income (loss)						3,064

Balance, March 31, 2014 (Note 1)	25,000	$2,500	$180,000	$159,038	$5,221	$346,759

Successor
Balance, April 1, 2014 (Note 1)	25,000	$2,500	$593,308	$—	$—	$595,808
Dividends to shareholder	—	—	—	(33,200)	—	(33,200)
Capital contribution	—	—	250	—	—	250
Comprehensive income
Net income	—	—	—	30,686	—	30,686
Other comprehensive income, net of tax	—	—	—	—	85,498	85,498

Total comprehensive income					—	116,184

Balance, December 31, 2014	25,000	$2,500	$593,558	$(2,514)	$85,498	$679,042

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Consolidated Statement of Cash Flows (Successor) and Statements of Cash Flows (Predecessor)

For the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014 and the Years Ended December 31, 2013 and December 31, 2012

($ in thousands)

	Successor	Predecessor
	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Cash flows from operating activities:
Net income	$30,686	$1,713	$7,110	$7,943
Adjustments to reconcile net loss to net cash:
Policy charges and fee income	(259,169)	—	—	—
Return credited to policyholders’ account balances	256,703	—	—	—
Realized Investment gains, net	(46,092)	(285)	—	(626)
Amortization/accretion of bond premium, net	44,112	94	630	781
Amortization of value of business acquired	38,987	—	—	—
Changes in assets and liabilities:
Decrease (increase) in insurance related liabilities and policy-related balances	(21,964)	6,402	(6,147)	14,398
Decrease (increase) in receivable from/payable to affiliate	—	24,358	(17,255)	25,752
Deferred income tax expense (benefit)	14,234	921	(329)	(516)
Decrease (increase) in accrued investment income	6,838
Decrease (increase) in other assets and liabilities	31,780	(23,192)	16,007	(32,761)

Net cash provided by (used in) operating activities	96,115	10,011	16	14,971

Cash flows from investing activities:
Fixed maturities, available for sale
Proceeds from sales and maturities	1,844,344	21,341	62,645	54,521
Purchases	(1,898,874)	—	(38,896)	(51,209)
Proceeds from sales and maturities of commercial mortgage loans	150,849	—	—	—
Net purchases, sales, maturities of derivatives	(8,636)	—	—	—
Net purchases, sales, maturities of other investments	620,425	55,924	(31,738)	(11,216)

Net cash provided by (used in) investing activities	708,108	77,265	(7,989)	(7,904)

Cash flows from financing activities:
Policyholders’ account deposits	340,128	—	—	—
Policyholders’ account withdrawals	(1,141,289)	—	—	—
Dividends paid to shareholder	(33,200)	—	—	—
Change in overdrafts	39,089	—	—	—
Capital contribution	250	—	—	—

Net cash provided by (used in) financing activities	(795,022)	—	—	—

Net increase (decrease) in cash	9,201	87,276	(7,973)	7,067
Cash, beginning of period	40,529	5,100	13,073	6,006

Cash, end of period	$49,730	$92,376	$5,100	$13,073

Supplemental schedule of cash flow information:
Cash paid during the year:
Income taxes paid	$—	$—	$4,200	$4,800
Interest paid	$4,585	$—	$—	$—
Commutation Agreement proceeds (see Note 1):
Cash received on April 1, 2014	$—	$143,348	$—	$—
Cash received subsequent to April 1, 2014	$—	$5,946	$—	$—
Invested assets transferred	$—	$11,482,637	$—	$—
Noncash activities
Issuance of vehicle note	$513,000	$—	$—	$—
Issuance of other long-term debt	$513,000	$—	$—	$—
Interest income on vehicle note	$15,711	$—	$—	$—
Interest expense on other long-term debt	$15,711	$—	$—	$—
Increase in vehicle note and other long-term debt	$38,600	$—	$—	$—
Increase in modified coinsurance payable and deposit receivable	$166,963	$—	$—	$—

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

1.	General

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of Resolution Life, Inc. (“Resolution”), which in turn is a wholly owned subsidiary of Resolution Life Holdings, Inc. (“Holdings”). Resolution was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

On April 1, 2014, Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, became a wholly owned subsidiary of Lincoln Benefit when it was contributed to Lincoln Benefit by Resolution.

The Company became a wholly owned subsidiary of Resolution on April 1, 2014 after receiving all required regulatory approvals. Prior to this date, it was a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”). On July 17, 2013, Holdings executed a Stock Purchase Agreement (the “Acquisition”) to acquire 100% of the Company from ALIC. In November 2013, Holdings assigned the right to acquire all of Lincoln Benefit’s outstanding capital stock to Resolution pursuant to an Assignment Agreement. The purchase price was $595.8 million.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Financial Sales channel”) and independent master brokerage agencies. Effective July 17, 2013, sales through the independent master brokerage agencies ceased, and sales through the Allstate Financial sales channel will continue for a period up to 30 months after the closing date of Acquisition. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

On April 1, 2014, immediately prior to the Acquisition (Predecessor Period), the Company, pursuant to a Partial Commutation Agreement, recaptured all deferred annuity, long-term care, accident and health and life business sold through Lincoln Benefit’s independent master brokerage agencies, other than specified life business, previously reinsured by ALIC. The primary impacts of the Partial Commutation Agreement with ALIC were the receipt of investments, the reduction of the related reinsurance recoverable and the reestablishment of deferred acquisition costs. The Company’s assets and liabilities increased by $1.33 billion and $0.19 billion, respectively. Since the Partial Commutation Agreement occurred between entities under common control, the excess of assets received and liabilities assumed was recorded as a capital contribution through additional paid-in capital.

Additionally, Lincoln Benefit and ALIC entered into an Amended and Restated Reinsurance Agreement where ALIC continues to reinsure all life insurance business written by Lincoln Benefit through the Allstate Financial Sales channel, all immediate annuities written by Lincoln Benefit prior to closing of the Acquisition, and certain term life policies written by Lincoln Benefit. Lincoln Benefit’s variable annuity business will remain reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. This business will continue to be administered by ALIC under an existing administrative services agreement between Lincoln Benefit and ALIC.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded at fair value at the date of acquisition. The following table summarizes the fair values of assets acquired and liabilities assumed as of April 1, 2014:

($ in thousands)
Assets
Fixed maturities	$9,194,903
Commercial mortgage loans	1,263,902
Policy loans	196,451
Short-term investments	979,728
Other invested assets	1,104
Cash	40,529
Accrued investment income	103,246
Reinsurance recoverable	5,606,879
Value of business acquired	290,795
Deposit receivable	1,550,351
Intangibles	5,200
Other assets	554,176
Separate account assets	1,661,007

Total assets acquired	21,448,271

Liabilities
Future policy benefits and other policyholder liabilities	6,682,833
Policyholders’ account balances	10,367,246
Accrued expenses and other liabilities	78,026
Modified coinsurance payable	1,550,351
Other long-term debt — affiliate	513,000
Separate account liabilities	1,661,007

Total liabilities assumed	20,852,463

Net assets acquired	$595,808

Included in the assets acquired is the value of business acquired (“VOBA”), which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 11 for further explanation of VOBA. The assessment of fair value in accordance with ASC 805-20-25 included the establishment of intangible assets for VOBA and various state licenses.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The financial statements are presented for Successor and Predecessor periods, which relate to the accounting periods after and before April 1, 2014, respectively, the date of the closing of the Acquisition. For periods after April 1, 2014, the accompanying financial statements comprise the consolidated financial statements of the Company, which include the accounts of the Company and its subsidiary. Due to the Acquisition and the application of push-down accounting, different bases of accounting have been used to prepare the Predecessor and Successor financial statements. A black line separates the Predecessor and Successor financial statements to highlight the lack of comparability between these two periods. The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Consolidation

The accompanying consolidated financial statements of the Successor include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.	Significant Accounting Policies

Cash

Cash includes cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”) residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows — Successor and Statement of Cash Flows — Predecessor.

The Company recognizes other-than-temporary impairments (“OTTI”) for securities classified as AFS in accordance with ASC 320, Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer’s ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security’s amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security’s fair value and the present value of its expected future cash flows is the non-credit loss. For corporate bonds, historical default (by rating) data is used as a proxy for the probability of default, and loss given default

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

(by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g. unemployment rates, housing prices) and loan-specific information (e.g. delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Commercial mortgage loans (“CMLs”) acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses (“ALLL”) representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy’s anniversary date.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

As part of the Company’s overall risk management policy, the Company uses listed options and exchange traded futures to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivative financial instruments utilized by the Company in the period from April 1, 2014 through December 31, 2014 (the “Successor Period”) included index option contracts and futures contracts. Derivatives are carried in the Company’s Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash. Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

associated with certain annuity and life contracts. When the Company purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. Purchased put and call index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in net investment income. If the purchased option contract expires without being exercised, the premiums paid are reported as net investment income and the corresponding asset previously recorded is reversed. The change in the fair value of written option contracts is reported in Realized investment gains, net, with an adjustment to a corresponding liability. Written call index option contracts are cash settled upon exercise and the gain or loss on settlement is reported in Realized investment gains, net.

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities.

Investment Income and Realized Gains and Losses

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company’s policy to cease to carry accrued interest on commercial mortgage loans that are over 90 days delinquent. The Company held no non-income producing investments as of December 31, 2014.

Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders’ Benefits and Interest Credited

Prior to April 1, 2014 or the periods prior to April 1, 2014 (the “Predecessor Periods”), the Company had reinsurance agreements whereby all premiums, fee income from policyholders and returns credited to policyholders, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Amounts reflected in the Statements of Operations and Comprehensive Income (Loss) are presented net of reinsurance.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrender values on traditional life and death benefits are reflected in policyholder benefits.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. As of April 1, 2014, the Company has reinsurance agreements to transfer all the risk related to immediate annuities.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed or guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the policyholder account balance.

Return credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

The Company incurs significant costs in connection with renewal insurance business. All acquisition-related costs, including commissions, those related to general advertising, agent training, as well as all indirect costs, are expensed as incurred and reported in Operating and acquisition expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the period from April 1, 2014 through December 31, 2014. The Company also receives expense allowances on reinsurance ceded. These amounts are recognized when earned and reported in Operating expenses and acquisition expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the period from April 1, 2014 through December 31, 2014.

Reinsurance

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheet (Successor) and Balance Sheets (Predecessor). However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company, consequently, allowances are established for amounts deemed uncollectible.

In the Predecessor periods, or the periods prior to April 1, 2014, the Company had reinsurance agreements whereby all insurance risks represented by premiums, fee income from policyholders, returns credited to policyholder account balances, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Additionally, investment income earned on the assets that supported policyholder account balances and future policy benefits and other policyholder funds were not included in the Company’s financial statements as those assets were owned and managed by ALIC and other reinsurers under the terms of the reinsurance agreements.

Value of Business Acquired (“VOBA”)

For interest sensitive life products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits (“EGP’s”) from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

Separate Accounts assets are carried at fair value. The assets of the Separate Accounts are legally segregated and available only to settle separate account contract obligations. Separate Account liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the Separate Account assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statement of Operations and Comprehensive Income (Successor) or Statements of Operations and Comprehensive Income (Predecessor). Deposits to and surrenders and withdrawals from the Separate Accounts are reflected in Separate Accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the Separate Accounts’ funds may not meet their stated investment objectives.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Future Policy Benefits and Other Policyholder Liabilities — Successor

Policy liabilities are established for future policy benefits on certain annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For ASC 944-20 products, benefit reserves are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry standards.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Future policy benefit reserves for the portion of fixed indexed annuity policies with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value for which returns are linked to an equity index, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest. Future policy benefits reserves for the portion of fixed indexed annuities earning a fixed rate of interest, and other deferred annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Future Policy Benefit and Other Policyholder Liabilities – Predecessor

Future policy benefit and other policyholder liabilities consist of the reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, and is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Policyholders’ Account Balances — Successor

Policyholder account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The Company holds additional liabilities for guaranteed minimum income benefits (“GMIB”) associated with variable annuities, which are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Policyholders’ Account Balances — Predecessor

Policyholder account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder account balances primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Policyholder account balances also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

Income Taxes — Successor

Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date. Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Income Taxes — Predecessor

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, accrued expenses and reinsurance recoverables. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Other Long-Term Debt

Effective April 1, 2014, and with Nebraska Department of Insurance (the “NE DOI” or the “Department of Insurance”) approval, Lancaster Re issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, LLC. for $513,000,000 and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513,000,000.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. §44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $38,600,000 and interest expense of $15,711,000 was recognized in the Successor Period from April 1, 2014 through December 31, 2014. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

Other assets consist primarily of premiums due, intangible assets, the Vehicle Note, receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Adoption of New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board issued guidance requiring expanded disclosures about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires the presentation of significant amounts reclassified out of accumulated other comprehensive income by income statement line item but only if the amount reclassified is required under accounting principles generally accepted in the United States of America (“GAAP”) to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, cross-reference to other disclosures that provide additional detail about those amounts is required. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company’s results of operations or financial position.

Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis (“pushdown”) in the acquired entity’s separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer’s new basis in the acquired entity’s assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The Company has applied pushdown accounting as a result of the Acquisition in the Successor Period, as disclosed in Note 1.

In February 2015, the FASB issued updated guidance regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

those annual periods beginning after December 15, 2015, with early adoption permitted. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Statement of Operations and Comprehensive Income (Loss) as a component of Income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

3.	Investments

The amortized cost, gross unrealized gains and losses and fair value for fixed maturities as of December 31, 2014 and 2013 were as follows:

December 31, 2014 — Successor ($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$810,057	$47,859	$(590)	$857,326
Obligations of U.S. States and Political Subdivisions	250,008	5,638	(437)	255,209
All other corporate securities	7,279,391	132,480	(34,126)	7,377,745
ABS	373,304	6,107	(2,408)	377,003
CMBS	331,041	3,507	(1,065)	333,483
RMBS	188,055	2,849	(1,023)	189,881

Total fixed maturities	$9,231,856	$198,440	$(39,649)	$9,390,647

December 31, 2013 — Predecessor ($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities
U.S. government and agenciies	$70,790	$3,113	$(57)	$73,846
Municipal	2,499	270	—	2,769
Corporate	190,186	5,784	(3,993)	191,977
Foreign government	4,999	165	—	5,164
CMBS	2,588	88	—	2,676
RMBS	13,866	584	—	14,450

Total fixed maturities	$284,928	$10,004	$(4,050)	$290,882

Scheduled Maturities — Successor

The scheduled maturities for fixed maturities are as follows as of December 31, 2014:

($ in thousands)	Amortized Cost	Fair Value
Due in one year or less	$425,248	$425,238
Due after one year through five years	1,775,910	1,779,194
Due after five years through ten years	4,001,723	4,060,017
Due after ten years	2,136,575	2,225,831

Total before asset and mortgage-backed securities	8,339,456	8,490,280
Asset and mortgage-backed securities	892,400	900,367

Total fixed maturities	$9,231,856	$9,390,647

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Commercial Mortgage Loans — Successor

The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The following table presents the Company’s commercial mortgage loan portfolio by geographical region as of December 31, 2014:

($ in thousands)	Carrying Value
Alabama	$1,720
Arizona	35,481
California	255,563
Colorado	22,381
Florida	20,779
Georgia	27,502
Hawaii	8,125
Illinois	53,174
Iowa	1,490
Kentucky	8,260
Maine	4,114
Maryland	35,536
Massachusetts	92,963
Minnesota	52,496
Missouri	9,324
Nevada	14,705
New Jersey	84,007
New York	72,625
North Carolina	31,111
Ohio	38,400
Oklahoma	10,835
Pennsylvania	37,688
South Carolina	3,130
Tennessee	5,719
Texas	103,778
Utah	45,914
Virginia	18,572
Washington	13,138
Wisconsin	6,637
General allowance for loan loss	—

Total commercial mortgage loans	$1,115,167

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Credit Quality of Commercial Mortgage Loans

The credit quality of commercial mortgage loans held-for-investment were as follows at December 31, 2014:

	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$930,592	$151,700	$29,460	$1,111,752	98%	$1,146,030	98%
65% to 75%	16,591	10,537	—	27,128	2	28,275	2
76% to 80%	—	—	—	—	—	—	—
Greater than 80%	—	—	—	—	—	—	—

Total	$947,183	$162,237	$29,460	$1,138,880	100%	$1,174,305	100%

As of December 31, 2014, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2014, $1,139 million of commercial mortgage loans were in current status and no commercial mortgage and other loans were classified as past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of December 31, 2014, the Company held no impaired commercial mortgage loans.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of December 31, 2014, the Company had no significant commitments to fund borrowers that have been involved in a troubled debt restructuring. For the period from April 1, 2014 through December 31, 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgages.

Other Invested Assets — Successor

The following table sets forth the composition of “Other invested assets” at December 31, 2014:

Successor
($ in thousands)	December 31, 2014
Low income housing tax credit properties	$896
Derivatives	26,001

$26,897

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the Successor Period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and years ended December 31, 2013 and 2012 were as follows:

	Successor	Predecessor
($ in thousands)	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Fixed maturities	$231,972	$2,461	$11,545	$12,138
Commercial mortgage loans	49,417	—	—	—
Cash and short-term investments	4,786	16	23	20
Other investment (loss) income	7,353	—	—	—

Gross investment income	293,528	2,477	11,568	12,158
Investment expenses	4,957	127	633	568

Net investment income	$288,571	$2,350	$10,935	$11,590

Realized Investment Gains and Losses

Realized investment gains and losses for the Successor Period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and years ended December 31, 2013 and 2012 were as follows:

	Successor	Predecessor
($ in thousands)	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Realized investment gains, net
Fixed maturities	$25,795	$285	$—	$626
Commercial mortgage loans	2,880	—	—	—
Derivatives	17,417	—	—	—
Other	—	—	—	—

Net realized gains	$46,092	$285	$—	$626

There were no other-than-temporary impairment losses recorded in the Successor Period from April 1, 2014 through December 31, 2014.

There were no other-than-temporary impairment losses recorded in the Predecessor Period from January 1, 2014 through March 31, 2014. Realized capital gains and losses in the Predecessor years ended December 31, 2013 and 2012 included $2 thousand and $19 thousand, respectively, of other-than-temporary impairment losses related to RMBS, none of which were included in other comprehensive income. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2014 and 2013.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Proceeds from sales of fixed maturities and gross realized investment gains and losses for the Successor Period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and years ended December 31, 2013 and 2012 were as follows:

	Successor	Predecessor
($ in thousands)	For the Period from April 1, 2014 through December 31, 2014	For the Period from January 1, 2014 through March 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Fixed maturities, available-for-sale
Proceeds from sales	$1,429,177	$5,277	$9,170	$25,367
Gross investment gains from sales	30,403	317	3	645
Gross investment losses from sales	(4,608)	(32)	(1)	—

Unrealized Investment Gains and Losses

The following table summarizes the gross unrealized losses and fair value of fixed maturities by the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 and 2013:

Successor	Less than 12 months		Greater than 12 months
December 31, 2014 ($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$71,766	$(590)	$—	$—	$71,766	$(590)
Obligations of U.S. States and Political Subdivisions	37,543	(437)	—	—	37,543	(437)
All other corporate securities	1,683,185	(34,126)	—	—	1,683,185	(34,126)
ABS	115,568	(2,408)	—	—	115,568	(2,408)
CMBS	135,203	(1,065)	—	—	135,203	(1,065)
RMBS	92,804	(1,023)	—	—	92,804	(1,023)

Total fixed income securities	$2,136,069	$(39,649)	$—	$—	$2,136,069	$(39,649)

Predecessor	Less than 12 months		Greater than 12 months
December 31, 2013 ($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturities
U.S. government agencies	$4,942	$(57)	$—	$—	$4,942	$(57)
Corporate	75,754	(3,795)	1,770	(198)	77,524	(3,993)

Total fixed income securities	$80,696	$(3,852)	$1,770	$(198)	$82,466	$(4,050)

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Portfolio Monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains and Losses in Accumulated Other Comprehensive Income

($ in thousands) Predecessor	Net Unrealized Gain (Losses) on Investments	VOBA	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax (Liability) Asset	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2011	$20,855	$—	$—	$(7,299)	$13,556
Net investment gains and losses on investments arising during the period	977	—	—	(343)	634
Reclassification adjustment for gains and losses included in net income	596	—	—	(209)	387

Balance, December 31, 2012	$21,236	$—	$—	$(7,433)	$13,803
Net investment gains and losses on investments arising during the period	(15,281)	—	—	5,349	(9,932)
Reclassification adjustment for gains and losses included in net income	1	—	—	—	1

Balance, December 31, 2013	$5,954	$—	$—	$(2,084)	$3,870
Net investment gains and losses on investments arising during the period	2,364	—	—	(828)	1,536
Reclassification adjustment for gains and losses included in net income	285	—	—	(100)	185

Balance, March 31, 2014	$8,033	$—	$—	$(2,812)	$5,221

Successor
Balance, April 1, 2014	$—	$—	$—	$—	$—
Net investment gains and losses on investments arising during the period	159,261	—	—	(55,674)	103,587
Reclassification adjustment for gains and losses included in net income	—	—	—	—	—
Impact of net unrealized investment gains and losses on VOBA	—	(20,287)	—	7,100	(13,187)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(7,541)	2,639	(4,902)

Balance, December 31, 2014	$159,261	$(20,287)	$(7,541)	$(45,935)	$85,498

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

4.	Derivative Financial Instruments

See Note 2 for a description of the Company’s accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

The following table provides a summary of the notional and fair value positions of derivative financial instruments as of December 31, 2014 and 2013:

($ in thousands)	Succesor
	December 31, 2014
		Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities
Assets
Equity options	$624	$68,776	$(43,104)
Futures	10	329	—
Liabilities
Policyholders account balances
Derivatives embedded in life and annuity contracts
Equity-indexed annuity contracts(3)	$1,734,264	$—	$(63,660)
Equity-indexed life contracts(3)	347,610	—	(18,720)
Guaranteed accumulation benefits(1)	120,714	—	(6,367)
Guaranteed withdrawal benefits(1)	17,102	—	(366)

($ in thousands)	Predecessor
	December 31, 2013
		Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities
Liabilities
Policyholders account balances
Derivatives embedded in life and annuity contracts
Equity-indexed and forward starting options in life and annuity product contracts(2)	2,591,090	—	(258,415)
Guaranteed accumulation benefits(2)	152,936	—	(8,970)
Guaranteed withdrawal benefits(2)	22,199	—	(474)

(1)	As of April 1, 2014, these amounts were ceded in accordance with the Company’s reinsurance agreements.
(2)	Prior to April 1, 2014, these amounts were ceded to ALIC or in accordance with the Company’s reinsurance agreements.
(3)	Amount represents account value of equity indexed contracts.

The standardized ISDA Master Agreement under which the Company’s derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. At December 31, 2014, the Company held $6.4 million in cash and securities collateral delivered by trade counterparties. This unrestricted cash collateral is reported in Cash on the Consolidated Balance Sheet.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table presents the amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the Successor Period from April 1, 2014 through December 31, 2014:

	Successor
($ in thousands)	For the Period from April 1, 2014 through December 31, 2014
	Realized Investment Gains (Losses)	Policyholder Benefits
Assets
Equity Options	$15,230	$—
Futures	$2,187	$—
Liabilities
Policyholders’ account balances
Equity-indexed annuity contracts	$—	$(5,622)
Equity-indexed life contracts		90

The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments for the Predecessor Periods from January 1, 2014 through March 31, 2014 and for the years ended December 31, 2013 and December 31, 2013:

($ in thousands)	Predecessor
	For the Period from January 1, 2014 through March 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
	Interest Credited(1)	Policyholder Benefits (1)	Interest Credited(1)	Policyholder Benefits (1)	Interest Credited(1)	Policyholder Benefits (1)
Liabilities
Policyholders’ account balances
Derivatives embedded in life and annuity contracts	$16,427	$946	$36,890	$10,177	$186,625	$5,126

(1)	Prior to April 1, 2014, these amounts were ceded in accordance with the Company’s reinsurance agreements.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

5.	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheet (Successor) and Balance Sheet (Predecessor) at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Assets and liabilities whose values are based on the following:

(a) Quoted prices for similar assets or liabilities in active markets;

(b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Successor

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2014. There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014.

($ in thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets at fair value
Fixed maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies	$—	$857,326	$—	$857,326
Obligations of U.S. States and Political Subdivisions	—	255,209	—	255,209
All Other Corporate Securities	—	7,370,409	7,336	7,377,745
ABS	—	371,753	5,250	377,003
CMBS	—	330,790	2,693	333,483
RMBS	—	189,881	—	189,881
Short term investments	191,979	145,676	23,713	361,368
Other invested assets
Equity Options	25,672	—	—	25,672
Futures	329	—	—	329
Separate accounts assets	1,573,865	—	—	1,573,865

Total assets at fair value	$1,791,845	$9,521,044	$38,992	$11,351,881

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(63,660)	$(63,660)
Equity indexed life contracts	—	(18,720)	—	(18,720)
Guaranteed minimum accumulation benefits	—	—	(6,367)	(6,367)
Guaranteed minimum withdrawal benefits			(366)	(366)
Separate accounts liabilities	(1,573,865)	—	—	(1,573,865)

Total liabilites at fair value	$(1,573,865)	$(18,720)	$(70,393)	$(1,662,978)

There were no transfers between Level 1 and Level 2 from the period from April 1, 2014 through December 31, 2014.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities

The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow,

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2014.

Short-term Investments

Short-term investments include money market instruments, highly liquid debt instruments and certain other investments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2. Short-term investments classified within Level 3 primarily consist of commercial mortgage loans. The fair value of commercial mortgage loans is equal to unpaid principal.

Other Invested Assets

The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

Separate Account Assets and Liabilities

Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Policyholders’ Account Balances

The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed life and annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Level 3 Fair Value Measurements

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(63,660)	Option Pricing Technique	Projected option cost	1.40% - 1.93%	1.50%

Excluded from the table above at December 31, 2014 are approximately $15 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The table above also excludes underlying quantitative inputs related to liabilities held for the Company’s guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis from the period from April 1, 2014 through December 31, 2014:

($ in thousands)	Balance as of April 1, 2014	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2014
Assets
Fixed income securities
All other corporate securities	$400,527	$6,693	$(7,841)	$—	$(291,802)	$4,930	$(97,228)	$—	$—	$15,279
Short-term investments	$24,095	$29	$—	$—	$—	$—	$(411)	$—	$—	$23,713
Liabilities
Equity indexed annuity contracts	$(58,038)	$(5,622)	$—	$—	$—	$—	$—	$—	$—	$(63,660)
Equity indexed life contracts	$(15,691)	$(3,029)	$—	$—	$—	$—	$—	$—	$—	$(18,720)
Guaranteed minimium accumulation benefits and guaranteed minimum withdrawal benefits(1)	$(8,499)	$1,766	$—	$—	$—	$—	$—	$—	$—	$(6,733)

(1)	These amount are 100% ceded in accordance with the Company’s reinsurance agreements.

Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

The following table presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Balance Sheet; however, in some cases, as described below, the carrying amount equals or approximates fair value as of December 31, 2014.

($ in thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets
Commercial mortgage loans	$—	$—	$1,150,510	$1,150,510
Policy loans	—	—	194,385	194,385
Cash	49,730	—	—	49,730
Vehicle note	—	—	551,600	551,600

Total assets at fair value	$49,730	$—	$1,896,495	$1,946,225

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$6,609,253	$6,609,253
Other long-term debt	—	—	551,600	551,600

	$—	$—	$7,160,853	$7,160,853

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Commercial Mortgage Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Policy Loans

The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

Cash

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value.

Vehicle Note and Other Long-Term Debt

The carrying value of the Vehicle Note and Other long-term debt approximates fair value.

Policyholders’ Account Balances — Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Predecessor

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 Measurements

•	Fixed maturities: Comprise certain U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•	Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 Measurements

•	Fixed maturities

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

•	Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 Measurements

•	Policyholder account balances — Successor; contract holder funds Predessor: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of nonmarket observable inputs.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2013. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2013.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Balance as of December 31, 2013
Assets:
Fixed maturities:
U.S. government and agencies	$27,520	$46,326	$—	$73,846
Municipal	—	2,769	—	2,769
Corporate	—	191,977	—	191,977
Foreign government	—	5,164	—	5,164
RMBS	—	14,450	—	14,450
CMBS	—	2,676	—	2,676

Total fixed maturities	27,520	263,362	—	290,882
Short-term investments	20,764	35,195	—	55,959
Separate account assets	1,700,566	—	—	1,700,566

Total assets at fair value	$1,748,850	$298,557	$—	$2,047,407

% of total assets at fair value	85.4%	14.6%	—%	100.0%
Liabilities:
Policyholders’ account balances: Derivatives embedded in life and annuity contracts	$—	$—	$(267,859)	$(267,859)

Total liabilities at fair value	$—	$—	$(267,859)	$(267,859)

% of total liabilities at fair value	—%	—%	100.0%	100.0%

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements as of December 31, 2013:

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Derivatives embedded in life and annuity contracts — Equity-indexed and forward starting options	$(258,415)	Stochastic cash flow model	Projected option cost	1.0 - 2.0%	1.91%

If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the period from January 1, 2014 through March 31, 2014.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2013	Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$(267,859)	$18,525	$—	$—	$—

Total recurring Level 3 liabilities	$(267,859)	$18,525	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of March 31, 2014
Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$—	$—	$(3,764)	$2,612	$(250,486)

Total recurring Level 3 liabilities	$—	$—	$(3,764)	$2,612	$(250,486)

(1)	The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits. These amounts were ceded in accordance with the Company’s reinsurance agreements.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2012	Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed maturities:
Corporate	$312	$—	$—	$—	$—

Total recurring Level 3 assets	$312	$—	$—	$—	$—

Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$(314,926)	$43,244	$—	$—	$—

Total recurring Level 3 liabilities	$(314,926)	$43,244	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2013
Assets
Fixed maturities:
Corporate	$—	$—	$—	$(312)	$—

Total recurring Level 3 assets	$—	$—	$—	$(312)	$—

Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$—	$—	$(6,621)	$10,444	$(267,859)

Total recurring Level 3 liabilities	$—	$—	$(6,621)	$10,444	$(267,859)

(1)	The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits. These amounts were ceded in accordance with the Company’s reinsurance agreements.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2011	Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed maturities:
Corporate	$598	$—	$—	$—	$—
RMBS	2,321	—	—	—	(2,321)

Total recurring Level 3 assets	$2,919	$—	$—	$—	$(2,321)

Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$(506,678)	$131,054	$—	$—	$—

Total recurring Level 3 liabilities	$(506,678)	$131,054	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2012
Assets
Fixed maturities:
Corporate	$—	$—	$—	$(286)	$312
RMBS	—	—	—	—	—

Total recurring Level 3 assets	$—	$—	$—	$(286)	$312

Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$—	$—	$(11,024)	$71,722	$(314,926)

Total recurring Level 3 liabilities	$—	$—	$(11,024)	$71,722	$(314,926)

(1)	The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $125.9 million in interest credited to contractholder funds and $5.1 million in contract benefits. These amounts were ceded in accordance with the Company’s reinsurance agreements.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

There were no transfers between Level 1 and Level 2 during the period from January 1, 2014 through March 31, 2014, 2013 or 2012.

Transfers out of Level 3 during 2012 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities.

($ in thousands)	Period from January 1, 2014 through March 31, 2014	As of December 31, 2013	As of December 31, 2012
Liabilities
Policyholders’ account balances:
Derivatives embedded in life and annuity contracts	$18,525	$43,244	$131,054

Total recurring Level 3 liabilities	$18,525	$43,244	$131,054

The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. The amount attributable to derivatives embedded in life and annuity contracts is reported as follows: $17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits in the period from January 1, 2014 through March 31, 2014, $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits in 2013, and $125.9 million in interest credited to contractholder funds and $5.1 million in contract benefits in 2012. These amounts are ceded in accordance with the Company’s reinsurance agreements.

As of December 31, 2013, financial instruments not carried at fair value included contractholder funds on investment contracts. The carrying value and fair value of contractholder funds on investment contracts were $7.76 billion and $7.66 billion, respectively, as of December 31, 2013. The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company’s own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company’s own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company’s own credit risk. The fair value measurements for contractholder funds on investment contracts are categorized as Level 3.

6.	Reinsurance

Successor

The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers. As of December 31, 2014, approximately 99.8% of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents over 65% of the Company’s reinsurance recoverable as of December 31, 2014.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

On April 1, 2014, the Company entered into an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2014, the Company had a deposit receivable and a modified coinsurance payable of $1,383 million related to this agreement.

The effects of reinsurance on premiums earned and fee income from policyholders for the Successor Period for the period April 1, 2014 through December 31, 2014 were as follows:

($ in thousands)	For the Period from April 1, 2014 Through December 31, 2014
Direct	$921,444
Assumed	5,258
Ceded	(702,833)

Premiums and fee income, net of reinsurance	$223,869

The effects of reinsurance on return credited to policyholders’ account balances, policyholder benefits, and other expenses for the Successor Period for the period April 1, 2014 through December 31, 2014 were as follows:

($ in thousands)	For the Period from April 1, 2014 Through December 31, 2014
Direct	$1,104,420
Assumed	4,713
Ceded	(635,887)

Return credited to policyholders’ account balances and policyholder benefits, net of reinsurance	$473,246

Predecessor

Prior to April 1, 2014, the Company had reinsurance agreements under which it reinsured all of its business to ALIC, Lincoln Benefit Re (“LB Re”) or non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to policyholders account balances, contract benefits and substantially all expenses were reinsured. The Company purchased reinsurance to limit aggregate and single losses on large risks. The Company ceded a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

As of December 31, 2013, 86.9% of the total reinsurance recoverables were related to ALIC and 13.1% were related to non-affiliated reinsurers. As of December 31, 2013, 95% of the Company’s non-affiliated reinsurance recoverables are due from companies rated A- or better by S&P.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The effects of reinsurance on premiums and contract charges are as follows:

($ in thousands)	Period from January 1, 2014 through March 31, 2014	2013	2012
Direct	$331,899	$1,331,597	$1,298,864
Assumed	1,581	6,830	6,784
Ceded:
Affiliate	(244,797)	(962,576)	(908,459)
Non-affiliate	(88,683)	(375,851)	(397,189)

Premiums and fee income, net of reinsurance	$—	$—	$—

The effects of reinsurance on return credited to policyholders’ account balances, policyholder benefits and other expenses are as follows:

($ in thousands)	Period from January 1, 2014 through March 31, 2014	2013	2012
Direct	$450,041	$1,938,015	$1,882,714
Assumed	2,606	8,180	9,167
Ceded:
Affiliate	(336,122)	(1,505,010)	(1,369,305)
Non-affiliate	(116,525)	(441,185)	(522,576)

Return credited to policyholders, contract benefits and expenses, net of reinsurance	$—	$—	$—

7.	Income Taxes

Successor

In connection with the Acquisition as defined in Note 1, ALIC made an election under Treasury Regulation Section 1.1502-36(d) to reduce the tax basis of certain of the Company’s assets immediately prior to the Acquisition. The reduced tax bases were used to determine the deferred tax impact under the acquisition method of accounting as discussed in Note 1.

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re will file a separate consolidated federal income tax return for the period April 1, 2014 to December 31, 2014 and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).

Following the Acquisition, the Company exited The Allstate Corporation’s consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates. Final tax settlements were agreed to with The Allstate Corporation and no future tax allocations are expected to occur with The Allstate Corporation.

As part of the Acquisition, although the Company remains jointly and severally liable for consolidated tax liabilities for years prior to the Acquisition, the Company is held harmless by ALIC in accordance with the Acquisition agreement and believes the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2014. As of December 31, 2014, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31, 2014 are as follows:

($ in thousands)	December 31, 2014
Deferred tax assets
Policyholder reserves	$2,057,627
Deferred acquisition costs	24,850
Premiums receivable	8,197
Net operating loss carryforward	7,500
Other assets	38

Total deferred tax assets	$2,098,212

Deferred tax liabilities
Value of business acquired	$(81,032)
Amounts recoverable from reinsurers	(2,010,157)
Investments	(45,935)
Intangibles	(1,820)

Total deferred tax liabilities	$(2,138,944)

Net deferred tax liability	$(40,732)

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2014. Management believes the Company will produce sufficient taxable income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company has a net operating loss carryforward as of December 31, 2014 of approximately $21.5 million that will expire in the year 2029, if unused.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the Successor Period from April 1, 2014 through December 31, 2014 were as follows:

($ in thousands)	For the Period from April 1, 2014 Through December 31, 2014
Expected federal income tax expense	$15,722
Dividends received deduction	(1,470)
Other	(18)

Total income tax expense	$14,234

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

There remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, issues related to the calculation of the DRD. For the last several years, the revenue provisions included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

Predecessor

Prior to April 1, 2014, the Company joined The Allstate Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and was party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company paid to or received from The Allstate Corporation the amount, if any, by which the Allstate Group’s federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also had a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements resulted in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

The IRS is currently examining the Allstate Group’s 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group’s 2009 and 2010 federal income tax returns and a final settlement related to the examination was approved by the IRS Appeals Division on September 19, 2014. The Allstate Group’s tax years prior to 2009 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2013.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2013
Deferred assets
Reinsurance recoverables	$497
Other assets	4

Total deferred assets	501

Deferred liabilities
Unrealized net capital gains	(2,084)
Accrued expenses	(981)
Other liabilities	—

Total deferred liabilities	(3,065)

Net deferred liability	$(2,564)

The components of income tax expense are as follows:

($ in thousands)	Period from January 1, 2014 through March 31, 2014	2013	2012
Current	$914	$3,902	$4,145
Deferred	8	(77)	128

Total income tax expense	$922	$3,825	$4,273

The Company paid no income taxes in the period from January 1, 2014 through March 31, 2014. The Company paid income taxes of $4.2 million and $4.8 million in 2013 and 2012, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations is as follows:

	Period from January 1, 2014 through March 31, 2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
Other	—	—	—

Effective income tax rate	35.0%	35.0%	35.0%

8.	Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2014 and 2013, future policy benefits and other policyholder liabilities consisted of the following:

	Successor	Predecessor
($ in thousands)	December 31, 2014	December 31, 2013
Traditional life insurance	$1,492,438	$1,548,134
Immediate fixed annuities	635,858	676,565
Accident and health insurance	1,462,110	1,324,268
Equity indexed annuities	1,895,889	—
Other	977,669	8,444

Total	$6,463,964	$3,557,411

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Successor

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Predecessor

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits as of December 31, 2013:

Product	Mortality	Interest rate	Estimation method
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 2.5% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Immediate fixed annuities	1983 individual annuity mortality table with internal modifications; 1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 0% to 8.8%	Present value of expected future benefits based on historical experience

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 5.3%	Unearned premium; additional contract reserves for mortality risk and unpaid claims

Other: Variable annuity guaranteed minimum death benefits	Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 4.0% to 5.8%	Projected benefit ratio applied to cumulative assessments

9.	Policyholder Account Balances

As of December 31, 2014 and 2013, policyholders’ account balances consisted of the following:

	Successor	Predecessor
($ in thousands)	December 31, 2014	December 31, 2013
Interest-sensitive life contracts	$5,008,094	$5,020,265
Individual annuities	4,806,270	7,803,892
Other	14,973	299,958

Total policyholders’ account balances	$9,829,337	$13,124,115

Successor

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Predecessor

The following table highlights the key contract provisions relating to policyholders’ account balances:

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0% to 10.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.6% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0% to 8.8% for immediate annuities; 0% to 7.0% for equity-indexed annuities (whose returns are indexed to the S&P 500); and 1.0% to 6.0% for all other products	Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 18.7% of fixed annuities are subject to market value adjustment for discretionary withdrawals.

Other investment contracts: Guaranteed minimum income, accumulation and withdrawal benefits on variable and fixed annuities and secondary guarantees on interest-sensitive life and fixed annuities	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

10.	Certain Nontraditional Long-Duration Contracts

The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit. All of the risks associated with the Company’s variable annuity contracts are reinsured with external reinsurers.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as Separate Account assets with an equivalent amount reported as Separate Account liabilities. Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss) (Successor) and Statements of Operations and Comprehensive Income (Predecessor).

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within Future policy benefits and other policyholder liabilities or Policyholders’ account balances. As of December 31, 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	Successor
	December 31, 2014
($ in millions)	In the Event of Death	At Annuitization/ Accumulation(1)	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate Account value	$742.7	$151.9	$16.6	$118.4
Net amount at risk	$57.2	$15.2	$0.1	$6.2
Average attained age of contractholders	60 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	6 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees:
Separate Account value	$325.1
General account value	$31518.3
Net amount at risk	$89,942.8
Average attained age of contractholders	51 years

As of December 31, 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	Predecessor
	December 31, 2013
($ in millions)	In the Event of Death	At Annuitization/ Accumulation(1)	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate Account value	$877.0	$170.5	$21.8	$151.1
Net amount at risk	$63.2	$16.6	$0.1	$7.3
Average attained age of contractholders	59 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	6 years

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet (Successor) and the related changes in the liabilities are included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss) for the Successor Period from April 1, 2014 through December 31, 2014. In the Predecessor Period, secondary guarantees on interest-sensitive life and fixed annuities are included in policyholders’ account balances. Guaranteed minimum income benefits (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders’ account balances on the Consolidated Balance Sheet (Successor).

	GMDB	GMIB	GMWB/ GMAB	Secondary Guarantees
($ in thousands)	Variable Annuity	Variable Annuity	Variable Annuity	Interest- Sensitive Life and Fixed Annuities	Total
Predecessor
Balance as of December 21, 2012	$9,390	$19,484	$19,621	$200,688	$249,183
Less: reinsurance recoverable	9,390	19,484	19,621	200,688	249,183

Net balance as of December 31, 2012	—	—	—	—	—
Incurred guarantee benefits	—	—	—	—	—
Paid guarantee benefits	—	—	—	—	—

Net change	—	—	—	—	—
Net balance as of December 31, 2013	—	—	—	—	—
Plus reinsurance recoverable	8,444	8,743	9,444	281,771	308,402

Balance as of December 31, 2013	$8,444	$8,743	$9,444	$281,771	$308,402

Less: reinsurance recoverable	8,444	8,743	9,444	281,771	308,402
Net balance as of December 31, 2013	—	—	—	—	—
Incurred guarantee benefits	—	—	—	—	—
Paid guarantee benefits	—	—	—	—	—

Net change	—	—	—	—	—
Net balance as of March 31, 2014	—	—	—	—	—
Plus reinsurance recoverable	8,057	7,122	8,499	293,704	317,382

Balance as of March 31, 2014	$8,057	$7,122	$8,499	$293,704	$317,382

Successor
Balance as of April 1, 2014	$8,057	$7,122	$8,499	$552,163	$575,841
Less: reinsurance recoverable	8,057	7,122	8,499	67,288	90,966

Net balance as of April 1, 2014	—	—	—	484,875	484,875
Incurred guarantee benefits	—	—	—	159,104	159,104
Paid guarantee benefits	—	—	—	(108,252)	(108,252)

Net change	—	—	—	50,852	50,852
Net balance as of December 31, 2014	—	—	—	535,727	535,727
Plus reinsurance recoverable	8,358	8,240	6,733	83,733	107,064

Balance as of December 31, 2014	$8,358	$8,240	$6,733	$619,460	$642,791

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

11.	Value of Business Acquired

The following reflects the changes to the VOBA asset:

($ in thousands)	For the Period from April 1, 2014 Through December 31, 2014
Balance at beginning of period	$290,795
Business acquired	—
Amortized to expense during the year(1)	(38,987)
Adjustment for unrealized investment gains during the year	(20,287)

Balance at end of year	$231,521

(1)	Amount is included in Other Expenses on the Consolidated Statement of Operations and Other Comprehensive Income (Loss)

The following table provides estimated percentage of the VOBA balance to be amortized for the years indicated:

VOBA Amortization
2015	14%
2016	12%
2017	11%
2018	9%
2019 and thereafter	54%

12.	Commitments and Contingencies

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws. It is possible that this examination may result in additional payments of abandoned funds to states and to changes in the Company’s practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2014, the Company accrued $6.7 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $11.2 million.

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. As part of the Acquisition, ALIC has agreed to indemnify the Company for certain matters. ALIC has also agreed to indemnify the Company for certain litigation, regulatory matters and other liabilities related to the pre-closing activities of the transferred business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The Company had the following restricted assets:

•	Certain bonds were on deposit with governmental authorities as required by law of $8.9 million and $9.4 million at December 31, 2014 and December 31, 2013, respectively.

•	Derivative cash collateral received was reported as cash equivalents of $6.4 million at December 31, 2014. The Company had no derivative cash collateral as of December 31, 2013.

13.	Regulatory Capital and Dividends

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments at amortized cost.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Statutory net income was $226 million and $7.7 million for the years ended December 31, 2014 and December 31, 2013. Statutory capital and surplus was $719 million and $332.5 million as of December 31, 2014 and December 31, 2013, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with the Acquisition, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to the Acquisition.

Other

Without the prior approval of the Nebraska Director of Insurance, the Company may not:

1.	Acquire or enter into an agreement or understanding to acquire control of any insurer, assumptively acquire policies, or bulk reinsure business during the period of three years after the Acquisition.

2.	Provide or propose to provide directly or indirectly any loans, advances, guarantees, pledges, or other financial assistance (excluding policy loans or investment portfolio transactions) during the period of three years after the Acquisition.

3.	Engage in any material transaction during the period of three years after the Acquisition. “Material transaction” shall mean any transfer or encumbrance of assets that, together with all other transfers or encumbrances made within the preceding twelve months, exceeds in value the greater of five percent of Lincoln Benefit’s surplus as of the December 31st of the last preceding, or the net gain from operations of Lincoln Benefit for the twelve-month period ending the December 31st of the last preceding. For the purposes of this clause, “Material Transaction” shall exclude (i) investment portfolio transactions (ii) settlement of balances due to policyholders, agents or third party reinsurers under existing reinsurance agreements or (iii) settlement of ordinary course payables including but not limited to taxes, third party administrators, suppliers or other ordinary course creditors, and intercompany payables arising under any approved intercompany services agreement

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

14.	Leases

In December 2014, the Company entered into a lease agreement, effective February 2015, to lease office space under a non-cancellable operating lease agreement that expires in January 31, 2026. For the period from April 1, 2014 through December 31, 2014, the Company made no payments pursuant to this operating lease.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

The minimum aggregate rental commitments as of December 31, 2014 were as follows:

(in thousands)
2015	$97
2016	194
2017	207
2018	212
2019	217
All future years	1,712

Aggregate total	$2,639

The Company did not have any lease obligations at December 31, 2013.

15.	Related Parties

Successor

On April 1, 2014, the Company entered into a management services agreement with Resolution. Under this agreement, Resolution and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. Resolution provided $21.1 million in services to Lincoln Benefit for the period from April 1, 2014 through December 31, 2014.

Effective April 1, 2014, the Company entered into a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the period from April 1, 2014 through December 31, 2014 was approximately $4.6 million.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2014:

Resolution	$(4,509,447)
Lanis	$(1,563,783)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock is pledged as collateral on Resolution’s term loan agreement with a syndicate of lenders (“Term Loan”). The maturity date of the loan is June 15, 2018. The Term Loan was funded on April 1, 2014.

On April 1, 2014, the Company and Resolution entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten Business Days of such payment by the Company, Resolution shall reimburse the Company in cash in an amount equal to such payment by the Company.

Predecessor

All intercompany balances were settled prior to the Acquisition.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Notes to Consolidated Financial Statements

Business operations

Prior to April 1, 2014, the Company used services performed by its affiliates, Allstate Insurance Company (“AIC”), ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shared the services of employees with AIC. The Company reimbursed its affiliates for the operating expenses incurred on behalf of the Company. The Company was charged for the cost of these operating expenses based on the level of services provided. Operating expenses allocated to the Company were $50.1 million, $249.7 million and, $241.8 million in the period from January 1, 2014 through March 31, 2014, for the years ended December 31, 2013 and, 2012, respectively. Of these costs, the Company retained investment related expenses on the invested assets that were not transferred under the reinsurance agreements. All other costs were ceded to ALIC under the reinsurance agreements.

Broker-Dealer agreements

Prior to April 1, 2014, the Company had a service agreement with Allstate Distributors, L.L.C. (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promoted and marketed products sold by the Company. In return for these services, the Company recorded expense of $12 thousand, $71 thousand and $80 thousand in the period from January 1, 2014 through March 31, 2014, for the years ended December 31, 2013 and 2012, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

Prior to April 1, 2014, the Company received distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $2.2 million, $7.7 million and $6.4 million in the period from January 1, 2014 through March 31, 2014, for the years ended December 31, 2013 and 2012, respectively, that were ceded to ALIC.

Reinsurance

The following table summarizes amounts that were ceded to ALIC under reinsurance agreements and reported net in the Statements of Operations and Comprehensive Income.

($ in thousands)	Period from January 1, 2014 through March 31, 2014	2013	2012
Premiums and contract charges	$244,797	$962,576	$908,459
Interest credited to contractholder funds, contract benefits and expenses	336,122	1,505,010	1,369,305

Reinsurance recoverables due from ALIC totaled $14.5 billion as of December 31, 2013.

In September 2012, the Company entered into a coinsurance reinsurance agreement with LB Re to cede certain interest-sensitive life insurance policies to LB Re. Reinsurance recoverables due from LB Re totaled $1.9 million as of December 31, 2013.

Income taxes

Prior to April 1, 2014, the Company was a party to a federal income tax allocation agreement with The Allstate Corporation (see Note 7).

Intercompany loan agreement

Prior to April 1, 2014, the Company had an intercompany loan agreement with The Allstate Corporation. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2013.

Lincoln Benefit Life Company

(A Wholly Owned Subsidiary of Resolution Life, Inc.)

Schedule I Consolidated Summary of Investments Other Than Investments in Related Parties

December 31, 2014

($ in thousands)	Amortized Cost	Fair Value	Amount at which shown in the Consolidated Balance Sheet
Type of Investment
Fixed maturities:
Bonds:
United States Government, Government Agencies and Authorities	$1,060,065	$1,112,535	$1,112,535
States, municipalities and political subdivisions	—	—	—
Foreign governments	—	—	—
Public utilities	—	—	—
All other corporate bonds	7,279,391	7,377,745	7,377,745
Residential mortgage-backed securities	188,055	189,881	189,881
Commercial mortgage-backed securities	331,041	333,483	333,483
Asset-backed securities	373,304	377,003	377,003

Total fixed maturities	9,231,856	9,390,647	9,390,647

Other securities:
Mortgage loans	1,115,167		1,115,167
Policy loans	194,385		194,385
Derivatives	26,001		26,001
Other long-term assets	896		896
Short-term investments	361,369		361,369

Total other securities	1,697,818		1,697,818

Total investments	$10,929,674	$9,390,647	$11,088,465

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of Resolution Life, Inc.)

Schedule IV — Consolidated Reinsurance

($ in thousands)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Successor
Period from April 1, 2014 through December 31, 2014
Life insurance in force	$395,385,878	$388,790,881	$5,106,566	$11,701,563	43.6%

Premiums and contract charges:
Life and annuities	$869,472	$(669,382)	$5,258	$205,348	2.6%
Accident and health insurance	51,972	(33,451)	—	18,521	0.0%

	$921,444	$(702,833)	$5,258	$223,869	2.3%

Predecessor
Period from January 1, 2014 through March 31, 2014
Premiums and contract charges:
Life and annuities	$313,410	$(314,991)	$1,581	$—	0.0%
Accident and health insurance	18,489	(18,489)	—	—	0.0%

	$331,899	$(333,480)	$1,581	$—	0.0%

Year ended December 31, 2013
Life insurance in force	$389,941,404	$395,421,202	$5,479,798	$—	0.0%

Premiums and contract charges:
Life and annuities	$1,250,623	$(1,257,453)	$6,830	$—	0.0%
Accident and health insurance	80,974	(80,974)	—	—	0.0%

	$1,331,597	$(1,338,427)	$6,830	$—	0.0%

Year ended December 31, 2012
Life insurance in force	$378,467,115	$384,205,939	$5,738,824	$—	0.0%

Premiums and contract charges:
Life and annuities	$1,201,592	$(1,208,376)	$6,784	$—	0.0%
Accident and health insurance	97,272	(97,272)	—	—	0.0%

	$1,298,864	$(1,305,648)	$6,784	$—	0.0%

No reinsurance or coinsurance income was netted against premiums ceded in the period from April 1, 2014 through December 31, 2014, the period from January 1, 2014 to March 31, 2014, the year ended December 31, 2013 or the year ended December 31, 2012.

Item 11(f).	Selected Financial Data

	5-YEAR SUMMARY OF SELECTED FINANCIAL DATA
	Successor Period	Predecessor Period
($ in thousands)	April 1, 2014 to December 31, 2014	January 1, 2014 to March 31, 2014	2013	2012	2011	2010
Operating results
Net investment income	$288,571	$2,350	$10,935	$11,590	$11,836	$12,067
Realized capital gains and losses	46,092	285	—	626	2,075	694
Total revenues	614,216	2,635	10,935	12,216	13,911	12,761
Net income	30,686	1,713	7,110	7,943	9,050	8,310
Financial position
Investments	$11,088,465		$346,841	$354,762	$346,614	$332,049
Total assets	20,710,544		18,844,833	19,781,989	20,863,567	22,729,575
Reserve for life-contingent contract benefits and contractholder funds	16,293,301		16,681,526	17,680,523	18,689,114	20,258,388
Shareholder’s equity	679,042		343,695	346,518	338,328	325,867

Item 11(h).	Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit. It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our company include:

•	For operations: premiums, benefits paid and contract charges ceded to reinsurers, including ALIC, and invested assets.

•	For investments: exposure to market risk, credit quality/experience, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset duration.

•	For financial condition: financial strength ratings and capital position.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the application of accounting policies that often involve a significant degree of judgment. Management, on an ongoing basis, reviews estimates and assumptions used in the preparation of financial statements. If management determines that modifications in assumptions and estimates are appropriate given current facts and circumstances, the Company’s results of operations and financial position as reported in the Consolidated Financial Statements could change significantly.

Management believes the critical accounting policies relating to the following areas are most dependent on the application of estimates, assumptions and judgments:

•	Future policy benefits and other policyholder liabilities

•	Value of business acquired (“VOBA”)

•	Investments — Impairments and Fair Value Measurements

•	Income Taxes

•	Reserves for Contingencies

Future Policy Benefits and Other Policyholder Liabilities

Policy liabilities are established for future policy benefits on certain annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits, in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For ASC 944-20 products, benefit reserves are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry standards.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Future policy benefit reserves for fixed indexed annuity policies with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the total account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest. Future policy benefits reserves for the portion of fixed indexed annuities earning a fixed rate of interest and other deferred annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life policies) and guaranteed minimum withdrawal benefits (“GMWB”) associated with fixed annuities, which are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities. The Company’s reserves related to guaranteed minimum income benefits, guaranteed minimum accumulation benefits, and guaranteed minimum withdrawal benefits associated with variable annuities are ceded to external reinsurers.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Sensitivity for Future Policy Benefit Reserves

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of contractholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on the Company’s experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. After the initial establishment of reserves, premium deficiency and loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any VOBA asset), VOBA would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Value of Business Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called value of business acquired, represents the actuarially estimated present value of future cash flows from the acquired policies. The estimated present value of future cash flows is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. For interest sensitive products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale. We also periodically evaluate the recoverability of our VOBA. For certain contracts, this evaluation is performed as part of our premium deficiency testing.

Annual assumptions review and quarterly adjustments

Annually, we perform a comprehensive review of the assumptions used in estimating gross profits for future periods. Beginning in 2015, we will perform our annual review of assumptions during the second quarter. Updates to assumptions may cause significant variability in amortization expense in the future. The impact on our results of operations of changes in lapse experience, mortality and revisions to expected future rates of return on investments can be offsetting and therefore we are unable to predict their movement or offsetting impact over time.

The quarterly adjustments for current period experience reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period. To the extent each period’s actual experience differs from the previous estimate for that period, the assumed level of total gross profits may change. In these cases, we recognize a cumulative adjustment to all previous periods’ amortization, also referred to as an experience true-up adjustment.

VOBA Sensitivities

For our equity-indexed annuity, variable and universal life policies, a significant portion of our gross profits is derived from interest and mortality margins. As a result, our estimates of future gross profits are significantly influenced by our interest and mortality assumptions. Our mortality assumptions are used to estimate future death claims over the life of these policies and may be developed based on Company experience, industry experience and other factors. Unless a material change in mortality experience that we feel is indicative of a long term trend is observed in an interim period, we generally update our mortality assumptions annually. Updates to our mortality assumptions in future periods could have a significant adverse or favorable effect on our results of operations.

The following table provides a demonstration of the sensitivity of the VOBA balance relative to our future interest and mortality assumptions by quantifying the adjustments that would be required, assuming both an increase and decrease in our future interest and mortality margin by 10%. The information below is for illustrative purposes only and reflects only the direct effect of changes in our interest and mortality margin on the VOBA balance with no changes in any other assumptions such as persistency or expenses included in our evaluation of VOBA.

December 31, 2014 Increase/(Decrease) in VOBA
(in millions)
Decrease in future interest and mortality margin by 10%	$(2.4)
Increase in future interest and mortality margin by 10%	$2.1

In addition to the impacts of interest and mortality experience relative to our assumptions, other factors may also drive variability in amortization expense, particularly when our annual assumption updates are performed. As noted above, however, the impact on our results of operations of changes in these assumptions can be offsetting and we are unable to predict their movement or offsetting impact over time.

Valuation of Investments, Including Derivatives, and the Recognition of Other-than-Temporary Impairments

Our investment portfolio consists of public and private fixed maturity securities, commercial mortgage and other loans, other invested assets and derivative financial instruments. Derivatives are financial instruments whose values are derived from interest rates, financial indices or the values of securities. The derivative financial instruments we generally use are futures and options. Management believes the following accounting policies related to investments, including derivatives, are most dependent on the application of estimates and assumptions. Each of these policies is discussed further within other relevant disclosures related to the investments and derivatives, as referenced below.

•	Valuation of investments, including derivatives;

•	Recognition of other-than-temporary impairments; and

•	Determination of the valuation allowance for losses on commercial mortgage and other loans.

We present at fair value in the statements of financial position our investments classified as available-for-sale, including fixed maturities, derivatives, and embedded derivatives. For additional information regarding the key estimates and assumptions surrounding the determination of fair value of fixed maturity and equity securities, as well as derivative instruments, embedded derivatives and other investments, see Notes 2 and 5 to the Consolidated Financial Statements.

For our investments classified as available-for-sale, the impact of changes in fair value is recorded as an unrealized gain or loss in Accumulated other comprehensive income (loss), net (“AOCI”), a separate component of equity. For a discussion of our policies regarding other-than-temporary declines in investment value and the related methodology for recording other-than-temporary impairments of fixed maturity and equity securities, see Note 2 to the Consolidated Financial Statements.

Commercial mortgage loans (“CMLs”) acquired at fair value as a result of the Acquisition are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan losses (“ALL”) representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Income Taxes

Income taxes represent the net amount of income taxes that the Company expects to pay to or receive from various taxing jurisdictions in connection with its operations. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryforward periods under the tax law in the applicable jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized. Management considers all available evidence including past operating results, the existence of cumulative losses in the most recent years, forecasted earnings, future taxable income and prudent and feasible tax planning strategies. The Company’s accounting for income taxes represents management’s best estimate of the tax consequences of various events and transactions.

Significant management judgment is required in determining the provision for income taxes and deferred tax assets and liabilities, and in evaluating the Company’s tax positions including evaluating uncertainties under the guidance for Accounting for Uncertainty in Income taxes. Under the guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. We do not anticipate any significant changes within the next 12 months to our total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Reserves for contingencies

A contingency is an existing condition that involves a degree of uncertainty that will ultimately be resolved upon the occurrence of future events. Under GAAP, reserves for contingencies are required to be established when the future event is probable and its impact can be reasonably estimated, such as in connection with an unresolved legal matter. The initial reserve reflects management’s best estimate of the probable cost of ultimate resolution of the matter and is revised accordingly as facts and circumstances change and, ultimately, when the matter is brought to closure.

OPERATIONS

Overview and strategy. We provide interest-sensitive, traditional and variable life insurance products through exclusive financial specialists. Prior to July 18, 2013, we sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate through independent master brokerage agencies. Effective January 1, 2014, we no longer offer fixed annuities such as deferred and immediate annuities, however we continue to receive deposits on existing policies.

On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc. Immediately prior to that closing, Lincoln Benefit signed a Partial Commutation Agreement with ALIC (the “Partial Commutation”), whereby we commuted certain business previously reinsured to ALIC, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to ALIC, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to ALIC, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to ALIC.

Immediately after the announcement of the execution of the Purchase Agreement in July 2013, we ceased soliciting and selling new policies through our independent agent channel. We continued to sell new policies provided through the Allstate exclusive agency channel for a transitional period following the execution of the Purchase Agreement until they are transitioned to a new Allstate company beginning in the first quarter of 2015. ALIC continues to reinsure the ALIC Reinsured Business pursuant to the ARRA or certain existing reinsurance agreements. In addition, ALIC continues to administer the ALIC Reinsured Business pursuant to the ASA or certain existing administrative service agreements.

In connection with the Acquisition, Resolution Life, Inc. and ALIC entered into a Transition Services Agreement (the “TSA”), pursuant to which ALIC will continue to provide certain administrative services for the Recaptured Business for a period of twelve to twenty-four months after the closing. Following termination of the TSA, we plan to outsource the administration of the Recaptured Business to third-party administrators. In particular, the administration of our deferred annuity business has been outsourced to se2, LLC, an unaffiliated third-party service provider, effective February 23, 2015. The remaining administration will be outsourced to Alliance–One Services, Inc., an unaffiliated third-party service provider, later this year.

At the closing, Lincoln Benefit entered into two transactions with Hannover Re. The first transaction provided financing for a portion of our statutory reserves associated with our universal life business with no-lapse guarantees and our level premium term life business (the “AXXX/XXX Financing”). The second transaction involved a reinsurance agreement with Hannover Re, structured on a combined modified coinsurance and monthly renewable term reinsurance basis.

Our parent company, Resolution Life, Inc., is focused on the management of in-force policies of life insurance companies. Pursuant to this strategy, Resolution Life, Inc. intends to acquire additional life insurance companies or runoff blocks of business from unrelated insurers. Resolution Life, Inc. may seek to combine portions of its acquired businesses in order to recognize efficiencies.

Presentation of Financial Information

The financial statements are presented for Successor and Predecessor Periods, which relate to the accounting periods after and before April 1, 2014, respectively, the date of the closing of the Acquisition. For periods after April 1, 2014, the accompanying financial statements comprise the consolidated financial statements of the Company, which include the accounts of the Company and its subsidiary. Due to the Acquisition and the application of push-down accounting, different bases of accounting have been used to prepare the Predecessor and Successor financial statements. A black line separates the Predecessor and Successor financial statements to highlight the lack of comparability between these two periods.

Diminished Comparability of Pre- and Post-Acquisition Financial Information

As a result of the Acquisition and Partial Commutation effective April 1, 2014, comparison of the financial condition and results of operations for the pre- and post-acquisition periods is not meaningful. For purposes of the Management Discussion and Analysis, the Company has provided comparative analysis of the Balance Sheet as of December 31, 2014 compared to December 31, 2013. For the Results of Operations, the Company has provided summary level information for the Successor and Predecessor Periods, but has provided more detail analysis of the components of operations for the Successor Period only from April 1, 2014 to December 31, 2014.

Financial Position

The following table outlines amounts reported in the Company’s Balance Sheet for the year ended December 31, 2014 as compared to the year ended December 31, 2013 (in millions):

	12/31/14	12/31/13
Assets
Cash & invested assets	$11,138.2	$351.9
Reinsurance recoverables	5,695.0	16,708.6
Valuation of business acquired (VOBA)	231.5	—
Deposit receivable	1,383.4	—
Other assets	688.5	83.7
Separate account assets	1,573.9	1,700.6

Total Assets	$20,710.5	$18,844.8

Liabilities
Future policy benefits	$6,464.0	$3,557.4
Policyholders’ account balances	9,829.3	13,124.1
ModCo payable	1,383.4	—
Long-term debt	551.6	—
Other liabilities	229.3	119.0
Separate account liabilities	1,573.9	1,700.6

Total Liabilities	20,031.5	18,501.1

Shareholder’s Equity
Common stock	$2.5	$2.5
Additional paid-in capital	593.6	180.0
Accumulated other comprehensive income	85.4	3.9
Retained earnings	(2.5)	157.3

Total Shareholder’s Equity	$679.0	343.7

Total Liabilities and Shareholder’s Equity	$20,710.5	$18,844.8

December 31, 2014 vs. December 31, 2013

Assets

Total assets increased by $1.9 billion, from $18.8 billion at December 31, 2013 to $20.7 billion at December 31, 2014. While the total increase in assets was more modest, the components changed significantly as a result of the Partial Commutation on April 1, 2014 as noted above. Significant variances are as follows:

Cash and invested assets increased by $10.8 billion, from $351.9 million at December 31, 2013 to $11.1 billion at December 31, 2014. The significant increase in cash invested assets relates to the Partial Commutation on April 1, 2014 as discussed earlier in this document. At that date, the Company assumed a proportionate ‘slice’ of the ALIC portfolio and the composition of the assets has remained relatively consistent since the Partial Commutation on April 1, 2014. During the second quarter, the Company repositioned the portfolio to lessen the interest rate risk inherent in the short duration ALM position while also providing for incremental yield by year-end 2014. As the Company’s retained business is in run-off, the asset portfolio will decline as policy liabilities expire or surrender.

The Company’s fixed income bond portfolio was $9.4 billion at December 31, 2014 and is comprised approximately 75% of publicly traded securities and approximately 25% in privately placed issuances.

Mortgage loans were $1.1 billion at December 31, 2014 and comprise 11% of the invested asset portfolio. During third quarter, the Company extended a mandate to its third party asset managers to provide origination capabilities for high quality mortgage loans to replace maturing mortgages, better match liability profiles and improve yield.

Policy loans were $194.4 million at December 31, 2014 and are comprised of loans to policyholders pursuant to the terms of the policies issued. These balances are expected to continue to decline over time.

Derivatives were $26.0 million at December 31, 2014 and are comprised primarily of options and futures that are used to hedge the market risk inherent in the Company’s equity-indexed annuity products. These assets are carried at fair value with changes in fair value recognized as realized investment gains for GAAP reporting purposes. None of the derivatives are reported as accounting hedges for GAAP.

Short-term investments were $361.4 million at December 31, 2014. The amount invested in short-term investments fluctuates based on liquidly needs and the timing of investment decisions.

Reinsurance recoverables arise under GAAP because reinsurance contracts do not relieve the ceding company of legal liability to contractholders, and therefore the ceding company is required to report reinsurance recoverables arising from these contracts separately as assets. The liabilities to policyholders for the contracts are reported as future policyholder benefits or policyholder account balances. In 2013 and prior to the Acquisition of the Company by Resolution Life, Inc. on April 1, 2014, the Company had reinsurance agreements under which it reinsured all of its business to ALIC, LB Re or non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to policyholders’ account balances, contract benefits and substantially all expenses were reinsured.

Reinsurance recoverables declined by $11.0 billion from $16.7 billion as of December 31, 2013 to $5.7 billion as of December 31, 2014. This decline reflects the Partial Commutation noted above, whereby the reinsurance recoverables from ALIC and other Allstate affiliates on the acquired business were settled, partially offset by the transaction that the Company entered into with Hannover Re.

The Company maintains reinsurance to limit aggregate and single losses on large risks. The Company ceded a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

Valuation of Business Acquired (“VOBA”) arises because at the Acquisition date, the assets acquired and liabilities assumed generally are required to be measured at fair value. Fair value for financial reporting purposes is defined in ASC 820 (“Fair Value Measurements and Disclosures”). ASC 820 emphasizes that fair value is a market participant-based exit price measurement, and not an entity-specific measurement.

Once it has been determined that an asset exists, the VOBA as of the Acquisition date is a part of the business combination, and this asset is measured at fair value in accordance with ASC 820 (i.e., the price that would be received to sell the asset in an ordinary transaction between market participants).

The actuarial appraisal method was used to determine the VOBA by lines of business and resulted in a total VOBA of $290.8 million. This was determined by projecting the present value of after tax statutory profits, discounted at a risk discount rate (“RDR”) of 12% and adjusted by projected cost of capital. This was compared to a fair deal RDR between 10% and 16% and determined to create a collar of reasonable values around this central value. This statutory value is then converted to VOBA by adjusting for GAAP to statutory accounting differences.

Deposit receivable and ModCo Payable were each $1,383.4 million at December 31, 2014 and arise due to the modified coinsurance/monthly renewable term reinsurance agreement entered into with Hannover Re. For GAAP reporting purposes, a reinsurance transaction must pass significant risk to the reinsurer for a company to record a credit for liabilities ceded. The Company has determined that the reinsurance transaction with Hannover Re does not pass GAAP risk transfer requirements and therefore must account for the transaction using Deposit Accounting principles. Under Deposit Accounting, the Company is required to establish a Deposit Receivable asset on the balance sheet that represents the reinsurance recoverable with an offsetting ModCo Liability for the same amount.

Other assets primarily consist of an intercompany loan, or “Vehicle Note” that the Company entered into on April 1, 2014 with its affiliate Lanis LLC (“Lanis”) in the amount of $513.0 million. The Vehicle Note balance was $551.6 million at December 31, 2014. Please see the discussion on the related Surplus Note in the Long-Term Debt section below.

Separate Account assets and liabilities decreased by $126.7 million from $1,700.6 million at December 31, 2013 to $1,573.9 million at December 31, 2014. This decrease was primarily driven by surrenders and benefits during the year, partially offset by investment income.

The assets of Separate Accounts are carried at fair value for GAAP. Separate Accounts liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings.

As of December 31, 2014 and 2013, we had Separate Account assets related to variable annuity and variable life contracts totaling $1.6 billion and $1.7 billion, respectively. Lincoln Benefit’s variable annuity business is reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. As of December 31, 2014 and 2013, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.

Prior to April 1, 2014, the Company had been recording the sale of certain Market Value Adjusted Annuities (“MVAAs”) as part of the Separate Accounts, and then reinsuring these risks to ALIC. As part of the Partial Commutation with ALIC, effective April 1, 2014, the Company retained these MVAAs with assets and liabilities of $1.3 billion. In conjunction with the Partial Commutation and with Nebraska Department of Insurance (the “Department of Insurance”) approval, the Company reclassified these MVAAs to General Account liabilities and are reflected in Policyholders’ Account Balances.

Liabilities

Total liabilities increased by $1.5 billion, from $18.5 billion at December 31, 2013 to $20.0 billion at December 31, 2014. The increase primarily relates mainly to Policy Liabilities.

Policy liabilities increased by $2.9 billion, from $3.6 billion at December 31, 2013 to $6.5 billion at December 31, 2014 as a result of the Partial Commutation noted above. Policy liabilities are established for future policy benefits on annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policy benefits.

Policyholders’ Account Balances decreased by $3.3 billion, from $13.1 billion at December 31, 2013 to $9.8 billion at December 31, 2014 as a result of the Partial Commutation noted above. Policyholders’ account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The Company holds additional liabilities for guaranteed minimum income benefits (“GMIB”) associated with variable annuities, which are accounted for in accordance with ASC 944-20, Financial Services — Insurance Activities. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10 to the Consolidated Financial Statements.

Long-Term Debt of $551.6 million represents a surplus note that was initially issued on April 1, 2014 in the amount of $513.0 million. Effective April 1, 2014, and with Department of Insurance approval, Lancaster Re Captive Insurance Company, a Nebraska special purpose financial captive insurer (“Lancaster Re”) and a subsidiary of the Company, issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, for $513.0 million and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513.0 million. The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Statutes.

With Department of Insurance pre-approval, (i) the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note, and (ii) interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $38.6 million and was recognized in the Successor Period from April 1, 2014 through December 31, 2014. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Deferred income taxes increased by $38.1 million, from a liability of $2.6 million at December 31, 2013 to a liability of $40.7 million at December 31, 2014. The net Deferred Income Tax liability of $40.7 million at December 31, 2014 consisted of $2,098.2 million of deferred tax assets, primarily related to policyholder reserves less $2,138.9 million of deferred tax liabilities, primarily related to amounts recoverable from reinsurers.

Results of Operations

The following table outlines amounts reported in Net Income for the Predecessor period from January 1, 2014 to March 31, 2014 and Successor period from April 1, 2014 for the year ended December 31, 2014 as compared to the Predecessor year ended December 31, 2013 ($ in millions):

	Successor Period	Predecessor Period
	For the period from April 1, 2014 to December 31, 2014	For the period from January 1, 2014 March 31, 2014	For the year ended December 31, 2013
Income Before Federal Income Taxes	$44.9	$2.6	$10.9
Federal Income Taxes	14.2	0.9	3.8

Net Income	$30.7	$1.7	$7.1

Other Comprehensive Income (OCI)	85.5	1.4	(9.9)

Comprehensive Income (Loss)	$116.2	$3.1	$(2.8)

December 31, 2014 vs. December 31, 2013

Net Income of $30.7 million for 9 months of the Successor period from April 1, 2014 to December 31, 2014 increased significantly compared to the Predecessor periods as a result of the Partial Commutation on April 1, 2014 and was driven by realized capital gains (net of changes in future policy benefits and VOBA) and release of product margins.

Other comprehensive income for the 9 months from April 1, 2014 to December 31, 2014 was primarily driven by unrealized gains on fixed maturities of $159.2 million as interest rates declined, partially offset by shadow adjustments related to VOBA and SOP 03-01 liabilities of $27.8 million.

A discussion of the significant components of income in the Successor period is summarized below.

Results of Operations in Successor Period

Successor Period
($ in millions)	For the period from April 1, 2014 to December 31, 2014
Revenues
Premiums earned	$20.4
Fee income from policyholders	259.2
Net investment income	288.6
Realized investment gains	46.0

Total revenues	$614.2

Expenses
Policyholder benefits	$216.6
Interest credited to policyholders	256.7
Other operating expenses	57.0
Amortization of VOBA	39.0

Total Expenses	$569.3

Net Income before Federal Income Taxes	$44.9

Premiums Earned and Fee Income

Prior to April 1, 2014 (the “Predecessor Periods”), the Company had reinsurance agreements whereby all premiums, fee income from policyholders and returns credited to policyholders, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers.

Premiums earned for the Successor Period were $20.4 million. The premiums of $20.4 million recognized in the Successor Period relate primarily to traditional life and health insurance products and immediate annuities. Premiums from these products are recognized as revenue when received at the inception of the contract. Premiums earned are net of reinsurance premiums paid on the ceded business.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. These products include fixed annuities, including market value adjusted annuities, equity-indexed annuities. Consideration received for such contracts is reported as policyholder account balances.

Additionally, interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are credited to policyholder account balances.

Fee income from policyholders for the Successor Period was $259.2 million. The fee income from policyholders consists of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

Net investment income for the Successor Period was $288.6 million and was attributable to the following asset types (in millions):

Fixed income securities	$232.0
Commercial mortgage loans	49.4
Cash & short-term investments	4.8
Other	7.4

Gross investment income	$293.6
Investment expenses	5.0

Net investment income	$288.6

Realized investment gains for the Successor Period were $46.0 million, primarily from the sale of fixed income securities and unrealized gains on derivatives that are used to economically hedge certain market-related risk on equity indexed annuity products. This amount also includes unrealized gains on derivatives.

Policyholder benefits for the Successor Period were $216.5 million and include both incurred claims and the change in liability for future policy benefits. Liabilities for future policy benefits on annuity, life and long-term care policies are established in amounts adequate to meet the estimated future obligations of policies in-force. Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported losses and claims adjustment expenses. Changes in policy and contract claims are recorded in policy benefits.

Interest credited to policyholders for the Successor Period were $256.7 million and represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

Operating and acquisition expenses for the Successor Period were $96.0 million and were comprised of primarily of general operating expenses, premium taxes and other fees associated with reinsurance of $57.0 million. This is reduced for allowances received on reinsurance ceded. Amortization of VOBA of $39.0 million, reducing the initial balance to $251.8 million (prior to shadow adjustments) from an initial balance at April 1, 2014 of $290.8 million. The VOBA relates primarily to interest sensitive life products and is amortized over the life of the policies in relation to the emergence of estimated gross profits from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium.

Other Information Related to Successor Period

The following table presents surrender and withdrawal amounts and rates for major insurance product lines for the period from April 1, 2014 through December 31, 2014:

	Amounts ($ in thousands)	Rate
Annuities	$866,216.1	16.7%
Variable and interest-senstive life	$111,974.3	4.2%

(1)	Surrender rates are based on the average surrenderable future policy benefits and/or policyholders’ account balances for the related policies and contracts in force during the period from April 1, 2014 through December 31, 2014.

General Account Investment Portfolio

The General Account Investment Assets (“GAIA”) portfolio consists of a well-diversified portfolio of public and private fixed maturities, commercial mortgages and other loans and other invested assets. The General Account portfolios and investment results support the insurance liabilities of Lincoln Benefit’s business operations. The following table reconciles the balance sheet asset amounts to GAIA.

($ in thousands)
Fixed maturities, available-for-sale, at fair value	$9,390,647
Commercial mortgage loans	1,115,167
Policy loans	194,385
Short-term investments	361,369
Other invested assets	26,897

Total Investments	$11,088,465

(1)	Assets listed in the “Other” category principally consist of derivative assets and liabilities

Investment Results of General Account Investment Assets

The following table summarizes investment results by asset category for the period from April 1, 2014 through December 31, 2014:

	For the Period from April 1, 2014 through December 31, 2014
(in thousands)	Amount	Yield
Fixed income securities	$231,972	3.48%
Commercial mortgage loans	49,417	3.14%
Cash and short-term investments	4,786	0.36%
Other investment (loss) income	7,353

Gross investment income	$293,528

Fixed Maturities

The fixed maturity portfolio consists largely of investment grade corporate debt securities and includes significant amounts of U.S. government and agency obligations. At December 31, 2014, GAIA held CMBS with an amortized cost of $331 million. The General Account had $149 million of direct exposure to the sovereign debt of Italy, Greece, Portugal, Spain and the Republic of Ireland.

Fixed Maturities By Industry

The General Account fixed maturities portfolios include publicly-traded and privately-placed corporate debt securities across an array of industry categories. The following table sets forth these fixed maturities by industry category as of December 31, 2014 along with their associated gross unrealized gains and losses:

(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$810,057	$47,859	$(590)	$857,326
Obligations of U.S. States and Political Subdivisions	250,008	5,638	(437)	255,209
Corporate securities
Basic Materials	558,562	9,014	(4,078)	563,498
Communications	567,023	11,117	(2,356)	575,784
Consumer, Cyclical	470,091	9,026	(1,001)	478,116
Consumer, Non-cyclical	1,156,942	29,779	(809)	1,185,912
Diversified	17,240	232	—	17,472
Energy	923,204	6,778	(19,103)	910,879
Financial	1,028,659	19,090	(1,124)	1,046,625
Industrial	1,668,357	30,248	(3,406)	1,695,199
Technology	208,423	2,762	(346)	210,839
Utilities	680,890	14,434	(1,903)	693,421
ABS	373,304	6,107	(2,408)	377,003
CMBS	331,041	3,507	(1,065)	333,483
RMBS	188,055	2,849	(1,023)	189,881

Total fixed maturities	$9,231,856	$198,440	$(39,649)	$9,390,647

Fixed Maturities Credit Quality

The Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners (“NAIC”), evaluates the investments of insurers for regulatory reporting purposes and assigns fixed maturity securities to one of six categories (“NAIC Designations”). NAIC designations of “1” or “2” include fixed maturities considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3” through “6” are referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. As a result of time lags between the funding of investments, the finalization of legal documents and the completion of the SVO filing process, the fixed maturity portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO ratings, the categorization of these securities by NAIC designation is based on the expected ratings indicated by internal analysis.

Below investment grade fixed maturities represented 27.6% of the gross unrealized losses at December 31, 2014. The following table sets forth the General Accounts’ fixed maturities by NAIC rating at the dates indicated.

($ \in thousands)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
NAIC Rating
1	Aaa, Aa, A	$5,101,074	$135,987	$(8,311)	$5,228,750
2	Baa	3,623,723	58,229	(20,403)	3,661,549

	Investment grade	8,724,797	194,216	(28,714)	8,890,299
3	Ba	423,403	2,781	(9,403)	416,781
4	B	75,619	1,443	(1,071)	75,991
5	C and lower	5,031	—	(148)	4,883
6	In or near default	3,006	—	(313)	2,693

	Below investment grade	507,059	4,224	(10,935)	500,348

	Total fixed maturities	$9,231,856	$198,440	$(39,649)	$9,390,647

Commercial Mortgage Loans

At December 31, 2014, approximately 10.3% of GAIA were in commercial mortgage loans. At December 31, 2014, the carrying value of commercial mortgage loans was $1,115.2 million.

The investment strategy for the mortgage loan portfolio emphasizes diversification by property type and geographic location with a primary focus on asset quality. The table below shows the breakdown of the amortized cost of the General Accounts investments in mortgage loans by geographic region as of December 31, 2014:

($ in thousands)	Carrying Value
Alabama	$1,720
Arizona	35,481
California	255,563
Colorado	22,381
Florida	20,779
Georgia	27,502
Hawaii	8,125
Illinois	53,174
Iowa	1,490
Kentucky	8,260
Maine	4,114
Maryland	35,536
Massachusetts	92,963
Minnesota	52,496
Missouri	9,324
Nevada	14,705
New Jersey	84,007
New York	72,625
North Carolina	31,111
Ohio	38,400
Oklahoma	10,835
Pennsylvania	37,688
South Carolina	3,130
Tennessee	5,719
Texas	103,778
Utah	45,914
Virginia	18,572
Washington	13,138
Wisconsin	6,637
General allowance for loan loss	—

Total commercial mortgage loans	$1,115,167

Commercial Mortgage Loan Credit Quality

The values used in these ratio calculations were developed as part of the periodic review of the commercial mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$930,592	$151,700	$29,460	$1,111,752	98%	$1,146,030	98%
65% to 75%	16,591	10,537	—	27,128	2%	28,275	2%
76% to 80%	—	—	—	—	0%	—	0%
Greater than 80%	—	—	—	—	0%	—	0%

Total	$947,183	$162,237	$29,460	$1,138,880	100%	$1,174,305	100%

At December 31, 2014, there were no mortgage loans classified as problem loans or considered a troubled debt restructuring.

Results of Operations Predecessor Period

Net income Net income for the period January 1, 2014 through March 31, 2014 and for the years ended December 31, 2013 and 2012 is presented in the following table.

($ in thousands)	For the period January 1, 2014 through March 31, 2014	2013	2012
Net investment income	$2,350	$10,935	$11,590
Realized capital gains and losses	285	—	626
Income tax expense	(922)	(3,825)	(4,273)

Net income	$1,713	$7,110	$7,943

Under reinsurance agreements all premiums, contract charges, interest credited to policyholders’ account balances, contract benefits and substantially all expenses were ceded to ALIC, Lincoln Benefit Reinsurance Company (“LB Re”, an affiliate of Lincoln Benefit) and other non-affiliated reinsurers, and were reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Results of operations included net investment income and realized capital gains and losses recognized in connection with the assets that were not transferred under the reinsurance agreements.

Net income in the ninety day period ended March 31, 2014 was $1.7 million including net investment income and realized capital gains. Net income decreased 10.5% in 2013 compared to 2012 due to lower net investment income and the absence of net realized capital gains in 2013.

Net investment income The following table presents net investment income for the period January 1, 2014 through March 31, 2014 and for the years ended December 31, 2013 and 2012.

($ in thousands)	For the period January 1, 2014 through March 31, 2014	2013	2012
Fixed maturities	$2,461	$11,545	$12,138
Short-term investments	16	23	20

Investment income, before expense	2,477	11,568	12,158
Investment expense	(127)	(633)	(568)

Net investment income	$2,350	$10,935	$11,590

Net investment income was $2.4 million for the ninety day period. Net investment income decreased 5.7% or $655 thousand in 2013 compared to 2012. Both periods were impacted by lower yields.

Realized capital gains and losses Realized capital gains and losses were $.3 million in the 90 day period, primarily related to sales of investments and netted to zero in 2013 with gains from sales offsetting impairment write-downs. Realized capital gains of $626 thousand were recognized in 2012, primarily related to sales of investments.

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates or credit spreads. We also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities.

Overview. In formulating and implementing guidelines for investing funds, we seek to earn returns that contribute to stable profits while also meeting the future cash flow requirements of our liabilities.

We use quantitative and qualitative market-based approaches to measure, monitor and manage market risk. We evaluate our exposure to market risk through the use of multiple measures including but not limited to duration, earnings- and capital-at-risk, scenario analysis and sensitivity analysis. Duration measures the price sensitivity of assets or liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Earnings- and capital-at-risk are estimates of the change in earnings or capital that might be expected to emerge over a given time horizon in various defined stress tests. Scenario analysis estimates the potential changes in the value of various financial parameters that could occur under different hypothetical market conditions defined by changes to the market risk factors of interest rates and credit spreads. Sensitivity analysis estimates the potential changes in the value of various financial parameters that could occur under different hypothetical shocks to a market risk factor. In general, we establish investment portfolio asset allocation and market risk limits based upon a combination of duration, earnings- and capital-at-risk, scenario analysis and sensitivity analysis as well as a consideration of liquidity and diversification. The asset allocation limits place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment and other risk policies.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates. This risk arises when our investments are not fully matched to our liabilities, or when characteristics of the assets or liabilities change. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

One of the measures used to quantify interest rate exposure is duration. To estimate asset durations, we project asset cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash

83.1

flows at alternative interest rates and determining the percentage change in aggregate value. The asset projections include assumptions (based upon historical market experience and our experience) that are intended to reflect the effect of changing interest rates on the prepayment, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, and municipal and corporate obligations. Our asset duration was 5.5 as of December 31, 2014 (excluding assets in respect of business ceded to our wholly-owned subsidiary, Lancaster Re).

The difference between asset and liability duration is called the duration gap and is a measure of the mismatch between asset and liabilities. At the current time, because our asset durations are shorter than our liability durations, lower interest rate environments will in general result in more adverse financial outcomes than higher interest rate environments.

Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2014, we estimate that a 100 basis point immediate, parallel fall in interest rates (“rate shock”) would increase the net fair value of the assets by $460 million, compared to $11.2 million as of December 31, 2013. The increase is due to an increase in the amount and mix of invested assets since the Partial Commutation and Acquisition by Resolution Life. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). This risk arises from our investment in spread-sensitive fixed income assets.

We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%. A mismatch of spread duration relative to liability duration could result in financial losses over time.

Spread duration is calculated similarly to interest rate duration. For our portfolio, spread duration is close to the asset duration, and thus has a similar sensitivity. As of December 31, 2014, the spread duration of assets was 5.6 years, compared to 4.0 as of December 31, 2013. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2014, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $470 million, compared to $10.6 million as of December 31, 2013. The increase is due to an increase in the amount and mix of invested assets since the Partial Commutation and Acquisition by Resolution Life. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. Equity risk exists for contract charges based on account balances as well as for guarantees for living, death and/or income benefits provided by our variable and equity indexed products.

Our variable life products are partially reinsured to ALIC. For the products that are retained, there is equity exposure to contract charges and fees that are based on separate account values, but there is only small exposure to guarantees.

All variable annuity contract charges and fees, liabilities and benefits, including guarantees for death and/or income benefits, are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. and therefore mitigated this aspect of ALIC’s risk. The Company was not a direct participant of this agreement and its reinsurance agreements with ALIC remain unchanged. As of December 31, 2014 and 2013, we had Separate Accounts assets related to variable annuity and variable life contracts totaling $1.6 billion and $1.7 billion, respectively.

As of December 31, 2014 we had $1.8 billion in equity-indexed life and annuity liabilities that were not reinsured that provide customers with interest crediting rates based on the performance of the S&P 500. We maintain a hedging program that aims to offset the impact of equity market performance on the value of these guarantees. As of December 31, 2014 we had $26 million in market value of S&P 500 options under the hedging program.

Counterparty credit risk relates to the Company’s potential loss if a counterparty fails to perform under the terms of a contract. The Company manages its exposure to counterparty credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master agreements and obtaining collateral where appropriate.

Lincoln Benefit’s counterparty risk consists of the following two types of exposures: (1) Derivative counterparty risk: The Company only holds future contracts and option contracts which are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating potential credit risk. Exchanges serve as a marketplace for the buyer and the seller. The associated clearing house sits between the two sides of the trade. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance in 2014; and (2) Reinsurance counterparty risk. The reinsurance counterparty risk is the risk of the reinsurance counterparty failing to pay reinsurance recoveries in full to Lincoln Benefit in a timely manner (i.e. unwillingness to pay, not paying them in full or inability to pay.) We attempt to mitigate this risk by diversifying the risk with multiple reinsurers and monitoring their credit ratings.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2014	2013	2012
Common stock, retained earnings and additional capital paid-in	$593,544	$339,825	$332,715
Accumulated other comprehensive income	85,498	3,870	13,803

Total shareholder’s equity	$679,042	$343,695	$346,518

Shareholder’s equity increased in 2014 primarily due to additional paid-in capital resulting from the Acquisition increased unrealized net capital gains partially offset by the dividend to parent. Shareholder’s equity decreased in 2013 due to decreased unrealized net capital gains partially offset by net income.

Financial strength ratings. Our financial strength ratings as of December 31, 2014 are A- from A.M. Best Company, Inc. and BBB+ from Standard & Poor’s Ratings Services, both with a stable outlook. These ratings reflect the rating agencies’ opinions of our relative financial strength and are not a recommendation to buy or hold any investment. Ratings may be revised or revoked at any time at the sole discretion of the issuing rating agency.

The NAIC has developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

Liquidity sources and uses. Our potential sources of funds principally include the following.

•	Receipt of insurance premiums

•	Contractholder fund deposits

•	Reinsurance recoveries

•	Receipts of principal and interest on investments

•	Sales of investments

Our potential uses of funds principally include the following.

•	Payment of contract benefits, surrenders and withdrawals

•	Reinsurance cessions and payments

•	Operating costs and expenses

•	Purchase of investments

•	Repayment of intercompany loans

•	Dividends to parent

•	Tax payments/settlements

Cash flows. As reflected in our Statements of Cash Flows, net cash provided by operating activities was $106 million, $16 thousand and $15.0 million in 2014, 2013 and 2012, respectively. Fluctuations in net cash provided by operating activities primarily occur as a result of changes in net investment income and differences in the timing of reinsurance payments to and from our affiliated and non-affiliated reinsurers as well as cash contributions resulting from the Acquisition. Prior to 2014, fluctuations in net cash provided by operating activities primarily occurred as a result of changes in net investment income and differences in the timing of reinsurance payments to and from ALIC and payments to Allstate affiliates.

Prior to our acquisition by Resolution Life, under the terms of reinsurance agreements, all premiums and deposits, excluding variable annuity and life contract deposits allocated to separate accounts and those reinsured to non-affiliated reinsurers, were transferred to ALIC, which maintained the investment portfolios supporting our products. Payments of contractholder claims, benefits, contract surrenders and withdrawals and certain operating costs (excluding investment-related expenses), were reimbursed by ALIC, under the terms of the reinsurance agreements. Notwithstanding any reinsurance arrangements, we continue to have primary liability as a direct insurer for risks reinsured. Our ability to meet liquidity demands is dependent on reinsurers’ ability to meet those obligations under the reinsurance programs.

Our ability to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. In addition, in connection with its approval of our acquisition by Resolution Life, the

Department of Insurance order requires prior approval to pay any dividend for five years following the Acquisition. In December 2014, after receiving approval from the Department of Insurance, the Company paid dividends of $33.2 million. No dividends were paid in 2013.

Contractual obligations. Due to the reinsurance agreements that we have in place, certain contractual obligations are ceded to ALIC, LB Re, Hannover Re and other non-affiliated reinsurers.

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 12 of the financial statements.

PENDING ACCOUNTING STANDARDS

There are pending accounting standards that we have not implemented because the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 in the consolidated financial statements. The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(i).	Changes in or Disagreements with Accountants

After conducting a ‘request for proposal’ process with three major accounting firms for the annual independent audit of Resolution and its subsidiaries, and after completing our 2014 filing which included our 2013 financial statements Lincoln Benefit’s Board dismissed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm. The decision to change accountants was recommended by the Audit Committee to the Board, and approved by the Board, on August 13, 2014. On the same day, the Audit Committee recommended appointment to the Board, and the Board appointed, PricewaterhouseCoopers LLP (“PwC”) as our new independent registered public accounting firm to audit Lincoln Benefit’s financial statements for the period beginning April 1, 2014. Deloitte was also reengaged on March 17, 2015 to audit Lincoln Benefit’s financial statements for the three months ended March 31, 2014.

The reports of Deloitte on Lincoln Benefit’s financial statements for each of the two fiscal years ended December 31, 2013 and the three months ended March 31, 2014 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2013 and through the date of Deloitte’s report on Lincoln Benefit’s financial statements for the three months ended March 31, 2014, there were: (i) no disagreements between Lincoln Benefit and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Lincoln Benefit provided Deloitte with a copy of this disclosure before its filing with the SEC and requested that Deloitte provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter, dated April 10, 2015, is filed as Exhibit 16 to this registration form on Form S-1.

During the two years ended December 31, 2013 and through the date of PwC’s engagement, we did not consult with PwC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lincoln Benefit’s financial statements, and PwC did not provide either a written report or oral advice to Lincoln Benefit that was an important factor considered by Lincoln Benefit in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 11(j).	Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

Item 11(k).	Directors and Executive Officers

The biographies of each of the directors and executive officers as of April 13, 2015 are included below.

Clive Cowdery, 51, has been a director since April 2014. Mr. Cowdery is also a director and President of both Resolution Life GP Ltd. and Resolution Life (Parallel) GP Ltd., and a director of both Resolution Life Holdings, Inc. and Resolution Life, Inc. He is the Founder and Chairman of The Resolution Group. Before founding Resolution in 2003, Mr. Cowdery served as Chairman and Chief Executive of GE Insurance Holdings. Mr. Cowdery currently serves as a director of Prospect Publishing Limited, and he is the Founder and Chairman of the Resolution Foundation, a charitable organization dedicated to improving living standards for the 15 million people in Britain on low and middle incomes.

Jon Hack, 47, has been a director since April 2014. Mr. Hack is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. He currently serves as the Managing Partner for The Resolution Group. Prior to joining Resolution in 2009, Mr. Hack was a Managing Director and Head of European Financial Institutions Group for Lazard. Mr. Hack qualified as a chartered accountant in 1992 and is a member of The Institute of Chartered Accountants in England & Wales.

Ann Frohman, 51, has been a director since April 2014. Ms. Frohman is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. Ms. Frohman is currently self-employed at Frohman Law Office LLC, a law and government relations firm. From December 2010 to March 2012, Ms. Frohman served as Senior Vice President, Government and Industry for Physicians Mutual and Physicians Life Insurance Companies. Prior to that, Ms. Frohman held a number of leadership positions with the Nebraska Department of Insurance, including Director. Ms. Frohman is a licensed attorney with the Nebraska State Bar Association. Ms. Frohman has advised Resolution on issues of Nebraska law from time to time and expects to do so in the future.

Robert Stein, 66, has been a director since April 2014. Mr. Stein is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. From November 1976 to September 2011, Mr. Stein held various positions at Ernst & Young, including Partner. He currently serves on the boards of directors of Assurant, Inc. and Aviva plc. Mr. Stein is an actuary and a Certified Public Accountant. He is a Fellow of the Society of Actuaries and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Grace Vandecruze, 51, has been a director since April 2014. Ms. Vandecruze is also a director of Resolution Life Holdings, Inc. and Resolution Life, Inc. Since 2006, Ms. Vandecruze has been employed with Grace Global Capital LLC, where she currently serves as Managing Director. Prior to that, she served as Managing Director at Fox-Pitt, Kelton and Vice President at Head & Company LLC. Ms. Vandecruze is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Richard Carbone, 67, has been a director since April 2014. Mr. Carbone is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. Prior to joining Lincoln Benefit, Mr. Carbone served as Executive Vice President and Chief Financial Officer at Prudential Financial, Inc. and The

Prudential Insurance Company of America. He also served as Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. from November 2001 to January 2008 and Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America from July 1997 to January 2008. Prior to that, Mr. Carbone held various leadership roles at Salomon, Inc., Bankers Trust New York Corporation and Bankers Trust Company. Mr. Carbone is a member of the board of directors for E*Trade Financial Corporation. Mr. Carbone is a Certified Public Accountant (inactive).

Stephen Campbell, 48, has been a director since May 2014. Mr. Campbell is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. Since July 2013, Mr. Campbell has been self-employed as a consultant and investor. Prior to that, he was as an Investment Banker with Lazard Freres & Co. from 2002 to July 2013. Mr. Campbell currently serves as a member of the board of directors for Hardscuffle, Inc., American Life & Accident Insurance Company of Kentucky and Confluent Health

W. Weldon Wilson, 54, has been a director and Chief Executive Officer since April 2014. Mr. Wilson also serves as a director and Chief Executive Officer for Resolution Life Holdings, Inc. and Resolution Life, Inc. From 2010 to 2013, he was self-employed as a consultant. From July 1991 to December 2009, Mr. Wilson held various positions at Swiss Reinsurance Company, including Chief Executive Officer, President and Director of Swiss Re Life & Health America, Inc. He is a licensed attorney with the State Bar of Texas.

Robyn Wyatt, 50, has been Executive Vice President, Chief Financial Officer and Treasurer since April 2014. Ms. Wyatt also serves as Executive Vice President, Chief Financial Officer and Treasurer of both Resolution Life Holdings, Inc. and Resolution Life, Inc. From March 2002 to September 2013, Ms. Wyatt held positions with various affiliates of Swiss Reinsurance Company, including Managing Director and Chief Financial Officer of Swiss Re Life & Health America Inc. Prior to that, she served as Vice President and Chief Accountant of Manulife Financial Corporation. Ms. Wyatt is a member of Chartered Accountants Australia and New Zealand and The Canadian Institute of Chartered Accountants.

Keith Gubbay, 60, has been President and Chief Actuarial Officer since April 2014. Mr. Gubbay also serves as President and Chief Actuarial Officer of both Resolution Life Holdings, Inc. and Resolution Life, Inc. From 2004 until he joined Resolution Life, Mr. Gubbay held various leadership positions in Sun Life Financial U.S., including Senior Vice-President and Chief Financial Officer. Prior to that, he served as in various senior executive roles at ING Americas. Mr. Gubbay is a Member of the American Academy of Actuaries and a Fellow in the Society of Actuaries.

Simon Packer, 50, has been Chief Transformation Officer since April 2014. Mr. Packer also serves as Chief Transformation Officer of both Resolution Life Holdings, Inc. and Resolution Life, Inc. Prior to joining Resolution in May 2006, Mr. Packer held leadership positions at a variety of U.K. life insurance companies, including Programme Manager at Clerical Medical Investment Group from August 2003 to April 2006 and Programme Manager at AXA Tech Ltd from April 2002 to January 2003.

Leigh McKegney, 31, has been Chief Legal Officer, Vice President and Secretary since May 2014. Ms. McKegney also serves as Chief Legal Officer, Vice President and Secretary of Resolution Life Holdings, Inc. and Resolution Life, Inc. From November 2010 to April 2014, Ms. McKegney was a corporate associate at Debevoise & Plimpton LLP. Ms. McKegney is a licensed attorney in the State of New York.

Item 11(l).	Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

On April 1, 2014, Resolution Life, Inc. (“Resolution Life”) acquired all of the outstanding capital stock of Lincoln Benefit from Allstate Life Insurance Company. From January 1, 2014 through March 31, 2014, the executive officers of Lincoln Benefit were employees of an Allstate subsidiary. From April 1, 2014 through December 31, 2014, the executive officers of Lincoln Benefit were employees of Resolution Life’s parent, Resolution Life Holdings, Inc. (“Resolution”) or one of its subsidiaries. This Compensation Discussion and Analysis is separated into two sections for ease of reading, with the first section covering Lincoln Benefit’s compensation practices from April 1, 2014 through December 31, 2014, and the second section covering Lincoln Benefit’s compensation practices from January 1, 2014 through March 31, 2014.

Compensation Practices for the Period from April 1, 2014 through December 31, 2014

Following the acquisition of all of the outstanding capital stock of Lincoln Benefit from Allstate Life Insurance Company, executive officers of Lincoln Benefit also served as officers of Resolution and other subsidiaries of Resolution and these executive officers received no compensation directly from Lincoln Benefit. They were employees of Resolution or a subsidiary. Allocations were made for each named executive based on the amount of the named executive’s compensation allocated to Lincoln Benefit under the Services Agreement by and between Resolution Life and Lincoln Benefit, effective as of April 1, 2014 (the “Services Agreement”). Those allocations are reflected in the Summary Compensation Table set forth below and in this Compensation Discussion and Analysis disclosure. The named executive officers may have received additional compensation for services rendered to Resolution or other Resolution subsidiaries, including Resolution Life, and those amounts are not reported.

Named Executives

This portion of the Compensation Discussion and Analysis describes Resolution’s executive compensation program and specifically describes, for the following named executive officers (“NEOs”) of Lincoln Benefit below, the total 2014 compensation attributable to services rendered to Lincoln Benefit:

W. Weldon Wilson — Chairman and Chief Executive Officer (“CEO”)

Robyn Wyatt — Chief Financial Officer (“CFO”), Executive Vice President and Treasurer

Keith Gubbay — President and Chief Actuary

Simon Packer — Chief Transformation Officer

Karl Chappell — Managing Director, Investments and Mergers and Acquisitions

2014 Compensation Philosophy

The objectives of Resolution’s executive compensation program for 2014 were to (i) create a link between pay and performance, (ii) attract, motivate and retain talented employees, (iii) align the interests of executives and other employees with the interests of Resolution’s shareholders and (iv) foster compliance and support sensible, but not excessive, risk taking. Resolution has designed the elements of its executive compensation program in order to meet these objectives.

Elements of the 2014 Compensation Program Design

All compensation and benefits paid to our officers is determined and paid or provided by Resolution. Resolution pays its executives, including the NEOs, base salary and bonus as set forth in each executive’s employment agreement. In addition, the executives, including NEOs, receive employee benefits on the same terms as other similarly situated executives of Resolution and its subsidiaries. The elements of compensation for the NEOs are determined pursuant to the terms of their individual employment agreements with Resolution. In 2015, Resolution established a compensation committee of its board of directors to oversee executive compensation matters, including advising on Resolution’s compensation policies and reviewing and approving the determination of annual bonus payments earned by the executives. Neither Resolution nor its compensation committee has engaged the services of a compensation consultant or engaged in any compensation benchmarking analysis. Mr. Wilson assists the compensation committee in setting compensation for the other Resolution executives.

Employment Agreements

Each of Messrs. Wilson, Gubbay, Packer and Chappell and Ms. Wyatt is party to an employment agreement with Resolution, the parent of Resolution Life. Resolution negotiated each employment agreement at the time the officer became employed by Resolution in 2013 or 2014, prior to its acquisition of Lincoln Benefit. The terms of each agreement, including salary and target bonus opportunities, were determined based on an evaluation of appropriate compensation levels in the insurance industry and the level of compensation, benefits and other entitlements that Resolution considered necessary to attract and retain the executives. The employment agreements set each executive’s base salary and provide for an annual bonus opportunity expressed as a percentage of base salary, and employee benefits on the same terms as similarly situated executives of Resolution. Mr. Wilson’s, Mr. Gubbay’s and Ms. Wyatt’s target annual bonus opportunity is 60%; and Mr. Chappell’s and Mr. Packer’s target annual bonus opportunity is 50%. The employment agreements of Messrs. Chappell and Packer also provide for reimbursement of certain relocation expenses. Mr. Gubbay’s and Ms. Wyatt’s employment agreement each provide for deferred sign-on bonuses payable in three equal amounts on the first through third anniversaries of the effective date of such employment agreement. Mr. Chappell’s agreement also provides for a one-time signing bonus, payable within 60 days following the effective date of his employment agreement. The amount of each of these elements of compensation that is attributable to Lincoln Benefit is as set forth in the Summary Compensation Table.

Base Salary

For 2014, each NEO received the base salary set forth in his or her individual employment agreement. The amount of each such NEO’s base salary for 2014 that is attributable to Lincoln Benefit is as set forth in the Summary Compensation Table. In 2015, the compensation committee of the board of directors of Resolution approved a merit-based salary increase of 16.7% for Ms. Wyatt.

Annual Bonus Payments

Variable cash compensation in the form of annual bonuses is provided to reward executives for results based on the past performance year. Each NEO’s employment agreement provides for an annual performance-based bonus opportunity, with the target annual bonus amount expressed as a percentage of such NEO’s base salary. The compensation committee of the board of directors of Resolution determines the annual bonus amount that has been earned by each NEO after considering a variety of individual- and Resolution-related performance factors. In determining the annual bonus payments for 2014, the compensation committee considered the objectives of Resolution’s compensation philosophy, and considered the fact that 2014 was a foundational year given the company’s recent formation in 2013. For 2014, the compensation committee determined that each NEO had earned his or her annual performance-based bonus at the target performance level based on achievement of operational performance goals relating to building the Resolution business, including attraction of key talent, completion of the acquisition and transition of Lincoln Benefit from Allstate, implementing core computational systems, developing a governance and risk framework, designing and developing processes and controls in the areas of finance, accounting and operations, designing and developing projection models, having a successful outcome on the initial rating agency process and establishing certain key relationships. The amount of each such NEO’s annual bonus that is attributable to Lincoln Benefit is as set forth in the Summary Compensation Table.

Long-Term Incentive Compensation

Each of Messrs. Wilson, Gubbay, Packer and Chappell and Ms. Wyatt participate in Resolution’s long-term incentive compensation program, but have not received any long-term or equity-based compensation for their services to Lincoln Benefit. Grants under Resolution’s long-term incentive compensation program were made to our NEOs prior to the acquisition of Lincoln Benefit, and are subject to satisfaction of vesting criteria based on continued service to Resolution. As such equity was awarded prior to the acquisition of Lincoln Benefit and no expense related to such equity is allocated to Lincoln Benefit under the Services Agreement, such compensation is not included in the Summary Compensation Tables or other tables below.

Other Benefits

The NEOs’ participate in the benefit programs available to other employees of Resolution Life. These benefits include health and welfare coverage and participation in a Resolution 401(k) plan. Resolution matches employee contributions up to 6% of eligible pay.

Compensation Practices for the Period from January 1, 2014 through March 31, 2014

Prior to the acquisition of all of the outstanding capital stock of Lincoln Benefit from Allstate Life Insurance Company by Resolution Life, executive officers of Lincoln Benefit also served as officers of other subsidiaries of Allstate and received no compensation directly from Lincoln Benefit. They were employees of an Allstate subsidiary. Allocations were made for each named executive based on the amount of the named executive’s compensation allocated to Lincoln Benefit under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate, and certain affiliates, as amended effective January 1, 2009 (the “Service and Expense Agreement”). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported.

Named Executives

This portion of the Compensation Discussion and Analysis describes Allstate’s executive compensation program and specifically describes total 2014 compensation for the following named executives of Lincoln Benefit, who are listed below with their titles as of March 31, 2014:

Don Civgin — Chairman, President and Chief Executive Officer (“CEO”)

Jesse E. Merten — Senior Vice President and Chief Financial Officer (“CFO”)

Elements of 2014 Executive Compensation Program Design

The following table lists the elements of target direct compensation for Allstate’s 2014 executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Allstate’s incentives are designed to drive overall corporate performance, specific business unit strategies, and individual performance using measures that correlate to stockholder value and align with Allstate’s long-term strategic vision and operating priorities. The Compensation and Succession Committee (the “Committee”) of the Allstate Board of Directors (the “Allstate Board”) establishes the performance measures and ranges of performance for the variable compensation elements for overall Allstate incentive compensation awards. An individual’s realized pay is based on market-based compensation levels and actual performance.

	Fixed	Variable
	Base Salary	Annual Cash Incentive Awards	Restricted Stock Units (“RSUs”)	Performance Stock Awards (“PSAs”)	Stock Options
Key Characteristics	• Fixed compensation component payable in cash. • Reviewed annually and adjusted when appropriate.	• Variable compensation component payable annually in cash. • Actual performance against annually established goals determines overall corporate pool which is allocated based on individual performance.	• RSUs vest on the third anniversary of the grant date.(1) • See page 98 for the retention requirements for RSUs.

• Equity award based on achieving performance goals.

• PSAs vest on the third anniversary of the grant date based on actual performance against goals established at the beginning of the performance period.

• See page 98 for the
retention requirements for PSAs.

• Options to purchase shares at the market price when awarded. Vest ratably over three years.(2)

• Nonqualified stock options that expire in ten years.

• See page 98 for the retention requirements for stock options.

Why Allstate Pays This Element	• Provide a base level of competitive cash compensation for executive talent.	• Motivate and reward executives for performance on key strategic, operational, and financial measures during the year, and on key metrics to drive Allstate’s long-term strategy in the areas of segmentation, analytics and advanced technology.	• Align the interests of executives with long-term stockholder value and serve to retain executive talent.	• Motivate and reward executives for performance on key long-term measures. • Align the interests of executives with long-term stockholder value and serve to retain executive talent.	• Align the interests of executives with long-term stockholder value and serve to retain executive talent.

	Fixed	Variable
	Base Salary	Annual Cash Incentive Awards	Restricted Stock Units (“RSUs”)	Performance Stock Awards (“PSAs”)	Stock Options

How Allstate Determines Amount	• Experience, job scope, market data, and individual performance.

• A corporate-wide funding pool is based on performance on three measures:

•       Adjusted Operating Income(3)

•       Total Premiums(3)

•       Net Investment Income(3)

• Individual awards are based on job scope, market data, and individual performance.

• Individual awards are based on job scope, market data, and individual performance.

• Target awards based on job scope, market data, and individual performance.

• Earned awards based on Allstate performance on Annual Adjusted Operating Income Return on Equity(3) with a requirement of positive Net Income for any payout above target.

• Individual awards are based on job scope, market data, and individual performance.
(1)	RSUs granted prior to February 18, 2014 vested over four years with 50% exercisable on the second anniversary of the grant date, and 25% exercisable on each of the third and fourth anniversary dates. Beginning in 2014, RSUs vest on the third anniversary of the grant date. This change was made to reflect current market practice.
(2)	Stock options granted prior to February 18, 2014 vested over four years with 50% exercisable on the second anniversary of the grant date and 25% exercisable on each of the third and fourth anniversary dates. The change to a three-year vesting schedule with one-third exercisable on each anniversary was made in 2014 to reflect current market practice.
(3)	For a description of how these measures are calculated, see pages 120-123.

Executive Compensation — Design

Compensation Structure and Goal-Setting

Salary

•	The salary of Mr. Civgin is set by the Allstate Board based on the Committee’s recommendations. The salary of Mr. Merten is set by Allstate management. In recommending executive salary levels, Allstate uses the 50th percentile of its peer insurance companies as a guideline for Mr. Civgin and the 50th percentile of insurance and general industry data as a guideline for Mr. Merten, which supports Allstate’s ability to compete effectively for and retain executive talent. Annual merit increases for Messrs. Civgin and Merten are based on evaluations of their performance using the enterprise-wide merit increase budget as a guideline.

Annual Cash Incentive Awards

•	For 2014, executives earned an annual cash incentive award based on Allstate’s achievement of performance measures and assessments of individual performance.

•	The Committee sets performance measure goals based on Allstate’s operating plan after extensive review. Target performance is equal to operating plan, while decisions on threshold and maximum are informed by probability testing and operational performance scenarios.

•	Actual performance on three performance measures determines the overall funding level of the corporate pool and the aggregate total award budget for eligible employees.

•	In the event of a net loss, the corporate pool funding is reduced by 50% of actual performance for Allstate senior executives. For example, if performance measures ordinarily would fund the corporate pool at 60% and there was a net loss, then the corporate pool would be funded at 30% for Allstate senior executives. This mechanism ensures alignment of pay and performance in the event of a natural catastrophe or extreme financial market conditions.

•	Target annual incentive compensation percentages for Allstate senior executives are based on market data pay levels of peer insurance companies and Allstate’s benchmark target for total direct compensation at the 50th percentile.

•	For Mr. Civgin, the maximum award that could be earned was an amount equal to 15% of the 162(m) pool (but in no event greater than the $10 million maximum set forth in the Annual Executive Incentive Plan). The Committee retained complete discretion to pay less than this maximum amount. Mr. Merten did not participate in the 162(m) pool.

•	Individual awards are based on individual performance in comparison to position-specific compensation targets and overall Allstate performance. Each Allstate executive’s performance is evaluated against goals established at the beginning of the year that are specifically developed to support Allstate’s annual operating priorities and long-term strategy based on segmentation, analytics, and advanced technology. Allstate paid the 2014 cash incentive awards in March 2015.

Annual Cash Incentive Awards

- Total Corporate Pool Determined by Performance Measures
- Individual Awards — Actual payments based on pool funding and individual performance

GOAL SETTING PROCESS

- The Committee reviews Allstate peformance and annual operating plan
- Target performance equal to operating plan

+

Thresholds and maximums set based on analysis of:
- Probability of achieving results
- Specific operating performance required

+

Independent consultant provides advice based on peer performance, market expectations, and industry trends

+

Chief risk officer reviews and reports to the Committee

FUNDING—CORPORATE POOL

Funding Calculation:[1]

Adjusted Operating Income 50%
Total Premiums 43.5%
& Net Investment Income 6.5%

For Allstate senior executives, funding does not exceed 50% of actual performance in the event of negative reported Net Income

DISCRETION APPLIED TO ANNUAL POOL DISTRIBUTION

1. The Committee approves corporate pool based on review of actual performance in comparison to goals
2. Allstate's CEO allocates corporate pool between business units and areas of responsibility based on relative performance against annual operating goals
3. The Committee reviews and approves compensation recommendations from Allstate's CEO for Allstate executive officers based on individual performance and position specific compensation targets
5. Individual awards for other employees are determined by Allstate senior leaders of business units and areas of responsibility and are subject to approval by Allstate's CEO

(1) Percentages are based on compensation of eligible employees in each area of responsibility and 2014 results for each performance measure. For treatment of catastrophe losses in the funding calculation, see the *Performance Measures for 2014* section.

Performance Stock Awards (“PSAs”), Restricted Stock Units (“RSUs”), and Stock Options

•	Allstate grants equity awards to executives based on scope of responsibility, consistent with its philosophy that a significant amount of compensation should be in the form of equity. Additionally, from time to time, equity awards are granted to attract new executives and to retain existing executives.

•	The mix of equity incentives for Mr. Civgin is generally 50% PSAs and 50% stock options. Allstate believes both PSAs and stock options are forms of performance-based incentive compensation because PSAs are earned based on achieving established performance goals and stock options require stock price appreciation to deliver value to an executive.

•	Other employees eligible for equity incentive awards, including Mr. Merten, had the choice of receiving the value of their February equity incentive awards in the following proportions between stock options and RSUs:

•	25% stock options and 75% RSUs;

•	50% stock options and 50% RSUs; or

•	75% stock options and 25% RSUs.

The elections are reflected in the Grants of Plan-Based Awards at Fiscal Year-End 2014 table.

•	In March 2012, February 2013, and February 2014, Mr. Civgin was awarded a target number of PSAs. The PSAs have a three-year performance cycle. For the 2012 and 2013 awards, the number of PSAs that become earned and vested at the end of the performance cycle depends on an annual adjusted operating income return on equity measure (Adjusted Operating Income ROE) attained during each year of the performance cycle. For the 2014 award, the number of PSAs that become earned and vested depends on the three-year average Adjusted Operating Income ROE. Adjusted Operating Income ROE is defined on page 122. Adjusted Operating Income for PSAs includes a minimum or maximum amount of after-tax catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively, which serves to decrease volatility and stabilize the measure by limiting the impact of catastrophe losses. The Committee selected Adjusted Operating Income ROE as the performance measure because it:

•	Measures performance in a way that is tracked and understood by investors.

•	Captures both income and balance sheet impacts, including capital management actions.

•	Provides a useful gauge of overall performance while limiting the effects of factors management cannot influence, such as extreme weather conditions.

•	Correlates to changes in long-term stockholder value.

•	For the 2012-2014 and 2013-2015 performance cycles, performance is measured in three separate one-year periods, but all of these goals were established at the beginning of the three-year performance cycle. For the 2014-2016 performance cycle, performance is measured in a single three-year measurement period. The actual number of PSAs earned for the award’s measurement period varies from 0% to 200% of that period’s target PSAs based on Adjusted Operating Income ROE for the measurement period.

•	The Committee requires positive net income in order for executives to earn PSAs based on Adjusted Operating Income ROE above target. If Allstate has a net loss in a measurement period, the number of PSAs earned would not exceed target, regardless of the Adjusted Operating Income ROE. This hurdle is included to prevent misalignment between Allstate reported net income and the PSAs earned based on the Adjusted Operating Income ROE result. This situation could occur if, for example, catastrophe losses or capital losses that are not included in Adjusted Operating Income ROE caused Allstate to report a net loss for the period.

•

At the end of each measurement period, the Committee certifies the level of Allstate’s Adjusted Operating Income ROE achievement, as well as the resulting number of PSAs earned by Mr. Civgin for that measurement period. The Committee does not have the discretion to adjust the performance achievement for any measurement period. PSAs earned will vest following the end of the three-year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change-in-control).

Equity Ownership and Retention Requirements

Instituted in 1996, stock ownership guidelines require each of Messrs. Civgin and Merten to own Allstate common stock worth a multiple of base salary to link management and stockholders’ interests. The following charts show the salary multiple guidelines and the equity holdings that count towards the requirement. The current stock ownership guidelines apply to 88 of 183 Allstate officers as of December 31, 2014, and require these executives to hold 75% of net after-tax shares received as a result of equity compensation awards until their salary multiple guidelines are met.

Stock Ownership as Multiple of Base Salary as of December 31, 2014

Named Executive	Guideline	Status
Mr. Civgin	3x salary	✓ Meets guideline
Mr. Merten	2x salary	✓ Meets guideline

What Counts Toward the Guideline	What Does Not Count Toward the Guideline
• Allstate shares owned personally	• Unexercised stock options

• Shares held in the Allstate 401(k) Savings Plan	• PSAs

• RSUs

Beginning with awards granted in 2014, Allstate added a requirement that, regardless of a senior executive’s stock ownership level, Allstate senior executives must retain at least 75% of net after-tax shares. In the case of PSAs, Allstate senior executives must retain 75% of net after-tax PSA shares, after the three-year vesting period, for one year. In the case of stock options, Allstate senior executives must retain 75% of net shares acquired on exercise for one year. This retention requirement applies to Allstate senior executives who receive both PSAs and stock options, or approximately 9% of Allstate officers.

Policies on Hedging and Pledging Securities

Allstate has a policy that prohibits all officers, directors, and employees from engaging in transactions in securities issued by Allstate or any of its subsidiaries that might be considered speculative or hedging, such as selling short or buying or selling options. A new policy was instituted in 2014 that prohibits Allstate senior executives and directors from pledging Allstate securities as collateral for a loan or holding such securities in a margin account, except when an exception is granted by Allstate’s chairman or the lead director of the Allstate Board.

Timing of Equity Awards and Grant Practices

Typically, the Committee approves grants of equity awards during a meeting in the first fiscal quarter. The timing allows the Committee to align awards with Allstate’s annual performance and business goals.

Throughout the year, the Committee may grant equity incentive awards to newly hired or promoted executives. The grant date for these awards is fixed as the first business day of a month following the later of Committee action or the date of hire or promotion.

Peer Benchmarking

Allstate monitors performance toward goals throughout the year and reviews executive compensation program design and executive pay levels annually. As part of that evaluation, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the 2014 compensation program, for Mr. Civgin, the Committee considered compensation data for the peer companies listed below as well as compensation information from certain S&P 100 companies with fiscal year 2013 revenues of between $25 billion and $50 billion with which Allstate competes for executive talent. The Committee reviews the composition of the peer group annually with the assistance of its independent compensation consultant, Compensation Advisory Partners. The following table reflects the peer group used for 2014 compensation benchmarking.

PEER INSURANCE COMPANIES(1)

Company Name	Revenue ($ in billions)	Market Cap ($ in billions)	Assets ($ in billions)	Premiums ($ in billions)	Property and Casualty Insurance Products	Life Insurance and Financial Products
ACE Ltd.	19.3	37.8	98.2	17.4	✓
AFLAC Inc.	22.7	27.0	119.8	19.1		✓
American International Group, Inc.	64.4	77.1	515.6	39.9	✓	✓
The Chubb Corporation	14.0	24.0	51.3	12.3	✓
The Hartford Financial Services Group, Inc.	18.6	17.7	245.0	14.6	✓	✓
Manulife Financial Corporation	41.6	30.8	432.1	14.0		✓
MetLife, Inc.	73.3	61.2	902.3	49.0	✓	✓
The Progressive Corporation	19.4	15.9	25.8	18.4	✓
Prudential Financial, Inc.	54.1	41.1	766.7	35.5		✓
The Travelers Companies, Inc.	27.2	34.1	103.1	23.7	✓
Allstate	35.2	29.4	108.5	31.1	✓	✓
Allstate Ranking Relative to Peers:
- Property and Casualty Insurance	3 of 8	5 of 8	4 of 8	3 of 8
- Life Insurance and Financial Products	5 of 7	5 of 7	7 of 7	4 of 7
- All Peer Insurance Companies	5 of 11	7 of 11	7 of 11	4 of 11
(1)	Information as of year-end 2014.

With respect to Mr. Merten, Allstate management considered a compensation survey — Towers Watson Diversified Insurance Survey — that provided information on insurance companies of a similar size and business mix as Allstate. The Towers Watson Diversified Insurance Survey includes insurance companies with assets greater than $125 billion.

The Committee uses the 50th percentile of Allstate’s peer group as a guideline in setting the target total direct compensation of Allstate’s executives. Within the guideline, the Committee balances the various elements of compensation based on individual experience, job scope and responsibilities, performance, and market practices.

Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, Allstate offers the benefits listed in the following table.

Benefit or Perquisite	Named Executives	Other Officers and Certain Managers		All Full-time and Regular Part-time Employees
401(k)(1) and defined benefit pension	—	—		—
Supplemental retirement benefit	—	—
Health and welfare benefits(2)	—	—		—
Supplemental long-term disability	—	—
Deferred compensation	—	—
Tax preparation and financial planning services	—	—	(3)
Personal use of aircraft, ground transportation, and mobile devices(4)	—	—
(1)	Allstate contributed $0.80 for every dollar of matchable pre-tax deposits made in 2014 (up to 5% of eligible pay).
(2)	Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance.
(3)	All officers are eligible for tax preparation services. Financial planning services were available only to Allstate senior executives. Mr. Civgin did not use financial planning services in 2014.
(4)	In limited circumstances approved by Allstate’s CEO, Mr. Civgin is permitted to use Allstate’s corporate aircraft for personal purposes. Mr. Civgin did not use the corporate aircraft for personal purposes in 2014. Ground transportation is available to Mr. Civgin. Mobile devices are available to Allstate’s senior executives, other officers, and certain managers and employees depending on their job responsibilities.

Retirement Benefits

Each of Messrs. Civgin and Merten participates in two different defined benefit pension plans. The Allstate Retirement Plan (“ARP”) is a tax qualified defined benefit pension plan available to all of Allstate’s regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income based on an employee’s level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law limits (1) the amount of an individual’s compensation that can be used to calculate plan benefits and (2) the total amount of benefits payable to a plan participant on an annual basis. For certain employees, these limits may result in a lower benefit under the ARP than would have been payable otherwise. Therefore, the Supplemental Retirement Income Plan (“SRIP”) is used to provide ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits did not exist.

Change-in-Control and Post-Termination Benefits

Consistent with Allstate’s compensation objectives, Allstate offers these benefits to attract, motivate, and retain executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain alignment between the interests of Allstate’s executives and Allstate’s stockholders.

Mr. Civgin is a participant in Allstate’s change-in-control severance plan (the “CIC Plan”). Mr. Merten is not a participant in the CIC Plan.

The change-in-control and post-termination arrangements which are described in the Potential Payments as a Result of Termination or Change-in-Control section are not provided exclusively to Messrs. Civgin and Merten. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

Clawback of Compensation

Awards made to Allstate’s executive officers after May 19, 2009, under short- and long-term incentive compensation plans, are subject to clawback in the event of certain financial restatements. Annual cash incentive and equity awards granted after May 19, 2009, are also subject to cancellation or recovery in certain circumstances if the recipient violates non-solicitation covenants. Equity awards granted after February 21, 2012, are subject to cancellation or recovery in certain circumstances if the recipient violates non-competition covenants.

Executive Compensation — Earned Awards

Salary

The base salaries for each of Messrs. Civgin and Merten were reviewed in February of 2014. Mr. Civgin’s salary was not adjusted. Allstate established a new base salary for Mr. Merten based on individual performance and in line with the enterprise-wide merit increase.

Annual Cash Incentive Awards

In 2014, Allstate’s total corporate pool was calculated based on three measures: Adjusted Operating Income, Total Premiums, and Net Investment Income. The 2014 annual incentive plan targets for Adjusted Operating Income and Net Investment Income were lower than actual 2013 performance to account for economic trends or certain items that are not indicative of Allstate’s underlying insurance business. As an example, the targets for those measures were set at amounts to take into account Allstate’s sale of Lincoln Benefit during 2014, and Net Investment Income targets reflect the impact of historically low interest rates. Also in 2014, the ranges between target and maximum were widened to reflect the fact that Allstate’s business has been operating well and the plan had paid near maximum levels in the prior two years. For a description of how these measures are calculated, see pages 120-123. The ranges of performance and 2014 actual results are shown in the following table.

2014 Annual Cash Incentive Award Ranges of Performance
Measure	Threshold	Target	Maximum	Actual Results
Adjusted Operating Income (in millions)	$1,800	$2,200	$2,700	$2,350
Total Premiums (in millions)	$31,225	$31,725	$32,225	$31,685
Net Investment Income (in millions)	$2,835	$3,085	$3,335	$3,303
Payout Percentages
Named Executives(1)	50%(2)	100%	200%(3)	118.9%
(1)	Payout percentages reflect contribution to incentive compensation pool. Actual awards are fully discretionary and vary depending on individual performance.
(2)	For Mr. Civgin, actual performance below threshold results in a 0% payout.
(3)	The maximum pool funding for Messrs. Civgin and Merten was lowered from 250% to 200% of target beginning with the 2014 award.

Performance Stock Awards

Adjusted Operating Income ROE is the performance measure used for PSAs. For a description of how this measure is calculated for each performance cycle, see page 122. The measurement periods and levels of Adjusted Operating Income ROE needed to earn the threshold, target and maximum number of PSAs for the measurement period, as well as actual results, are set forth in the table below.

Performance Stock Awards Ranges of Performance
	Adjusted Operating Income Return on Equity
	Threshold	Target	Maximum	Actual Results
2012-2014 PSA Performance Cycle
2012 Measurement Period	4.0%	10.0%	11.5%	12.3%
2013 Measurement Period	4.5%	10.5%	12.25%	13.1%
2014 Measurement Period	5.0%	11.0%	13.0%	12.8%
2013-2015 PSA Performance Cycle
2013 Measurement Period	6.0%	11.0%	12.5%	13.4%
2014 Measurement Period	6.0%	12.0%	13.5%	13.2%
2015 Measurement Period	6.0%	13.0%	14.5%	To be determined in 2016
2014-2016 PSA Performance Cycle
(One Measurement Period)	6.0%	13.0%	14.5%	To be determined in 2017
Payout	0%	100%	200%

		Subject to positive net income hurdle

The following tables show the target number of PSAs granted to each of Messrs. Civgin and Merten for the 2012-2014, 2013-2015, and 2014-2016 performance cycles, and the number of PSAs earned based on achievement of the performance measure.

2012-2014 Performance Cycle(1)
		2012 Measurement Period		2013 Measurement Period		2014 Measurement Period
Named Executive	Target Number of PSAs for 2012-2014 Performance Cycle	Target Number of PSAs	Number of PSAs Earned(2)	Target Number of PSAs	Number of PSAs Earned(2)	Target Number of PSAs	Number of PSAs Earned(2)
Mr. Civgin	1,878	626	1,252	626	1,252	626	1,189
Mr. Merten	N/A
(1)	The actual number of PSAs to be earned for each measurement period varies from 0% to 200% of the target PSAs based on Adjusted Operating Income ROE for such measurement period.
(2)	For the 2012 and 2013 measurement periods, Mr. Civgin earned PSAs equal to the maximum, or 200%, of the target number for that measurement period. For the 2014 measurement period, Mr. Civgin earned PSAs equal to 190% of the target number for that measurement period.

2013-2015 Performance Cycle(1)
		2013 Measurement		2014 Measurement		2015 Measurement
Named Executive	Target Number of PSAs for 2013-2015 Performance Cycle	Target Number of PSAs	Number of PSAs Earned(2)	Target Number of PSAs	Number of PSAs Earned(2)	Target Number of PSAs	Number of PSAs Earned
Mr. Civgin	1,410	470	940	470	846	470	To be determined in 2016.
Mr. Merten	N/A
(1)	The actual number of PSAs to be earned for each measurement period varies from 0% to 200% of the target PSAs based on Adjusted Operating Income ROE for such measurement period.
(2)	For the 2013 measurement period, Mr. Civgin earned PSAs equal to the maximum, or 200%, of the target number for that measurement period. For the 2014 measurement period, Mr. Civgin earned PSAs equal to 180% of the target number for that measurement period.

2014-2016 Performance Cycle(1)
	One Measurement Period
Named Executive	Target Number of PSAs for 2014-2016 Performance Cycle	Number of PSAs Earned
Mr. Civgin	1,234	To be determined in 2017.
Mr. Merten	N/A
(1)	The actual number of PSAs that will vest will vary from 0% to 200% of the target PSAs based on Adjusted Operating Income ROE for the measurement period.

Summary Compensation Table

The following table summarizes the compensation of our named executive officers for all services rendered to Lincoln Benefit for the last three fiscal years, in a manner consistent with the allocation of compensation under the Services Agreement or the Service and Expense Agreement, as applicable.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)		Total ($)
W. Weldon Wilson
Chairman of the Board and	2014	487,500	292,500	—	—	—	—	5,850		785,850
Chief Executive Officer
Robyn Wyatt
Executive Vice President,	2014	270,000	356,850	—	—	—	—	7,020		633,870
Chief Financial Officer and
Treasurer
Keith Gubbay
President and Chief Actuary	2014	262,500	357,375	—	—	—	—	5,850		625,725
Simon Packer
Chief Transformation Officer	2014	297,000	148,500	—	—	—	—	43,277	(6)	488,777
Karl Chappell
Managing Director,	2014	240,165	195,600	—	—	—	—	4,629		440,394
Investments and Mergers and Acquisitions
Don Civgin
Chairman of the Board,	2014	42,910	—	64,390	64,367	61,300	8,330	1,629	(7)	242,926
President and Chief	2013	186,200	—	279,316	279,296	532,000	18,466	7,422		1,302,700
Executive Officer	2012	143,520	—	197,594	197,598	416,000	10,105	5,887		970,704
Jesse E. Merten
Senior Vice President	2014	35,239	—	28,542	9,512	30,732	4,370	2,611	(7)	111,006
and Chief Financial	2013	138,303	—	62,577	62,555	338,800	7,926	9,358		619,519
Officer	2012	77,526	—	35,032	35,018	96,695	—	14,188		258,459
(1)	Messrs. Civgin and Merten served as the Chief Executive Officer and Chief Financial Officer, respectively, from January 1, 2014 through March 31, 2014. Mr. Wilson and Ms. Wyatt commenced service as the Chief Executive Officer and Chief Financial Officer, respectively, and each of the other Resolution officers served as an officer of Lincoln Benefit, commencing on April 1, 2014.
(2)	Amounts in this column for each of Ms. Wyatt and Messrs. Wilson, Gubbay, Packer and Chappell represent the portion of the NEO’s annual performance-based bonus for 2014 that is attributable to services rendered to Lincoln Benefit, plus, (a) in the case of Ms. Wyatt and Mr. Gubbay, the portion of the 2014 payment of the deferred sign-on bonus attributable to services rendered to Lincoln Benefit or, (b) in the case of Mr. Chappell, the portion of the one-time sign-on bonus attributable to services rendered to Lincoln Benefit.
(3)

The aggregate grant date fair value of PSAs and RSUs granted in 2014, 2013, and 2012 are computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (ASC 718). The fair value of PSAs and RSUs is based on the final closing price of Allstate’s common stock on the grant date, which in part reflects the payment of expected future dividends. (See note 18 to Allstate’s audited financial statements for 2014.) This amount reflects an accounting expense and does not correspond to actual value that will be realized by Messrs. Civgin and Merten. The value of PSAs is based on the probable satisfaction of the performance conditions. The number of PSAs granted in 2014 to Mr. Civgin is provided in the Grants of Plan-Based Awards table on page 110. The value of the PSAs granted in 2014 to Mr. Civgin at grant date share price if maximum corporate performance were to be achieved is $128,780.

(4)	The aggregate grant date fair value of option awards is computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the grant date using a binomial lattice model and the assumptions (see note 18 to Allstate’s audited financial statements for 2014) as set forth in the following table:

	2014	2013	2012
Weighted average expected term	6.5 years	8.2 years	9.0 years
Expected volatility	16.8 - 42.2%	19.1 - 48.1%	20.2 - 53.9%
Weighted average volatility	28.3%	31.0%	34.6%
Expected dividends	1.7 - 2.2%	1.9 - 2.2%	2.2 - 3.0%
Weighted average expected dividends	2.1%	2.2%	2.8%
Risk-free rate	0.0 - 3.0%	0.0 - 2.9%	0.0 - 2.2%

This amount reflects an accounting expense and does not correspond to actual value that will be realized by Messrs. Civgin and Merten. The number of options granted in 2014 to each of Messrs. Civgin and Merten is provided in the Grants of Plan-Based Awards table on page 110.

(5)	Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2014, 2013, and 2012. These are benefits under the Allstate Retirement Plan (“ARP”) and the Supplemental Retirement Income Plan (“SRIP”). Non-qualified deferred compensation earnings are not reflected since Allstate’s Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 17 to Allstate’s audited financial statements for 2014.) Beginning in 2014, all eligible employees earn pension benefits under a new cash balance formula only.

The following table reflects the respective change in the actuarial value of the benefits provided to Messrs. Civgin and Merten in 2014:

Name	ARP ($)	SRIP ($)
Mr. Civgin	879	7,451
Mr. Merten	1,201	3,169

(6)	Consists of $34,367 in relocation benefits (including a $12,342.85 tax gross-up payment related to such benefits) and $8,910 in 401(k) matching contributions.

(7)	The following table describes the incremental cost of other benefits provided in 2014 that are included in the “All Other Compensation” column for Messrs. Civgin and Merten.

All Other Compensation for 2014 — Supplemental Table for Messrs. Civgin and Merten

Name	401(k) Match(1) ($)	Other(2) ($)	Total All Other Compensation ($)
Mr. Civgin	638	991	1,629
Mr. Merten	1,222	1,389	2,611

(1) Each of Messrs. Civgin and Merten participated in Allstate’s 401(k) plan during 2014. The amount shown is the amount allocated to their accounts as employer matching contributions. Mr. Merten was not vested in the employer matching contribution in 2014, but he became vested on January 3, 2015.

(2) “Other” consists of premiums for group life insurance and personal benefits and perquisites consisting of mobile devices, tax preparation services, financial planning, ground transportation, and supplemental long-term disability coverage. There was no incremental cost for the use of mobile devices. Allstate provides supplemental long-term disability coverage to all regular full- and part-time employees who participate in the long-term disability plan and whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for Messrs. Civgin and Merten were incurred in 2014, and therefore, no incremental cost is reflected in the table. In limited circumstances approved by Allstate’s CEO, Mr. Civgin was permitted to use Allstate’s corporate aircraft for personal purposes. Mr. Civgin did not use the corporate aircraft for personal purposes in 2014.

Other Compensation Information

The compensation information set forth below is separated into two sections for ease of reading, with the first section covering compensation granted to our NEOs with respect to their services to Lincoln Benefit from April 1, 2014 through December 31, 2014 following Resolution Life’s acquisition of Lincoln Benefit from Allstate on April 1, 2014, and the second section covering compensation granted to Messrs. Civgin and Merten with respect to their services to Lincoln Benefit prior to April 1, 2014.

Compensation Related to Services from April 1, 2014 through December 31, 2014

Potential Payments as a Result of Termination or Change in Control (CIC)

Each of the NEOs is party to an employment agreement with Resolution that provides for severance and/or other payments on certain terminations of employment. If Messrs. Gubbay’s, Packer’s or Chappell’s or Ms. Wyatt’s employment is terminated by mutual agreement between Resolution and the NEO, by Resolution without “cause” or by the NEO with “good reason” (such terminations, “qualifying terminations”), the NEO is entitled to the severance benefit described in the paragraph below; a pro-rated bonus for the year of termination, based on actual Resolution performance; and continued medical coverage at the same premium rate paid by active employees for the period during which the NEO receives the severance benefit. Mr. Gubbay and Ms. Wyatt are also entitled to payment of any unpaid portion of their deferred sign-on bonuses on such a qualifying termination or on a termination due to his or her death or disability. If Mr. Wilson’s employment is terminated in a qualifying termination, he is entitled to a pro-rated bonus for the year of termination and continued medical coverage for twelve months at the same premium rate paid by active employees. Mr. Wilson’s employment agreement does not provide for other severance payments.

If Mr. Gubbay’s or Ms. Wyatt’s employment is terminated in a qualifying termination prior to the second anniversary of his or her employment agreement, such NEO’s severance benefit is equal to (a) one twelfth of the sum of the NEO’s annual base salary and target bonus, (b) multiplied by the number of whole months remaining until the third anniversary of the effective date of the NEO’s employment agreement. On a qualifying termination of Ms. Wyatt’s or Mr. Gubbay’s employment following the second anniversary of the effective date of such NEO’s employment agreement, the NEO’s severance benefit is equal to one year of base salary plus target bonus. If Mr. Chappell’s or Mr. Packer’s employment is terminated in a qualifying termination prior to the first anniversary of the effective date of his employment agreement, his severance benefit is equal to (a) one twelfth of the sum of his base salary plus target bonus, (b) multiplied by the number of whole months remaining until the second anniversary of the effective date of his employment agreement. On a qualifying termination of Mr. Chappell’s or Mr. Packer’s employment following the first anniversary of the effective date of his employment agreement, he is entitled to an amount equal to one-half of the sum his annual base salary plus target bonus.

For these purposes, “cause” means (i) fraudulent statements or acts of the NEO with respect to the performance of his or her duties under the employment agreement, (ii) the NEO’s conviction of, or plea of guilty or nolo contendere to, any crime that constitutes a felony or any crime that constitutes a misdemeanor involving moral turpitude, deceit, dishonesty or fraud and that results in material harm to Resolution, (iii) willful misconduct by the NEO with respect to Resolution or any of its subsidiaries, or (iv) a material breach by the NEO of his or her employment agreement. “Good reason” for these purposes means (a) a reduction in the NEO’s base salary, annual bonus percentage, long-term incentive compensation percentage, for Mr. Gubbay and Ms. Wyatt only, deferred compensation, or Resolution’s refusal to pay the NEO any compensation or benefits due, (b) a material diminution in the NEO’s position, authority, duties or responsibilities, excluding any isolated, insubstantial and inadvertent action, (c) any willful breach by Resolution of a material term of the NEO’s employment agreement, (d) Resolution requiring the NEO to engage in any unlawful or criminal act or (e) the bankruptcy of Resolution. For Mr. Gubbay, “good reason” also includes a termination of employment by Mr. Gubbay if (X) Resolution requests that he relocate his residence from the Boston, Massachusetts area prior to the second anniversary of the effective date of his agreement, (Y) he declines such request to relocate and (Z) he continues to perform his duties from the Boston, Massachusetts area for six months following his decline of the request to relocate (or such shorter period as agreed by Resolution). In order to terminate his or her employment for “good reason,” an NEO must give Resolution written notice and Resolution shall have 30 days to cure.

An NEO’s severance payments are subject to such NEO signing a general release of claims. In addition, the NEOs are subject to covenants not to compete and not to solicit for one year following the date of termination (two years for Mr. Wilson), a non-disparagement covenant for three years following the date of termination, and an indefinite non-disclosure covenant.

Estimate of Potential Payments upon Termination of Employment or Change of Control

The following table summarizes estimated payments and benefits that would be provided to our NEOs pursuant to their employment agreements in connection with a termination of employment under various scenarios or a change in control and that are attributable to service to Lincoln Benefit and reimbursable under the Services Agreement, assuming such event occurred on December 31, 2014.

Name	Event(1)	Base Salary; Bonus and Deferred Sign- On Bonus($)(2)	Health & Welfare ($)	Total Payments ($)
W. Weldon Wilson	Qualifying Termination	292,500	6,915	299,415
	Death or Disability	0	0	0
	Resignation	0	0	0
	Change in Control	0	0	0

Robyn Wyatt	Qualifying Termination	1,271,700	7,770	1,279,470
	Death or Disability	389,700	0	389,700
	Resignation	0	0	0
	Change in Control	0	0	0

Keith Gubbay	Qualifying Termination	1,257,250	10,963	1,268,213
	Death or Disability	399,750	0	399,750
	Resignation	0	0	0
	Change in Control	0	0	0

Simon Packer	Qualifying Termination	668,250	5,854	674,104
	Death or Disability	0	0	0
	Resignation	0	0	0
	Change in Control	0	0	0

Karl Chappell	Qualifying Termination	540,000	9,130	549,130
	Death or Disability	0	0	0
	Resignation	0	0	0
	Change in Control	0	0	0

(1)	For Messrs. Wilson, Gubbay, Packer and Chappell and Ms. Wyatt, a “qualifying termination” is a termination by mutual agreement between Resolution and the executive, by the executive with “good reason” or by Resolution without “cause.” The amount included in the table is calculated based on the percentage of the executive’s time that would be allocated to Lincoln Benefit under the Services Agreement in the event of a qualifying termination on December 31, 2014.
(2)	Because the termination of employment is deemed to occur on December 31, 2014, the pro-rated portion of any 2014 bonus payable as a result of termination would be 100%.

Risk Management and Compensation

Resolution has performed a review of compensation policies and practices for all of its employees who provide services to Lincoln Benefit and has concluded that its compensation policies and practices are not reasonably likely to have a material adverse impact on Lincoln Benefit.

Director compensation

Our independent directors receive an annual cash retainer fee for their services on the boards of directors of Resolution and its subsidiaries, including Lincoln Benefit, a portion of which is allocated to Lincoln Benefit pursuant to the Services Agreement. The portion of the annual retainer allocated to Lincoln Benefit for 2014 is set forth in the table below. A non-employee director may also elect to defer receipt of all or a portion of his or her annual retainer fee into deferred stock units of Resolution. The elected percentage of the Board retainer for a calendar year of service is converted into stock units when the year-end valuation of Resolution’s common stock for the immediately prior year is available. The stock units will be unvested until December 31st of the relevant year of service, and, as a general rule, if the director’s Board service ends before December 31st, unvested stock units will be forfeited except that, in the case of a qualifying termination, a pro rata portion of the director’s unvested stock units will vest. If Resolution pays a dividend on its common stock, the electing director will be paid, on a current basis, the same cash amount on the stock units (both vested and unvested) held by such director as of the record date of the dividend. Vested stock units will be settled in cash on the first to occur of (1) a change in control of Resolution and (2) 120 days following the end of the year in which the director’s board service ends.

The following table summarizes the allocation of compensation of each of Lincoln Benefit’s independent directors during 2014 for his or her services as a member of the Board of Directors of Lincoln Benefit and its committees in a manner consistent with the allocation of compensation under the Services Agreement. Directors who are officers or employees of Resolution and its subsidiaries and other non-independent directors do not receive any additional compensation for their services as a director of Lincoln Benefit.

Name of Non-Employee Director	Fees Earned or Paid in Cash(1) ($)	All Other Compensation(2) ($)	Total ($)
Stephen Campbell	$98,438	—	$98,438
Richard Carbone	$98,438	—	$98,438
Ann Frohman	$98,438	$33,750	$132,188
Robert Stein	$98,438	—	$98,438
Grace Vandecruze	$98,438	—	$98,438
(1)	Includes the portion of the cash retainer paid in the form of Resolution deferred stock units at the election of the director. The following table sets forth, by grant date, the allocation of the number of Resolution deferred stock units credited to each director, the grant date fair value of each award and the number of such units held at December 31, 2014 with respect to service as a Lincoln Benefit director in 2014 in a manner consistent with the allocation of compensation under the Services Agreement. All deferred stock units vested on December 31, 2014.

Name of Non-Employee Director	Grant Date	Number of Units (#)	Grant Date Fair Value ($)	Number of Units held at December 31, 2014
Richard Carbone	September 5, 2014	92.81	$42,086	92.81
Robert Stein	September 5, 2014	92.81	42,086	92.81
Grace Vandecruze	September 5, 2014	54.27	24,609	54.27
(2)	Reflects the portion of a legal fee retainer paid to Ms. Frohman for services as regulatory counsel with respect to Lincoln Benefit in 2014 in a manner consistent with the allocation of compensation under the Services Agreement.

Compensation Related to Services prior to April 1, 2014

GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2014

The following table provides information about non-equity incentive plan awards and equity awards granted to Messrs. Civgin and Merten during fiscal year 2014 to the extent the expense was allocated to Lincoln Benefit under the Service and Expense Agreement.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Shr)(4)	Grant Date Fair Value ($)(5)
Name	Grant Date	Plan Awards(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)				Stock Awards	Option Awards
Mr. Civgin	—	Annual cash incentive	26,819	53,638	344,445
	02/18/2014	PSAs				0	1,234	2,468				64,390
	02/18/2014	Stock options								5,170	52.18		64,367
Mr. Merten	—	Annual cash incentive	8,813	17,627	35,254
	02/18/2014	RSUs							547			28,542
	02/18/2014	Stock options								764	52.18		9,512
(1)	Awards under Allstate’s annual incentive plans and 2013 Equity Incentive Plan.
(2)	The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for Messrs. Civgin and Merten. The threshold amount for each of Messrs. Civgin and Merten is 50% of target, as the minimum amount payable (subject to individual performance) if threshold performance is achieved. For Mr. Civgin, if the threshold is not achieved, the payment would be zero. The target amount is based upon achievement of the performance measures listed under the Annual Cash Incentive Awards caption on page 101. The maximum amount payable to Mr. Civgin is the lesser of a stockholder approved maximum of $10 million under the Annual Executive Incentive Plan or a percentage of the 162(m) award pool. The award pool is equal to 1.0% of Adjusted Operating Income with award opportunities capped at 15% of the pool. Mr. Merten did not participate in the adjusted underlying operating income pool. Adjusted Operating Income is defined on page 121.
(3)	The amounts shown in these columns reflect the threshold, target, and maximum PSAs for the named executives who were awarded Allstate PSAs. The threshold amount is 0% payout. The target and maximum amounts are based upon achievement of the performance measures listed under the Performance Stock Awards caption on page 102.
(4)	The exercise price of each option is equal to Allstate’s closing sale price on the New York Stock Exchange on the grant date or, if there was no such sale on the grant date, then on the last previous day on which there was a sale.
(5)	The aggregate grant date fair value of the February 18, 2014, PSAs and RSUs was $52.18 and stock option awards was $12.45, computed in accordance with FASB ASC 718 based on the probable satisfaction of the performance conditions. The assumptions used in the valuation are discussed in footnotes 1 and 2 to the Summary Compensation Table on page 104.

Allstate Performance Stock Awards

PSAs represent Allstate’s promise to transfer shares of common stock in the future if certain performance measures are met. Each PSA represents Allstate’s promise to transfer one fully vested share in the future for each PSA that vests. Earned PSAs will vest following the end of the three-year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change-in-control). Vested PSAs will be converted into shares of Allstate common stock and dividend equivalents accrued on these shares will be paid in cash. No dividend equivalents will be paid prior to vesting. PSAs were granted to Mr. Civgin.

Allstate Restricted Stock Units

Mr. Merten received an award of RSUs in 2014. Each RSU represents Allstate’s promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit “vests”). Because RSUs are based on and payable in stock, they reinforce the alignment of interests of Allstate’s executives and Allstate’s stockholders. In addition, RSUs provide a retention incentive because they have a real, current value that is forfeited in most circumstances if an executive terminates employment before the RSUs vest. Under the terms of the RSU awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares. The RSUs granted to Mr. Merten in 2014 vest on the third anniversary of the grant date, except in certain change-in-control situations or under other special circumstances approved by the Committee. The RSUs granted to Mr. Merten in 2014 include the right to receive previously accrued dividend equivalents when the underlying RSU vests.

Allstate Stock Options

Stock options represent an opportunity to buy shares of Allstate’s stock at a fixed exercise price at a future date. Allstate uses them to align the interests of its executives with long-term stockholder value, as the stock price must appreciate from the grant date for the executives to profit.

Under Allstate’s stockholder-approved equity incentive plan, the exercise price cannot be less than the closing price of a share on the grant date or, if there was no such sale on the grant date, then on the last previous day on which there was a sale. Stock option repricing is not permitted. In other words, without an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award.

All stock option awards have been made in the form of non-qualified stock options. The options granted to Messrs. Civgin and Merten in 2014 become exercisable over three years. One-third of the stock options will become exercisable on the anniversary of the grant date for each of the three years. The options granted to Messrs. Civgin and Merten prior to 2014 become exercisable over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The change to the vesting schedule in 2014 was made to reflect current market practice. All of the options expire in ten years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014

The following table summarizes the outstanding equity awards of Messrs. Civgin and Merten as of December 31, 2014, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2014. The percentage of each equity award actually allocated to Lincoln Benefit has varied over the years, during which these awards were granted depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of such equity awards between Lincoln Benefit and the executive’s Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Lincoln Benefit by each of Messrs.

Civgin and Merten cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each of Messrs. Civgin and Merten in the following table is the amount determined by multiplying each of Messrs. Civgin and Merten’s equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive’s compensation to Lincoln Benefit for 2014 under the Service and Expense Agreement.

	Option Awards(1)					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)(5)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(4)
Mr. Civgin	09/08/2008	3,985	0	46.48	09/08/2018
	02/22/2010	6,862	0	31.41	02/22/2020
	02/22/2011	5,303	1,768	31.74	02/22/2021	02/22/2011	287	20,162
	02/21/2012	3,358	3,358	31.56	02/21/2022	03/06/2012	3,693	259,433
	02/12/2013	0	5,377	45.61	02/12/2023	02/12/2013	1,786	125,467	470	33,018
	02/18/2014	0	5,170	52.18	02/18/2024	02/18/2014			1,234	86,689
Mr. Merten	02/21/2012	838	839	31.56	02/21/2022	02/21/2012	230	16,158
	02/12/2013	0	1,269	45.61	02/12/2023	02/12/2013	333	23,393
	02/18/2014	0	764	52.18	02/18/2024	02/18/2014	547	38,427

(1)	The options granted in 2014 vest over three years: one-third will become exercisable on the anniversary of the grant date for each of the three years. The options granted in 2013, 2012, 2011, and 2010 vest over four years: 50% on the second anniversary date and 25% on each of the third and fourth anniversary dates. The other options vest in four installments of 25% on each of the first four anniversaries of the grant date. The exercise price of each option is equal to the final closing price of Allstate’s common stock on the grant date. If there was no sale on the grant date, the exercise price is calculated as of the last previous day on which there was a sale.
(2)	The aggregate value and aggregate number of exercisable and unexercisable in-the-money options as of December 31, 2014, for each of Messrs. Civgin and Merten are as follows:

	Exercisable		Unexercisable
Name	Aggregate Number (#)	Aggregate Value ($)	Aggregate Number (#)	Aggregate Value ($)
Mr. Civgin	19,508	695,383	15,673	423,918
Mr. Merten	838	32,422	2,872	77,535

(3)	The RSU awards granted in 2013, 2012, and 2011 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The RSUs granted in 2014 and the PSAs vest in one installment on the third anniversary of the grant date.
(4)	Amount is based on the closing price of Allstate’s common stock of $70.25 on December 31, 2014.
(5)	The PSAs vest in one installment on the third anniversary of the grant date. The number of shares that ultimately vest may range from 0 to 200% of the target depending on actual performance during the three-year performance period. For a description of the PSA program and the performance measures used, see pages 102-103. The number of PSAs reflected in this column for the 2013 and 2014 awards are the number of shares that would be earned if the target level of performance is achieved. Final payouts under the PSAs will not be known until the respective performance period is completed.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2014

The following table summarizes the Allstate options exercised by Messrs. Civgin and Merten during 2014 and the Allstate RSU awards that vested during 2014, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Civgin	0	0	578	31,131
Mr. Merten	0	0	230	12,298

Allstate Retirement Benefits

The following table provides information about the pension plans in which Messrs. Civgin and Merten participate. Each of Messrs. Civgin and Merten participates in the Allstate Retirement Plan (“ARP”) and the Supplemental Retirement Income Plan (“SRIP”). Pension expense for each of Messrs. Civgin and Merten under these plans has been accrued annually over the course of the executive’s career with Allstate. The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over that period of time has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive’s Allstate affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2014 attributable to services rendered to Lincoln Benefit by each of Messrs. Civgin and Merten cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each of Messrs. Civgin and Merten in the following table is the amount determined by multiplying the present value of such named executive’s accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Lincoln Benefit for 2014 under the Service and Expense Agreement.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1)(2) ($)	Payments During Last Fiscal Year ($)
Mr. Civgin	ARP	6.33	2,546	0
	SRIP	6.33	16,484	0
Mr. Merten(3)	ARP	3.00	1,987	0
	SRIP	3.00	4,307	0

(1)	These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to Messrs. Civgin and Merten, which will be known only at the time they become eligible for payment. The present value of the accumulated benefit was determined using the same measurement date (December 31, 2014) and material assumptions that Allstate uses for year-end financial reporting purposes, except that no assumptions were made for early termination, disability, or pre-retirement mortality. Other assumptions include the following:

•	Retirement at the normal retirement age as defined in the plans (age 65).

•	Discount rate of 4.10%.

•	For cash balance formula, 100% paid as a lump sum.

See note 17 to Allstate’s audited financial statements for 2014 for additional information.

(2)	The following table shows the lump sum present value of the non-qualified pension benefits for each of Messrs. Civgin and Merten earned through December 31, 2014, if such named executives’ employment terminated on that date.

Name	Plan Name	Lump Sum Amount ($)
Mr. Civgin	SRIP	15,780
Mr. Merten	SRIP	3,921

The amount shown is account balance as of December 31, 2014.

(3)	As of December 31, 2014, Mr. Merten was not vested in the Allstate Retirement Plan or the Supplemental Retirement Plan.

Allstate Retirement Plan (“ARP”)

Contributions to the ARP are made entirely by Allstate and are paid into a trust fund from which benefits are paid.

Cash Balance Formula

Each of Messrs. Civgin and Merten earned benefits under the cash balance formula in 2014. Under this formula, participants receive pay credits while employed at Allstate, based on a percentage of eligible annual compensation and years of service, plus interest credits. Pay credits are allocated to a hypothetical account in an amount equal to 3% to 5% of eligible annual compensation, depending on years of vesting service. Interest credits are allocated to the hypothetical account based on the interest crediting rate in effect for that plan year as published by the Internal Revenue Service. The interest crediting rate is set annually and is currently based on the average yield for 30-year U.S. Treasury securities for August of the prior year. Prior to 2014, Messrs. Civgin and Merten earned cash balance credits equal to 2.5% of eligible annual compensation after they completed one year of vesting service based on the prior cash balance formula.

Allstate Supplemental Retirement Income Plan (“SRIP”)

SRIP benefits are generally determined using a two-step process: (1) determine the amount that would be payable under the ARP formula if Internal Revenue Code limits did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, the employee also is eligible for early retirement under the SRIP. SRIP benefits are not funded and are paid out of Allstate’s general assets.

Credited Service; Other Aspects of the Allstate Pension Plans

No additional service credit beyond service with Allstate or its predecessors is granted under the ARP or the SRIP to Messrs. Civgin or Merten.

Under both the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, and certain other forms of compensation, but does not include long-term cash incentive awards or income related to equity awards. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code.

Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum payment under the cash balance benefit is generally equal to a participant’s cash balance account balance. Payments from the SRIP are paid in the form of a lump sum.

Timing of Payments

Eligible employees are vested in the normal ARP and SRIP retirement benefits on the earlier of the completion of three years of service or upon reaching age 65.

A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance.

The following SRIP payment dates assume a retirement or termination date of December 31, 2014:

•	Mr. Civgin’s SRIP benefit would be paid on January 1, 2017, or following death.

•	Mr. Merten’s SRIP benefit is not currently vested, but would become payable following death.

NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2014

The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of Messrs. Civgin and Merten in 2014. All amounts relate to The Allstate Corporation Deferred Compensation Plan.

The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over each of Messrs. Civgin and Merten’s career with Allstate has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive’s Allstate affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Lincoln Benefit by each of Messrs. Civgin and Merten cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each of Messrs. Civgin and Merten in the following table is the amount determined by multiplying the value of such named executive’s non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Lincoln Benefit for 2014 under the Service and Expense Agreement.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(2)
Mr. Civgin	0	0	0	0	0
Mr. Merten	0	0	0	0	0
(1)	Aggregate earnings were not included in Messrs. Civgin’s and Merten’s compensation in the last completed fiscal year in the Summary Compensation Table.
(2)	There are no amounts reported in the Aggregate Balance at Last FYE column that previously were reported as compensation in the Summary Compensation Table.

In order to remain competitive with other employers, Allstate allows Messrs. Civgin and Merten and other employees whose annual compensation exceeds the amount specified in the Internal Revenue Code ($260,000 in 2014), to defer under the Deferred Compensation Plan up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds the Internal Revenue Code limit. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

Deferrals under the Deferred Compensation Plan are credited with earnings or debited for losses based on the results of the notional investment option or options selected by the participants. The notional investment options available in 2014 under the Deferred Compensation Plan are: stable value, S&P 500, international equity, Russell 2000, mid-cap, and bond funds. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or debited for losses based on the funds’ investment returns. Because the rate of return is based on actual investment measures in Allstate’s 401(k) plan, no above-market earnings are credited or recorded. Allstate’s Deferred Compensation Plan and 401(k) plan allow participants to change their investment elections daily.

The Deferred Compensation Plan is unfunded. This means that Allstate does not set aside funds for the plan in a trust or otherwise. Participants have only the rights of general unsecured creditors and may lose their balances in the event of the company’s bankruptcy. Account balances are 100% vested at all times.

An irrevocable distribution election is required before making any deferrals into the plan. Generally, a plan participant may elect to begin receiving a distribution of his or her account balance immediately upon separation from service or in one of the first through fifth years after separation from service. The earliest distribution date for deferrals on or after January 1, 2005, and earnings and losses on these amounts, is six months following separation from service. The plan participant may elect to receive payment in a lump sum or in annual cash installment payments over a period of two to ten years. In addition, a plan participant may elect an in-service withdrawal of his or her entire balance earned and vested prior to January 1, 2005, and earnings and losses on these amounts, subject to forfeiture of 10% of such balance. Upon proof of an unforeseen emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

Potential Payments as a Result of Termination or Change in Control (“CIC”)

The following table lists the compensation and benefits that Allstate would provide to Messrs. Civgin and Merten in various scenarios involving a termination of employment, other than compensation and benefits generally available to salaried employees. The table describes equity granting practices for the 2014 equity incentive awards. Relevant prior practices are described in the footnotes.

Termination Scenarios
Compensation Elements	Termination(1)	Retirement	Termination due to Change-in-Control(2)	Death	Disability
Base Salary	Ceases immediately	Ceases immediately	Ceases immediately	Ceases immediately	Ceases immediately
Severance Pay	None	None	Lump sum equal to two times salary and annual incentive at target(3)	None	None
Annual Incentive(4)	Forfeited except for certain reductions in force (prorated for the year and subject to discretionary adjustments)	Prorated for the year and subject to discretionary adjustments(5)	Prorated at target (reduced by any amounts actually paid)	Prorated for the year and subject to discretionary adjustments	Prorated for the year and subject to discretionary adjustments
Stock Options(4)(6)	Unvested are forfeited, vested expire at the earlier of three months or normal expiration	Awards continue to vest if granted more than 12 months before, and pro rata portion of award granted within 12 months of retirement. All expire at earlier of five years or normal expiration(7)	Awards vest upon qualifying termination after a CIC(8)	Awards vest immediately and expire at earlier of two years or normal expiration	Awards vest immediately and expire at earlier of two years or normal expiration

Termination Scenarios
Compensation Elements	Termination(1)	Retirement	Termination due to Change-in-Control(2)	Death	Disability
Restricted Stock Units(4)(6)	Forfeited	Awards continue to vest if granted more than 12 months before, and pro rata portion of award granted within 12 months of retirement(7)	Awards vest upon qualifying termination after a CIC(8)	Awards vest immediately	Awards vest immediately
Performance Stock Awards(4)(6)	Forfeited	Awards continue to vest and are paid out based on actual performance if granted more than 12 months before, and pro rata portion of awards granted within 12 months of retirement(7)	Awards vest based on performance upon a qualifying termination after a CIC(9)	Awards vest and are payable immediately(10)	Awards vest and are payable immediately(10)
Non-Qualified Pension Benefits(11)	Distributions commence per plan	Distributions commence per plan	Immediately payable upon a CIC	Distributions commence per plan	Participant may request payment if age 50 or older
Deferred Compensation(12)	Distributions commence per participant election	Distributions commence per participant election	Immediately payable upon a CIC	Payable within 90 days	Distributions commence per participant election
Health, Welfare and Other Benefits	None	None	Outplacement services provided; lump sum payment equal to additional cost of welfare benefits continuation coverage for 18 months(13)	None	Supplemental Long Term Disability benefits if enrolled in basic long term disability plan
(1)	Includes both voluntary and involuntary termination. Examples of involuntary termination independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, or reduction in force.
(2)	In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Allstate Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because any of these could cause a substantial change in management in a widely held company the size of Allstate. Mr. Civgin is a participant in Allstate’s CIC Plan. Mr. Merten is not a party to the CIC Plan. Effective upon a change-in-control, Mr. Civgin becomes subject to covenants prohibiting solicitation of employees, customers, and suppliers until one year after termination of employment. If Mr. Civgin incurs legal fees or other expenses in an effort to enforce the CIC Plan, Allstate will reimburse him for these expenses unless it is established by a court that he had no reasonable basis for the claim or acted in bad faith.
(3)	For those named executives subject to the CIC Plan, severance benefits would be payable if a named executive’s employment is terminated either by Allstate without cause or by the executive for good reason as defined in the plan during the two years following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the restrictive covenants in the CIC Plan, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive’s base compensation, authority, duties, or responsibilities, or a material change in the geographic location where the named executive performs services.

(4)	Named executives who receive an equity award or an annual cash incentive award under the Annual Executive Incentive Plan after May 19, 2009, are subject to a non-solicitation covenant while they are employed and for the one-year period following termination of employment. If a named executive violates the non-solicitation covenant, the Allstate Board or a committee of the Allstate Board, to the extent permitted by applicable law, may recover compensation provided to the named executive, including cancellation of outstanding awards or recovery of all or a portion of any gain realized upon vesting, settlement, or exercise of an award or recovery of all or a portion of any proceeds resulting from any disposition of shares received pursuant to an award if the vesting, settlement, or exercise of the award or the receipt of the sale proceeds occurred during the 12-month period prior to the violation. If Mr. Merten’s employment were to be terminated as a result of a reduction in force, he would be eligible for a prorated annual incentive award subject to discretionary adjustments. Mr. Civgin is not eligible for an annual incentive payment upon termination or retirement.
(5)	Retirement for purposes of the Annual Executive Incentive Plan is defined as voluntary termination on or after the date the named executive attains age 55 with at least 10 years of service or age 60 with five years of service.
(6)	Named executives who receive an equity award on or after May 21, 2013, that remains subject to a period of restriction or other performance or vesting condition, are subject to a non-compete provision while they are employed and for the one-year period following termination of employment. Named executives who received equity awards granted between February 21, 2012, and May 20, 2013, are subject to a non-compete provision while they are employed and for the two-year period following termination of employment. If a named executive violates the non-competition covenant, the Allstate Board or a committee of the Allstate Board may, to the extent permitted by applicable law, cancel any or all of the named executive’s outstanding awards that remain subject to a period of restriction or other performance or vesting condition as of the date on which the named executive first violated the non-competition provision.
(7)	Historical and current retirement definitions and treatment for purposes of stock options, RSUs, and PSAs are as follows:

	Date of award prior to February 22, 2011	Date of award on or after February 22, 2011 and before February 21, 2012	Date of award on or after February 21, 2012
Early Retirement:
Definition	Age 55 with 20 years of service	Age 55 with 10 years of service	Age 55 with 10 years of service
Treatment	Unvested awards are forfeited. Vested stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.	Prorated portion of unvested awards continue to vest. Vested stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

•       Unvested awards not granted within 12 months of retirement continue to vest.

•       Prorated portion of unvested awards granted within 12 months of the retirement date continue to vest.

•       Vested stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

	Date of award prior to February 22, 2011	Date of award on or after February 22, 2011 and before February 21, 2012	Date of award on or after February 21, 2012
Normal Retirement:
Definition	Age 60 with at least one year of service	Age 60 with at least one year of service	Age 60 with at least five years of service

Treatment	Unvested awards continue to vest and stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

•       Unvested awards not granted within 12 months of retirement continue to vest.

•       Prorated portion of unvested awards granted within 12 months of the retirement date continue to vest.

•       Vested stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

•       Unvested awards not granted within 12 months of retirement continue to vest.

•       Prorated portion of unvested awards granted within 12 months of the retirement date continue to vest.

•       Vested stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

(8)	This description is the treatment of equity awards granted on or after December 30, 2011. Awards granted prior to December 30, 2011, vest on the date of a change-in-control.
(9)	For completed measurement periods with results certified by the Committee, the earned amount continues to vest. For open cycles, the Committee will determine the number of PSAs that continue to vest based on actual performance up to the change-in-control.
(10)	For completed measurement periods with results certified by the Committee, the earned amount is paid. For open cycles, the payout is based on the target number of PSAs.
(11)	See the Retirement Benefits section for further detail on non-qualified pension benefits and timing of payments.
(12)	See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.
(13)	For those named executives subject to the CIC Plan, if their employment is terminated due to death during the two years after the date of a change-in-control, the named executive’s estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of termination due to disability during the two years after the date of a change-in-control, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives.

Estimate of Potential Payments upon Termination of Employment or Change of Control

Messrs. Civgin and Merten did not receive any termination or change in control payments or benefits that have been or will be reimbursed by Lincoln Benefit under the Service and Expense Agreement as a result of their termination of service to Lincoln Benefit at the time of Resolution Life’s acquisition of all of the outstanding capital stock of Lincoln Benefit from Allstate Life Insurance Company on April 1, 2014.

Allstate Risk Management and Compensation

A review and assessment of potential compensation-related risks is conducted by Allstate’s chief risk officer. Allstate believes that its compensation policies and practices are appropriately structured and do not provide incentives for employees to take unnecessary and excessive risks.

The Allstate Board and its risk and return committee both play an important role in risk management oversight, including reviewing how Allstate management measures, evaluates, and manages Allstate’s exposure to risks posed by a wide variety of events and conditions. In addition, the compensation and succession committee employs an independent compensation consultant each year to review and assess Allstate’s executive pay levels, practices, and overall program design.

Allstate Performance Measures for 2014

The following are descriptions of the performance measures used by Allstate for executive incentive compensation. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in Allstate’s financial statements. The Committee has approved the use of non-GAAP measures when appropriate to drive executive focus on particular strategic, operational, or financial factors, or to exclude factors over which executives have little influence or control. The Committee monitors compensation estimates during the year based on actual performance on these measures, and the internal audit department reviews the final results.

Adjusted Operating Income: This measure is calculated differently for annual cash incentive awards, the 162(m) pool, and each PSA performance cycle. For each plan, Adjusted Operating Income is equal to net income available to common shareholders as reported in Allstate’s annual report on Form 10-K adjusted for the after-tax effect of the items indicated below:

PSAs
✓ Indicates adjustments to Net Income	Annual Cash Incentive Awards	162(m) Pool	2012-2014 Performance Cycle	2013-2015 Performance Cycle	2014-2016 Performance Cycle
Net income available to common shareholders, excluding:

– Realized capital gains and losses (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments

	✓	✓	✓	✓	✓
– Valuation changes on embedded derivatives that are not hedged (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs)	✓	✓	✓	✓	✓
– Business combination expenses and amortization of purchased intangible assets	✓	✓	✓	✓	✓
– (Loss) gain on disposition of operations	✓	✓	✓	✓	✓
– Restructuring or related charges	✓	✓		✓	✓
– Underwriting results of Discontinued Lines and Coverages segment	✓	✓	✓	✓	✓
– Loss on extinguishment of debt(1)			✓	✓
– Post-retirement benefits curtailment gain(1)			✓	✓
– Effects of acquiring and selling businesses	✓	✓	✓	✓	✓
Adjustments to be consistent with financial reporting used in establishing the measure	✓	✓	✓	✓	✓

Adjusted Operating Income before catastrophe adjustment
Adjustment for after-tax catastrophe losses	Include planned amount	Exclude actual amount	Adjusted to include a minimum or maximum amount	Adjusted to include a minimum or maximum amount	Average adjusted to include a minimum or maximum amount

Adjusted Operating Income
(1)	2013 only.

Allstate Annual Cash Incentive Award Performance Measures for 2014

Adjusted Operating Income: This measure is used to assess financial performance. For a description of how this measure is determined, see above.

The impact of catastrophe losses on annual cash incentive awards is recognized through a modifier to the Adjusted Operating Income performance measure payout percentage.

Actual After-Tax Catastrophe Losses	Impact to Adjusted Operating Income Payout Percentage
Within 10% of planned catastrophe losses	None
Lower than planned catastrophe losses by more than 10%	Increases payout by up to 20%
Higher than planned catastrophe losses by more than 10%	Decreases payout by up to 20%

In 2014, actual after-tax catastrophe losses were within 10% of planned catastrophe losses and as a result, no adjustment was required.

Net Investment Income: This measure is used to assess the financial operating performance provided from investments. It is equal to net investment income as reported in the consolidated statement of operations. Net investment income is subject to adjustments to be consistent with the financial reporting used in establishing the measure and to exclude the effects of acquiring and selling businesses and was adjusted accordingly in 2014.

Total Premiums: This measure is used to assess growth within the Allstate Protection and Allstate Financial businesses. It is equal to the sum of Allstate Protection premiums written and Allstate Financial premiums and contract charges as described below.

Allstate Protection premiums written is equal to the Allstate Protection net premiums written as reported in management’s discussion and analysis in Allstate’s annual report on Form 10-K.

Allstate Financial premiums and contract charges are equal to life and annuity premiums and contract charges reported in the consolidated statement of operations.

Total Premiums is subject to adjustments to be consistent with the financial reporting used in establishing the measure and to exclude the effects of acquiring and selling businesses and was adjusted accordingly in 2014.

Performance Stock Award Performance Measures for the 2012-2014 Performance Cycle and the 2013-2015 Performance Cycle

Annual Adjusted Operating Income Return on Equity: This measure is used to assess financial performance. It is calculated as the ratio of annual Adjusted Operating Income for the applicable PSA performance cycle divided by the average of common shareholders’ equity excluding the effects of unrealized net capital gains and losses at the beginning and at the end of the year. For a description of how Adjusted Operating Income is determined, see page 121.

Adjusted Operating Income is adjusted to include a minimum or maximum amount of after-tax catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively. In 2013, Adjusted Operating Income was adjusted to include a minimum amount of catastrophe losses, thus lowering the actual performance. In 2012 and 2014, no such adjustment was made.

Average common shareholders’ equity is subject to adjustments to be consistent with the financial reporting used in establishing the measure and to exclude the effects of acquiring and selling businesses and was adjusted accordingly in 2014.

Performance Stock Award Performance Measures for the 2014-2016 Performance Cycle

Three Year Average Adjusted Operating Income Return on Equity: This measure is used to assess financial performance. It is calculated as the ratio of average Adjusted Operating Income divided by the average of common shareholders’ equity, excluding the effects of unrealized net capital gains and losses, at December 31,

2013 and at the end of each year in the three year cycle. For a description of how Adjusted Operating Income is determined, see page 121.

Average Adjusted Operating Income is adjusted to include a minimum or maximum amount of after-tax catastrophe losses if the average of actual catastrophe losses in the three year cycle are less than or exceed those amounts, respectively.

Average common shareholders’ equity is subject to adjustments to be consistent with the financial reporting used in establishing the measure and to exclude the effects of acquiring and selling businesses.

Compensation Committee Interlocks and Insider Participation

For the Period Prior to April 1, 2014

Prior to the transaction with Resolution, the Board of Directors of Lincoln Benefit did not have a compensation committee. All compensation decisions were made by The Allstate Corporation, as the ultimate parent company of Lincoln Benefit. No executive officer of Lincoln Benefit served as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

For the Period Beginning April 1, 2014

In February 2015, the Board of Directors of Resolution Life Holdings, Inc. established a compensation committee, whose primary function is to assist the Board with its oversight role with respect to the compensation of Resolution Life Holdings, Inc.’s and its subsidiaries’ executive officers and other employees. No executive officer of Lincoln Benefit serves as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

Item 11(m). Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	Resolution Life, Inc. One Station Place Metro Center, 7th Fl. Stamford, CT 06902	25,000	100%

N/A	Resolution Life Holdings, Inc. One Station Place Metro Center, 7th Fl. Stamford, CT 06902	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

N/A	Resolution Life L.P. Canon’s Court 22 Victoria Street Hamilton, HM 12 Bermuda	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
N/A	Resolution Life GP, Ltd. Canon’s Court 22 Victoria Street Hamilton, HM 12 Bermuda	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

N/A	Resolution Capital Limited 25 Sackville Street London W1S 3AX United Kingdom	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

N/A	Clive Cowdery 25 Sackville Street London W1S 3AX United Kingdom	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of stock in Lincoln Benefit or its parents beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Shares reported as beneficially owned include certain shares held indirectly, as well as shares subject to stock options exercisable on or prior to April 13, 2015 and restricted stock units for which restrictions expire on or prior to April 13, 2015. The following share amounts are as of April 13, 2015.

Entity	Title of Class of Equity Securities	Number of Shares	Statement Concerning Beneficial Ownership*
Lincoln Benefit Life, Resolution Life, Inc., Resolution Life Holdings, Inc., Resolution Life L.P., Resolution Life GP Ltd., Resolution Life (Parallel) Partnership, Resolution Life (Parallel) GP Ltd.	n/a	n/a

Lincoln Benefit Life is an indirect wholly-owned subsidiary of (i) Resolution Life L.P., which is controlled by its general partner Resolution Life GP Ltd. and (ii) Resolution Life (Parallel) Partnership, which is controlled by its managing partners, which includes Resolution Life (Parallel) GP Ltd. Resolution Life (Parallel) GP Ltd. is wholly-owned by Resolution Life GP Ltd. Resolution Life GP Ltd. is wholly-owned by Resolution Capital

Limited, which is wholly-owned by Clive Cowdery.

Resolution Life L.P.	n/a	n/a	Clive Cowdery has made an indirect commitment of $19.84 million to Resolution Life LP, which currently accounts for 1.8% of the current total $1.1 billion of aggregate commitment of Resolution Life L.P and Resolution Life (Parallel) Partnership.

Changes in Control

On December 31, 2013, Resolution Life Holdings, Inc. and Resolution Life, Inc. entered into a Credit Agreement with Royal Bank of Canada (“RBC”), The Royal Bank of Scotland, PLC, RBC Capital Markets, RBS Securities Inc. and Lloyds Securities Inc. (the “Credit Agreement”). On April 1, 2014, Resolution Life Holdings, Inc. and Resolution Life, Inc. entered into a Guarantee and Collateral Agreement with Royal Bank of Canada (the “Guarantee and Collateral Agreement”). Pursuant to the Guarantee and Collateral Agreement, Resolution Life Holdings, Inc. pledged the securities of Resolution Life, Inc. to the Secured Parties (as defined in the Guarantee and Collateral Agreement) in order to secure a term loan to Resolution Life, Inc. for the acquisition of Lincoln Benefit. Pursuant to the Credit Agreement and the Guarantee and Collateral Agreement, Resolution Life, Inc. also pledged the securities of Lincoln Benefit to the Secured Parties (as defined in the Guarantee and Collateral Agreement).

If Resolution Life, Inc. defaults on its obligations under the Credit Agreement, RBC (as collateral agent), will have the option to receive all of the Resolution Life, Inc. and Lincoln Benefit stock pledged the Credit Agreement and Guarantee and Collateral Agreement, including all voting and corporate rights to such stock.

Item 11(n).	Transactions with Related Persons, Promoters and Certain Control Persons

On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc. Prior to this transaction, Lincoln Benefit was a wholly-owned subsidiary of ALIC.

Transactions with Related Persons

Prior to the acquisition of Lincoln Benefit from Allstate Life Insurance Company by Resolution Life, Inc., Lincoln Benefit was a party to certain intercompany agreements involving amounts greater than $120,000 between Lincoln Benefit and the following companies:

•	Allstate Life Insurance Company (“ALIC”), the former direct parent of Lincoln Benefit;

•	Allstate Insurance Company (“AIC”), a former indirect parent of Lincoln Benefit;

•	Allstate Insurance Holdings, LLC (“AIH”), a former indirect parent of Lincoln Benefit; and

•	The Allstate Corporation (“AllCorp”), the former ultimate indirect parent of Lincoln Benefit.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AIH	AllCorp
Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004, as amended by Amendment No. 1 effective January 1, 2009, and as supplemented by New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005.	2012 2013 2014	4,010,414,793 4,594,114,658 4,351,172,343	[2] [2] [2]	206,609,277 219,150,824 157,557,526	[2] [2] [2]	1,675,534,870 1,783,214,605 1,451,026,309	[2] [2] [2]	0 0 0	10,233,063 12,439,714 10,193,363	[2] [2] [2]

Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996, as supplemented by

Supplemental Intercompany Tax Sharing Agreement between Allstate Life Insurance Company and Lincoln Benefit Life Company effective December 21, 2000.

	2012 2013 2014	261,856,736 403,752,626 991,183,410	[3] [3] [3]	(51,081,452 (28,599,632 (118,361,063	) ) )	402,335,848 805,259,656 822,197,758		0 0 0	(133,557,504 (361,417,973 16,223,615	) )

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AIH	AllCorp

Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007.	2012 2013 2014	0 0 3,024,265	[4]	0 0 287,214	[4]	0 0 2,645,462	[4]	N/A	N/A

Assignment and Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Financial Services, LLC, and Lincoln Benefit Life Company.	2012 2013 2014	10,741,767 12,927,091 4,119,257	[5] [5] [5]	(4,042,532 (4,938,625 (140,501	) ) )	N/A		N/A	N/A

Investment Management Agreement among Allstate Investments, LLC, Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2007.	2012 2013 2014	172,138,967 174,642,625 129,435,627	[2] [2] [2]	85,874,525 82,062,732 49,913,891	[2] [2] [2]	73,118,384 79,465,291 68,450,895	[2] [2] [2]	N/A	67,330 0 0	[2]
Reinsurance Agreements between Lincoln Benefit Life Company and Allstate Life Insurance Company: Coinsurance Agreement effective December 31, 2001; Modified Coinsurance Agreement effective December 31, 2001; Modified Coinsurance Agreement effective December 31, 2001.	2012 2013 2014	447,340,588 528,831,836 (97,926,475	[6] [6] )[7]	447,340,588 (528,831,836 (97,926,475	[6] )[6] )[7]	N/A		N/A	N/A

Reinsurance Agreement between Lincoln Benefit Life Company and Lincoln Benefit Reinsurance Company effective September 30, 2012.	2012 2013 2014	0 201,639 (99,556	[6] )[7]	N/A		N/A		N/A	N/A

Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, dated April 1, 2014.	2014	8,459,377	[8]	8,459,377	[8]	N/A		N/A	N/A

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC	AIH	AllCorp

Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014.	2014	83,830,677	[6]	83,830,677	[6]	N/A	N/A	N/A
(1)	Each identified Related Person is a Party to the transaction.
(2)	Gross amount of expense received under the transaction.
(3)	Total amounts paid to the Internal Revenue Service.
(4)	Value of transfer transactions.
(5)	Gross amount of the transaction.
(6)	Net reinsurance income.
(7)	Net reinsurance expense.
(8)	Gross amount of the transaction.

After Lincoln Benefit was acquired by Resolution Life, Inc., Lincoln Benefit is a party to certain intercompany agreements involving amounts greater than $120,000 between Lincoln Benefit and the following companies:

•	Resolution Life, Inc. (“RLI”), the direct parent of Lincoln Benefit.

•	Resolution Life Holdings, Inc. (“RLH”), an indirect parent of Lincoln Benefit.

•	Lancaster Re Captive Insurance Company (“Lancaster Re”), a direct subsidiary of Lincoln Benefit

•	Lanis LLC, an affiliate of Lincoln Benefit

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Approximate dollar value of the amount involved in the transaction, per fiscal year
		($)		RLH	RLI	Lanis LLC
Services Agreement between Resolution Life, Inc. and Lincoln Benefit Life Company effective April 1, 2014	2014	(21,087,752	)¹	N/A	21,087,752¹	N/A

Surplus Note Purchase Agreement between Lancaster Re Captive Insurance Company and Lanis LLC effective April 1, 2014	2014	15,711,000		N/A	N/A	15,711,000²

Vehicle Note Purchase Agreement between Lancaster Re Captive Insurance Company and Lanis LLC effective April 1, 2014	2014	15,711,000		N/A	N/A	(15,711,000	)²

Fee Letter between Lincoln Benefit Life Company and Lanis LLC effective April 1, 2014	2014	(4,584,514)[3]		N/A	N/A	4,584,514	[3]

1	Total expense amount reimbursed / (paid) under the transaction
2	Surplus/Vehicle Note Interest received (paid)
3	Payment of risk spread fee

The agreements listed in the table immediately above relate to a transaction that Resolution Life, Inc., Resolution Life Holdings, Inc., Lancaster Re Captive Insurance Company, Lannis LLC and Lincoln Benefit Life Company have entered into with Hannover Life Reassurance Company of America, an unrelated party, in order to finance a portion of the insurance reserves held by Lincoln Benefit with respect to universal life insurance policies with secondary guarantees written by Lincoln Benefit.

Review and Approval of Related Person Transactions

For the Period Prior to April 1, 2014

Prior to the acquisition of Lincoln Benefit from Allstate Life Insurance Company by Resolution Life, Inc., all intercompany agreements to which Lincoln Benefit was a party were approved by Lincoln Benefit’s Board of Directors as well as by the board of any other affiliate of The Allstate Corporation that was a party to the agreement. When required, intercompany agreements were submitted for approval to the Nebraska Department of Insurance, Lincoln Benefit’s domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state’s insurance holding company systems act. This process was documented in an internal procedure that captured the review and approval process of all intercompany agreements. All approvals were maintained in Lincoln Benefit’s corporate records.

Prior to the transaction with Resolution, while there was no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors and executive officers of Lincoln Benefit were subject to the Allstate Code of Ethics (“Allstate Code”). The Allstate Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the former ultimate parent company of Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, was required to be disclosed to Human Resources. Human Resources worked with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest existed. Each director and executive officer was required to sign a Code of Ethics certification annually.

For the Period Beginning April 1, 2014

All intercompany agreements to which Lincoln Benefit is a part are approved by Lincoln Benefit’s Board of Directors as well as by the board of any other affiliate of Lincoln Benefit that is a party to the agreement. When required, intercompany agreements are submitted for approval to the Nebraska Department of Insurance, Lincoln Benefit’s domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Lincoln Benefit’s corporate records.

Subsequent to the acquisition by Resolution Life, Inc., while there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors, officers and employees of Lincoln Benefit are subject to Resolution Life’s Code of Conduct and its Conflict of Interest Guideline. The Resolution Code of Conduct includes a written conflict of interest policy that was adopted by the Board of Directors of Resolution Life, the parent company of Lincoln Benefit, and the Board of Directors of Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Lincoln Benefit and/or Resolution Life, or in a business that has a relationship with either entity, is required to be disclosed to Human

Resources and Compliance. Human Resources works with representatives from the Law Department, including Compliance, and the Audit Committee, if necessary, to determine whether an actual conflict of interest existed. All directors, officers and employees are required to sign a Code of Conduct certification and complete a Conflict of Interest Questionnaire annually.

Independence Standards for Directors

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this registration statement, Lincoln Benefit has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Lincoln Benefit has determined that five of its directors are independent: Stephen Campbell, Richard Carbone, Ann Frohman, Robert Stein and Grace Vandecruze.

OTHER INFORMATION

A section entitled “Experts” is added to your prospectus as follows:

EXPERTS

The financial statements as of and for each of the two years in the period ended December 31, 2013 and for the period from January 1, 2014 through March 31, 2014 of Lincoln Benefit Life Company included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedule are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements as of December 31, 2014 and for the period from April 1, 2014 through December 31, 2014 of Lincoln Benefit Life Company included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The following change is made to the prospectuses for the LBL Advantage, Consultant II and Premier Planner:

Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:

LEGAL MATTERS

Certain matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Lamson Dugan & Murray LLP, Omaha, Nebraska.

PRINCIPAL UNDERWRITER

Allstate Distributors, L.L.C. (“ADLLC”) serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with Allstate Life Insurance Company (“ALIC”). ALIC has entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”), pursuant to which PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2014, consisted of the following: NTT DATA Process Services, LLC (administrative services) located at PO Box 4201, Boston, MA 02211; RR Donnelley Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.

In connection with Resolution Life’s acquisition of Lincoln Benefit, Resolution Life, Inc. and Allstate Life entered into a Transition Services Agreement (the “TSA”), pursuant to which Allstate Life will continue to provide certain administrative services for the Recaptured Business for a period of twelve to twenty-four months after the closing. Following termination of the TSA, we plan to outsource the administration of the Recaptured Business to third-party administrators. In particular, the administration of our deferred annuity business was outsourced to se2, LLC, an unaffiliated third-party service provider, effective February 23, 2015. The remaining administration will be outsourced to Alliance–One Services, Inc., an unaffiliated third-party service provider, later this year.